   As filed with the Securities and Exchange Commission on 30 April 2002


                                                       Registration No. 33-75778
                                                                       811-7534
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO.10
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                              St. Louis, MO  63105
                    (Address of Principal Executive Office)


                          Matthew P. McCauley, Esquire
                         Paragon Life Insurance Company
                               700 Market Street
                              St. Louis, MO  63101
               (Name and Address of Agent for Service of Process)

                                    Copy to:


                            Stephen E. Roth, Esquire
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Ave., N.W.
                          Washington, D.C.  20004-2415


It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1, May 2002 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies

[LOGO]
Scudder
Investments

[LOGO]
Paragon Life
A MetLife(R) Company
                   [LOGO OF PARAGON LIFE INSURANCE COMPANY]

            .  GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2002


                                                                          50412
                                                                            Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Series I (SVSI) or Scudder Variable Series II (SVSII):

--------------------------------------------------------------------------------
                    FUND                              FUND
      -------------------------------------------------------------------
      SVSI Money Market Portfolio      SVSI Global Discovery Portfolio
      SVSI Bond Portfolio              SVSI International Portfolio
      SVSI Capital Growth Portfolio    SVSI 21st Century Growth Portfolio
      SVSI Balanced Portfolio          SVSII Growth Portfolio
      SVSI Growth and Income Portfolio
--------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 2002.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Interests in the Policy and shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
          Summary................................................   4
          The Company, The Separate Account, and The Funds.......   9
             The Company
             The Separate Account
             The Funds
             Addition, Deletion, or Substitution of Investments
          Payment and Allocation of Premiums.....................  13
             Issuance of a Policy
             Premiums
             Allocation of Net Premiums and Cash Value
             Policy Lapse and Reinstatement
          Policy Benefits........................................  17
             Death Benefit
             Cash Value
          Policy Rights and Privileges...........................  23
             Exercising Rights and Privileges Under the Policies
             Loans
             Surrender and Partial Withdrawals
             Transfers
             Right to Examine Policy
             Conversion Right to a Fixed Benefit Policy
             Eligibility Change Conversion
             Payment of Benefits at Maturity
             Payment of Policy Benefits
          Charges and Deductions.................................  27
             Sales Charges
             Premium Tax Charge
             Monthly Deduction
             Partial Withdrawal Transaction Charge
             Separate Account Charges
          General Matters Relating to the Policy.................  31
          Distribution of the Policies...........................  35
          General Provisions of the Group Contract...............  35
          Federal Tax Matters....................................  36
          Safekeeping of the Separate Account's Assets...........  39
          Voting Rights..........................................  39
          State Regulation of the Company........................  40
          Management of the Company..............................  41
          Legal Matters..........................................  42
          Legal Proceedings......................................  42
          Experts................................................  42
          Additional Information.................................  42
          Definitions............................................  43
          Financial Statements................................... F-1
          Appendix A............................................. A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charges. Generally, there are no sales charges under a Policy. We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. However, a charge of 2 1/4 percent from all premiums paid to cover state premium taxes may be deducted in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . Rider Charges. A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 2001.

     The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                                                    Total
                                               Management  Other    Annual
                       Fund                       Fees    Expenses Expenses
     SVSI Money Market Portfolio..............   0.37%     0.08%    0.45%
     SVSI Bond Portfolio......................   0.48%     0.09%    0.57%
     SVSI Capital Growth Portfolio............   0.46%     0.04%    0.50%
     SVSI Balanced Portfolio..................   0.48%     0.08%    0.56%
     SVSI Growth and Income Portfolio.........   0.48%     0.08%    0.56%
     SVSI Global Discovery Portfolio/(1)/.....   0.98%     0.24%    1.22%
     SVSI International Portfolio.............   0.84%     0.16%    1.00%
     SVSI 21st Century Growth Portfolio/(1,2)/   0.88%     0.28%    1.16%
     SVSII Growth Portfolio...................   0.60%     0.03%    0.63%

    1 Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one-year period commencing on May 1, 2002, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Scudder Global Discovery 1.25% and Scudder 21st Century Growth 1.50%.

    2 The Portfolio has an expense offset arrangement that reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian. "Other Expenses" do not take into account this expense reduction, and are therefore higher than the actual expenses of the Portfolio. Had this fee reduction been taken into account, "Total Portfolio Annual Expenses" would be lower and equal 1.15%.

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at the Home
Office: 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211. On or about May 24, 2002, the Home Office address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. The phone number will not change. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.

               THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, we had assets of $406 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869. On or about May 24, 2002, our address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Series I (the "Scudder Variable Series I") and Scudder Variable Series II (the "Scudder Variable Series II) both series-type mutual funds registered with the SEC as open-ended diversified management investment companies. The assets of the management investment company used by the Policies are held separate from the assets of the other management investment companies, and each such company has investment objectives and policies which are generally different from those of the other management investment companies. The income or losses of one management investment company generally have no effect on the investment performance of any other management investment company.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

SVSI Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. It does this by investing exclusively in high quality short-term securities. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Bond Portfolio

The Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Balanced Portfolio

The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Growth and Income Portfolio

The Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI Global Discovery Portfolio

The Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in at least three different countries, excluding the United States. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSI 21st Century Growth Portfolio

The 21st Century Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. Unless otherwise indicated, the portfolio's investment objective and policies may be changed without a vote of shareholders.

SVSII Growth Portfolio

The Growth Portfolio seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large U.S. Companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2001, the Russell 1000 Growth Index had a median market capitalization of $3.6 billion).

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .  Eliminate or combine one or more Divisions;

  .  Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

    (a)operated as a management company under the 1940 Act;

    (b)deregistered under that Act in the event such registration is no longer required; or

    (c)combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

    (1)to independent contractors of the employer;

    (2)to persons who wish to continue coverage after a Group Contract has terminated;

    (3)to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

    (4)if state law restrictions make issuance of a Group Contract impracticable; or

    (5)if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  .  where the Face Amount exceeds the guaranteed issue limits;

  .  where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  .  the appropriate application for Individual Insurance is signed;

  .  the initial premium has been paid prior to the Insured's death;

  .  the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  .  the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  .  60 days from the date of application; or

  .  termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an

Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

    (1)the premium paid; less

    (2)the premium expense charge;

    (3)any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

    (4)the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

(1)the current Face Amount of the Policy or, if greater,

(2)the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75 to 90....    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

    (1)the current Face Amount plus the Cash Value of the Policy or, if greater,

    (2)the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the

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

decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (1)The Face Amount provided by the most recent increase;

    (2)The next most recent increases successively; and

    (3)The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  .  within 10 days of mailing the right to cancellation notice to the Owner; or

  .  within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a)A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b)An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c)An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if

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

       Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d)A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e)A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  .  the investment performance of the chosen Divisions;

  .  the frequency and amount of net premiums paid;

  .  transfers;

  .  partial withdrawals;

  .  Policy Loans;

  .  Loan account interest rate credited; and

  .  the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division.

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

Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

    (1)The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

    (2)Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

    (3)Any loan repayments allocated to the Division during the current Valuation Period; plus

    (4)Any amounts transferred to the Division from another Division during the current Valuation Period; plus

    (5)That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

    (6)Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

    (7)Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

    (8)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

    (1)The value of the assets at the end of the preceding Valuation Period;
       plus

    (2)The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

    (3)The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

    (4)Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

    (5)A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

    (6)The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

    (1)The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

    (2)A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

    (3)Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. In addition and with some restrictions, an owner currently may request transfers, surrenders or partial withdrawals and Policy loans by facsimile or through electronic media. We reserve the right to limit or modify the manner in which an owner may exercise the rights and privileges under the Policy. We will send all reports and other notices described herein or in the Policy directly to the Owner.

We cannot guarantee that facsimile or online transactions or telephone inquiries will always be possible. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under the circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is you or is authorized to act on your behalf.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile or written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.)

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

    (1)the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

    (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us at our Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a facsimile or written request to us. The Owner may make a partial withdrawal from the Policy by sending a facsimile or written or online request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us at our Home Office along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account), on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers must be made directly to us in writing or by facsimile or electronic media, and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .  10 days of mailing the right to cancellation notice to the Owner; or

  .  45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  .  the premium expense charge; less

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  .  the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction, but the premium tax charge assessed under the policy will not vary with the state of residence of the [Owner/Insured]. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2 1/4% for premium taxes on premiums received in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                         First Subsequent
                      Eligible Employees Year    Years
                      ------------------ ----- ----------
                           250-499...... $5.00   $2.50
                           500-999...... $4.75   $2.25
                           1000+........ $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980

Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts, and The Funds.")

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

    (1)the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

    (2)the SEC by order permits postponement for the protection of Owners; or

    (3)an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof at our Home Office of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse's Life Insurance Rider. Provides the term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, at the time the application is signed the spouse must provide evidence of insurability. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the spouse. Upon receipt of proof at our Home Office of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, there is a limited 60-day continuation and exchange period during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider only provides term insurance on the life of the spouse and thus will not provide for the accumulation of its own cash value.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election of an accelerated payment, prior to the death of the Insured upon receipt at our Home Office of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive at our Home Office satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. This endorsement provides a change in the maturity date to the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

State Variations

Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

                         DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD) and the Securities Investor Protection Corporation (SIPC). Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South Fourth Street, Suite 1000, St. Louis, MO. 63102.

On or about July 1, 2002, General American Distributors ("GAD"), member NASD and SIPC, will become the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD's Internal Revenue Service employer identification No. is 43-1906210. It is a Missouri corporation formed October 3, 2000. General American Distributor's address is: 700 Market Street, St. Louis, Missouri 63101.

The Policies are distributed by the Company through broker-dealers who have entered into written sales agreements with the principal underwriter. No commissions are paid for distribution of the Policies; however, compensation may be paid to representatives of MetLife and other consultants for referrals. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.


Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY

         Name                           Principal Occupation(s) During Past Five Years/1/
         ----                           -------------------------------------------------
Executive Officers/2/
Anthony F. Trani/3/     President and Chief Executive Officer since August 2000. Formerly Vice President--
                        Institutional Markets, Metropolitan Life Insurance Company June 1998-August 2000.
                        Chief Marketing Officer--Institutional Markets, Metropolitan Life Insurance
                        Company May 1996-June 1998

Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since November 1996.

Matthew K. Duffy        Vice President and Chief Financial Officer since June 1996.

Matthew P. McCauley/3/  Vice President and General Counsel since 1984. Secretary since August 1981. Vice
                        President and Associate General Counsel, General American since December 1995.

John R. Tremmel         Vice President--Operations and System Development since January 1999. Formerly
                        Chief Operating Officer, ISP Alliance, April 1998-December 1998. Vice President
                        and General Manager of National Operations Centers, Norell Corporation, January
                        1995-March 1998.

Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly Vice President --Institutional
                        Markets, Metropolitan Life Insurance Company June 1998-January 2001. Regional
                        Vice President--Institutional Markets, Metropolitan Life Insurance Company, May
                        1996-June 1998.

Directors/4/
Nicholas D. Latrenta    Senior Vice President--Institutional Business Operations since October 1, 2000.
                        Formerly Senior Vice President International Operations March 1999-October 2000.
                        Senior Vice President--Institutional Business May 1997-March 1999. Vice
                        President--Institutional Business May 1996-May 1997.

Roy C. Albertalli       Chief Counsel--Institutional Business Operations since June 2000. Formerly Vice
                        President and Associate General Counsel--Institutional Business Operations May
                        1996-June 2000.

Eugene Marks, Jr.       Senior Vice President--Institutional Business Operations since January 1998.
                        Formerly Vice President--Institutional Business Operations November 1990-January
                        1998.-

Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate Actuarial and Corporate Risk
                        Management since July 2000. Formerly Senior Vice President and Chief Financial
                        Officer--Institutional Business Operations January 1997-July 2000. Vice President
                        and Senior Actuary--Group and Individual Retirement and Savings Business
                        Operations January 1993-January 1997.-

Michael W. Witwer       Vice President--Life Products since March 1995.

--------
(1)All positions listed are with the Company unless otherwise indicated.
(2)The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.
(3)Indicates Executive Officers who are also Directors.
(4)All positions listed for Directors are with Metropolitan Life Insurance Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.-

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the parent company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Separate Account as of December 31, 2001, and for each of the periods in each of the two years ended December 31, 2001, included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company for the year ended December 31, 1999 and the Separate Account for the period ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105. On or about May 24, 2002, the mailing address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2001 and 2000 and the results of its operations and comprehensive income (loss) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the financial statements, the Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the periods subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

   We have audited the accompanying statements of operations and comprehensive income, stockholder's equity, and cash flows of Paragon Life Insurance Company for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of Paragon Life Insurance Company for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000



[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2001 and 2000
                 (in thousands of dollars, except share data)

                                                                 2001     2000
                                                               -------- --------
                           Assets
Fixed maturities, available for sale.......................... $ 86,670 $ 84,006
Policy loans..................................................   23,406   20,067
Cash and cash equivalents.....................................   16,236   10,018

                                                               -------- --------
       Total cash and invested assets.........................  126,312  114,091
                                                               -------- --------
Reinsurance recoverables......................................      700    1,649
Deposits relating to reinsured policyholder account balances..    7,550    7,236
Accrued investment income.....................................    2,102    2,004
Deferred policy acquisition costs.............................   10,592    4,836
Value of business acquired....................................   23,041   25,995
Goodwill......................................................    3,184    3,361
Fixed assets and leasehold improvements, net..................    3,032    2,208
Other assets..................................................      675      578
Separate account assets.......................................  228,947  241,423
                                                               -------- --------
       Total assets........................................... $406,135 $403,381
                                                               ======== ========
            Liabilities and Stockholder's Equity
Policyholder account balances................................. $116,686 $107,266
Policy and contract claims....................................    1,106    1,571
Federal income taxes payable..................................      229      583
Other liabilities and accrued expenses........................    4,690    3,082
Payable to affiliates.........................................    2,755    2,917
Due to separate account.......................................      450      202
Deferred tax liability........................................    7,525    6,266
Separate account liabilities..................................  228,947  241,423
                                                               -------- --------
       Total liabilities......................................  362,388  363,310
                                                               -------- --------
Stockholder's equity:
   Common stock, par value $150; 100,000 shares authorized;
     20,500 shares issued and outstanding.....................    3,075    3,075
   Additional paid-in capital.................................   33,032   33,032
   Accumulated other comprehensive income.....................    1,170      869
   Retained earnings..........................................    6,470    3,095
                                                               -------- --------
       Total stockholder's equity.............................   43,747   40,071
                                                               -------- --------
       Total liabilities and stockholder's equity............. $406,135 $403,381
                                                               ======== ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

           Statements of Operations and Comprehensive Income (Loss)

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                    Predeccessor's
                                                                                        Basis
                                                                   2001     2000         1999
                                                                  -------  -------  --------------
Revenues:
   Policy contract charges....................................... $23,996  $22,809     $24,577
   Net investment income.........................................   8,784    8,748       7,726
   Commissions and expense allowances on reinsurance ceded.......     538      190         292
   Net realized investment (losses) gains........................     (87)  (1,027)         57
                                                                  -------  -------     -------
       Total revenues............................................  33,231   30,720      32,652
                                                                  -------  -------     -------
Benefits and expenses:
   Policy benefits...............................................   4,979    4,742       4,616
   Interest credited to policyholder account balances............   6,432    5,743       5,524
   Commissions, net of capitalized costs.........................     713      381         445
   General and administration expenses, net of capitalized costs.  14,052   12,787      16,181
   Amortization of deferred policy acquisition costs.............     751       --       1,631
   Amortization of value of business acquired....................     854    2,092          --
   Amortization of goodwill......................................     177      177          --
                                                                  -------  -------     -------
       Total benefits and expenses...............................  27,958   25,922      28,397
                                                                  -------  -------     -------
       Income before federal income tax expense..................   5,273    4,798       4,255
Federal income taxes.............................................   1,898    1,703       1,499
                                                                  -------  -------     -------
Net income.......................................................   3,375    3,095       2,756
Other comprehensive income (loss)................................
                                                                      301      869      (5,557)
                                                                  -------  -------     -------
Comprehensive income (loss)...................................... $ 3,676  $ 3,964     $(2,801)
                                                                  =======  =======     =======


                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)

                                                                  Accumulated
                                                      Additional     other                  Total
                                               Common  paid-in   comprehensive Retained stockholder's
                                               Stock   capital   income (loss) earnings    equity
                                               ------ ---------- ------------- -------- -------------
Predecessor's basis balance at January 1, 1999 $2,050  $17,950      $ 2,809    $ 9,697     $32,506
   Net income.................................     --       --           --      2,756       2,756
   Other comprehensive loss...................     --       --       (5,557)        --      (5,557)
                                               ------  -------      -------    -------     -------
Balance at December 31, 1999..................  2,050   17,950       (2,748)    12,453      29,705
                                               ------  -------      -------    -------     -------
Balance at January 1, 2000....................  2,050   34,057           --         --      36,107
   Par value change...........................  1,025   (1,025)          --         --          --
   Net income.................................     --       --           --      3,095       3,095
   Other comprehensive income.................     --       --          869         --         869
                                               ------  -------      -------    -------     -------
Balance at January 1, 2001....................  3,075   33,032          869      3,095      40,071
   Net income.................................     --       --           --      3,375       3,375
   Other comprehensive income.................     --       --          301         --         301
                                               ------  -------      -------    -------     -------
Balance at December 31, 2001.................. $3,075  $33,032      $ 1,170    $ 6,470     $43,747
                                               ======  =======      =======    =======     =======



                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                         Predeccessor's
                                                                                             Basis
                                                                        2001     2000         1999
                                                                      --------  -------  --------------
Cash flows from operating activities:
   Net income........................................................ $  3,375  $ 3,095     $  2,756
   Adjustments to reconcile net income to net cash provided by (used
     in) operating activities:
       Change in:
          Reinsurance recoverables...................................      949     (335)        (144)
          Deposits relating to reinsured policyholder account
            balances.................................................     (314)    (216)        (332)
          Accrued investment income..................................      (98)    (151)        (308)
          Federal income tax payable.................................     (354)    (424)         726
          Other assets...............................................     (921)  (1,493)       3,316
          Policy and contract claims.................................     (465)    (120)          19
          Other liabilities and accrued expenses.....................    1,608     (103)        (209)
          Payable to affiliates......................................     (162)    (886)       1,741
          Company ownership of separate account......................       --       64          (64)
          Due to separate account....................................      248       10            9
       Deferred tax expense..........................................    1,097    1,186          469
       Policy acquisition costs deferred.............................   (6,578)  (4,836)      (4,185)
       Amortization of deferred policy acquisition costs.............      751       --        1,631
       Amortization of value of business acquired....................      854    2,092           --
       Amortization of goodwill......................................      177      177           --
       Interest credited to policyholder accounts....................    6,432    5,743        5,524
       (Accretion)/Amortization of net investments...................     (239)    (101)          92
       Net (gain) loss on sales and calls of investments.............       87    1,027          (57)
                                                                      --------  -------     --------
Net cash provided by operating activities............................    6,447    4,729       10,984
                                                                      --------  -------     --------
Cash flows from investing activities:
   Purchase of fixed maturities......................................  (12,247)  (6,007)     (12,515)
   Sale or maturity of fixed maturities..............................   12,369    3,960        4,695
   Increase in policy loans, net.....................................   (3,339)  (3,113)      (2,819)
                                                                      --------  -------     --------
                                                                        (3,217)  (5,160)     (10,639)
Net cash used in investing activities................................ --------  -------     --------
Cash flows from financing activities:
   Net policyholder account deposits.................................    2,988     (142)       2,807
                                                                      --------  -------     --------
Net (decrease) increase in cash and cash equivalents.................    6,218     (573)       3,152
Cash and cash equivalents at beginning of year.......................   10,018   10,591        7,439
                                                                      --------  -------     --------
Cash and cash equivalents at end of year............................. $ 16,236  $10,018     $ 10,591
                                                                      ========  =======     ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes........................................ $ (1,155) $  (941)    $   (346)
                                                                      ========  =======     ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

   General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

   As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the period prior to the date of acquisition, the presentation is referred to as the "Predecessor Basis".

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates abount matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

   Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

                        PARAGON LIFE INSURANCE COMPANY

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2001 and 2000, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   The cost of investment securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2001, net of accumulated amortization of $177, was $3,184.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2001, 2000 and 1999. The actual crediting rate was 6.1% in 2001 and 2000, and ranged from 6.1% to 6.5% in 1999.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which

                        PARAGON LIFE INSURANCE COMPANY
those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting which are deferred and amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                        PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  (l) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the 2001 presentation.

  (m) New Accounting Pronouncements

   In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state insurance department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company's adoption of the Codification by the NAIC and the Codification as modified by the Insurance Department of the State of Missouri, resulted in a $1,004 net increase in statutory capital and surplus as of January 1, 2001 and was reflected as a cumulative effect of changes in accounting principle.

   Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial condition or results of operations.

                        PARAGON LIFE INSURANCE COMPANY

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. There was no amortization of goodwill for 1999. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the impairment requirements by December 31, 2002.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets
(other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 did not have a material effect on the Company's financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

                        PARAGON LIFE INSURANCE COMPANY

   Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's financial statements.

   Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's financial statements.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001 and 2000 are as follows:

                                                   2001
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,654    $  156     $   27    $ 4,783
     Corporate securities......   65,040     3,942        740     68,242
     Mortgage-backed securities   12,382       747         --     13,129
     Asset-backed securities...      496        20         --        516
                                 -------    ------     ------    -------
                                 $82,572    $4,865     $  767    $86,670
                                 =======    ======     ======    =======

                                                   2000
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,291    $  122     $   --    $ 4,413
     Corporate securities......   64,972     2,135      1,432     65,675
     Mortgage-backed securities   12,784       633         --     13,417
     Asset-backed securities...      493         8         --        501
                                 -------    ------     ------    -------
                                 $82,540    $2,898     $1,432    $84,006
                                 =======    ======     ======    =======

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less.................  $ 3,882   $ 3,947
         Due after one year through five years...   15,938    16,740
         Due after five years through ten years..   12,841    13,406
         Due after ten years through twenty years   37,033    38,932
         Asset-backed securities.................      496       516
         Mortgage-backed securities..............   12,382    13,129
                                                   -------   -------
                                                   $82,572   $86,670
                                                   =======   =======

                        PARAGON LIFE INSURANCE COMPANY

   Proceeds from sales of fixed maturities during 2001, 2000 and 1999 were $12,369 and $3,960 and $4,695, respectively. Gross gains of $58 and gross (losses) of $(149) were realized on those sales in 2001. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 were realized on those sales in 1999.

   The sources of net investment income follow:

                                                     Predecessor's
                                                         Basis
                                      2001    2000       1999
                                     ------  ------  -------------
              Fixed Maturities...... $6,681  $6,789     $6,077
              Short-term investments    469     577        486
              Policy loans and other  1,701   1,464      1,244
                                     ------  ------     ------
                                      8,851   8,830      7,807
              Investment expenses...    (67)    (82)       (81)
                                     ------  ------     ------
              Net investment income. $8,784  $8,748     $7,726
                                     ======  ======     ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                               Predecessor's
                                                                   Basis
                                               2001     2000       1999
                                              -------  ------  -------------
   Unrealized appreciation (depreciation):
   Fixed maturities available-for-sale....... $ 4,098  $1,465     $(5,030)
   Deferred policy acquisition costs.........     (70)     --         803
   VOBA......................................  (2,228)   (128)         --
   Deferred income taxes.....................    (630)   (468)      1,479
                                              -------  ------     -------
   Net unrealized appreciation (depreciation) $ 1,170  $  869     $(2,748)
                                              =======  ======     =======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,023 and $4,036 at December 31, 2001 and 2000, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000.

                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
         December 31, 2001:
            Assets
                Fixed maturities.................. $ 86,670  $ 86,670
                Policy loans......................   23,406    23,406
                Separate account assets...........  228,947   228,947
            Liabilities
                Policyholder account balances.....  116,686   116,686
                Separate account liabilities......  228,947   228,947

                        PARAGON LIFE INSURANCE COMPANY

         December 31, 2000:
                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
            Assets
                Fixed maturities.................. $ 84,006  $ 84,006
                Policy loans......................   20,067    20,067
                Separate account assets...........  241,423   241,423
            Liabilities
                Policyholder account balances.....  107,266   107,266
                Separate account liabilities......  241,423   241,423

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2001, 2000 and 1999 as they relate to transactions with affiliates are summarized as follows:

                                                              Predecessor's
                                                                  Basis
                                               2001    2000       1999
                                              ------- ------- -------------
    Reinsurance transactions with affiliates:
    Premiums for reinsurance ceded........... $19,513 $18,445    $16,869
    Policy benefits ceded....................  20,837  22,130     16,823
    Commissions and expenses ceded...........     538     190        292
    Reinsurance recoverables.................     631   1,617      1,268

   Ceded premiums and benefits to non-affiliates for 2001, 2000 and 1999 were insignificant.

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                        Predecessor's
                                                                            Basis
                                                      2001      2000        1999
                                                     -------  --------  -------------
Balance at beginning of year........................ $ 4,836  $ 24,357     $20,602
Purchase adjustments................................      --   (24,357)         --
Policy acquisition costs deferred...................   6,577     4,836       4,185
Policy acquisition costs amortized..................    (751)       --      (1,631)
Deferred policy acquisition costs relating to change
  in unrealized (gain) loss on investments available
  for sale..........................................     (70)       --       1,201
                                                     -------  --------     -------
Balance at end of year.............................. $10,592  $  4,836     $24,357
                                                     =======  ========     =======

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                      Predecessor's
                                                          Basis
                                         2001   2000      1999
                                        ------ ------ -------------
             Current tax expense....... $  801 $  517    $1,030
             Deferred tax expense......  1,097  1,186       469
                                        ------ ------    ------
             Provision for income taxes $1,898 $1,703    $1,499
                                        ====== ======    ======

                        PARAGON LIFE INSURANCE COMPANY

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                        Predecessor's
                                                            Basis
                                           2001   2000      1999
                                          ------ ------ -------------
          Computed "expected" tax expense $1,846 $1,679    $1,489
          Other, net.....................     52     24        10
                                          ------ ------    ------
          Provision for income taxes..... $1,898 $1,703    $1,499
                                          ====== ======    ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2001, 2000 and 1999 are presented below:

                                                               Predecessor's
                                                                   Basis
                                                2001    2000       1999
                                               ------- ------- -------------
   Deferred tax assets:
      Unearned reinsurance allowances......... $    -- $    --    $  194
      Policy and contract liabilities.........     439     554       583
      Tax capitalization of acquisition costs.   3,084   2,869     2,559
      Purchase adjustment.....................   1,236   1,456        --
      Capital loss carryforwards..............     775      --        --
      Unrealized loss on investments, net.....      --      --     1,479
      Other, net..............................     162     164       359
                                               ------- -------    ------
   Total deferred tax assets.................. $ 5,696 $ 5,043    $5,174
                                               ======= =======    ======
   Deferred tax liabilities:
      Unrealized gain on investments, net..... $   630 $   468    $   --
      VOBA....................................   8,838   9,139        --
      Deferred policy acquisition costs.......   3,753   1,702     8,244
                                               ------- -------    ------
   Total deferred tax liabilities............. $13,221  11,309     8,244
                                               ------- -------    ------
   Net deferred tax liabilities............... $ 7,525 $ 6,266    $3,070
                                               ======= =======    ======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2001 and 2000, the Company recognized deferred tax assets associated with capital losses of approximately $775 and $0, respectively, that will expire between 2004 and 2005. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1994. The Company is being audited for the years 1995-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2001, 2000 and 1999 were $3,056, $2,487 and $2,247, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(8) Pension Plan

   Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. Effective January 1, 2001, the Company's employees became

                        PARAGON LIFE INSURANCE COMPANY
employees of Metropolitan Life and most postretirement plans were merged into the postretirement benefit plans of Metlife Inc. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000 and 1999 due to over-funding of the General American plan.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $123, $459 and $0 for 2001, 2000 and 1999, respectively.

   Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2001, 2000 and 1999, as determined using statutory accounting practices, is summarized as follows:

                                                         2001     2000    1999
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $12,930  $13,751 $13,545
Net gain from operations as reported to regulatory
  authorities.......................................... $  (931) $   835 $   300

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $1,293. Paragon did not pay dividends in 2001, 2000 and 1999.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2001, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases, the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2002................ $1,448
                            2003................    748
                            2004................    545
                            2005................    445
                            2006................    395
                                                 ------
                                                 $3,581
                                                 ======

   Rent expense totaled $677, $562 and $507 in 2001, 2000 and 1999, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2001, 2000 and 1999:

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $ (891)   $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)      759     (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87       (30)        57
                                                          -------    ------    -------
Other comprehensive income..............................  $   463    $ (162)   $   301
                                                          =======    ======    =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Aount     Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $ (153)   $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)       45        (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027      (360)       667
                                                          -------    ------    -------
Other comprehensive income..............................  $ 1,337    $ (468)   $   869
                                                          =======    ======    =======

                                                            Predecessor's Basis 1999
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding losses arising during period.........  $(9,690)   $3,391    $(6,299)
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................    1,199      (420)       779
Less: reclassification adjustment for gains realized in
  net income............................................      (57)       20        (37)
                                                          -------    ------    -------
Other comprehensive loss................................  $(8,548)   $2,991    $(5,557)
                                                          =======    ======    =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Scudder Divisions:

   We have audited the statement of assets and liabilities, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, Global Discovery, Large Company Growth, 21st Century Growth and Growth Fund Divisions of Paragon Separate Account B's Scudder Divisions as of December 31, 2001, and the respective related statements of operations and changes in net assets for each of the periods in the two years then ended and the financial highlights as of and for the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B's Scudder Divisions. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets for the year ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the respective financial positions of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, Global Discovery, Large Company Growth, 21st Century Growth and Growth Fund Divisions of Paragon Separate Account B's Scudder Divisions as of December 31, 2001, the respective results of their operations and the changes in their net assets for each of the periods in the two years then ended and their financial highlights as of and for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

/s/ KPMG
     10 South Broadway
     Suite 900
     St Louis, MO 63102-1761

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account B's Scudder Divisions:

   We have audited the accompanying statements of operations and changes in net assets of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income and Global Discovery Divisions of Paragon Separate Account B for the period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income and Global Discovery Divisions of Paragon Separate Account B for the period December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.
                                          /s/ KPMG LLP

March 10, 2000


[LOGO]
boxes
             KPMG LLP, KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                                                 Growth             Large     21st
                             Money                 Capital                        and     Global   Company  Century
                             Market  International  Growth    Balanced   Bond    Income  Discovery  Growth   Growth   Growth
                            Division   Division    Division   Division Division Division Division  Division Division Division
                            -------- ------------- ---------  -------- -------- -------- --------- -------- -------- --------
Net Assets:
  Investments in Scudder
   Investments, at market
   value (See Schedule of
   Investments)............ $155,444    454,294    1,652,362  909,223  273,471  566,466   107,571     --     46,777   43,010
  Receivable from (Payable
   to) Paragon Life
   Insurance Company.......      192         16           70      (38)     (11)     150        (4)    --         (2)      (2)
                            --------    -------    ---------  -------  -------  -------   -------  --------  ------   ------
   Total Net Assets........ $155,636    454,310    1,652,432  909,185  273,460  566,616   107,567     --     46,775   43,008
                            ========    =======    =========  =======  =======  =======   =======  ========  ======   ======
Net Assets, representing:
Equity of Contract Owners.. $155,623    454,320    1,652,469  909,204  273,465  566,626   107,569            46,776   43,009
Equity of Paragon Life
 Insurance Company.........       13        (10)         (37)     (19)      (5)     (10)       (2)    --         (1)      (1)
                            --------    -------    ---------  -------  -------  -------   -------  --------  ------   ------
                            $155,636    454,310    1,652,432  909,185  273,460  566,616   107,567     --     46,775   43,008
                            ========    =======    =========  =======  =======  =======   =======  ========  ======   ======
Total Units Held...........  113,978     32,786       56,597   45,867   26,409   46,491    11,686     --      7,520    8,530
Unit value................. $   1.37      13.86        29.20    19.82    10.36    12.19      9.21     --       6.22     5.04
Cost of Investments........ $155,444    718,416    2,005,572  987,199  266,201  644,548   127,910     --     50,218   45,808



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
                                  Page 1 of 2

   For the years ended December 31, 2001, 2000 and 1999 except for the Large
                         Company Growth Division which
  is for the period May 1, 1999 (inception) through December 31, 1999 and the
                         21st Century Growth Division
   which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period May 1, 2001 (inception) through
                              December 31, 2001.

                                                               Money Market Division        International Division
                                                            ---------------------------- ---------------------------
                                                              2001       2000     1999     2001      2000     1999
                                                            ---------  --------  ------- --------  --------  -------
Investment Income:
   Dividend Income......................................... $   3,876     4,983    4,524    2,544    19,193    3,862
Expenses:
   Mortality and Expense Charge............................       772       648      730    4,273     6,516    5,713
                                                            ---------  --------  ------- --------  --------  -------
      Net Investment Income (Expense)......................     3,104     4,335    3,794   (1,729)   12,677   (1,851)
Net Realized Gain on Investments
   Realized Gain Distributions.............................        --        --       --  119,233    66,508   54,461
   Proceeds from Sales.....................................   103,104    55,397   18,828  178,017   169,229  156,952
   Cost of Investments Sold................................   103,104    55,397   18,828  234,734   129,750  132,987
                                                            ---------  --------  ------- --------  --------  -------
      Net Realized Gain on Investments.....................        --        --       --   62,516   105,987   78,426
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain Beginning of Year.......................        --        --       --   17,654   348,481   86,528
   Unrealized (Loss) Gain End of Year......................        --        --       -- (264,122)   17,654  348,481
                                                            ---------  --------  ------- --------  --------  -------
   Net Unrealized (Loss) Gain on Investments...............        --        --       -- (281,776) (330,827) 261,953
                                                            ---------  --------  ------- --------  --------  -------
      Net (Loss) Gain on Investments.......................        --        --       -- (219,260) (224,840) 340,379
                                                            ---------  --------  ------- --------  --------  -------
Increase (Decrease) in Net Assets Resulting from Operations $   3,104     4,335    3,794 (220,989) (212,163) 338,528
                                                            =========  ========  ======= ========  ========  =======

                                                                 Balanced Division              Bond Division
                                                            ---------------------------- ---------------------------
                                                              2001       2000     1999     2001      2000     1999
                                                            ---------  --------  ------- --------  --------  -------
Investment Income:
   Dividend Income......................................... $  24,363    15,779   10,818    9,255    10,411    7,739
Expenses:
   Mortality and Expense Charge............................     6,735     7,445    6,948    1,891     1,685    1,585
                                                            ---------  --------  ------- --------  --------  -------
      Net Investment Income (Expense)......................    17,628     8,334    3,870    7,364     8,726    6,154
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.............................    37,454   123,934   54,670       --        --      773
   Proceeds from Sales.....................................   168,770   209,655  165,754   64,480    45,303   32,355
   Cost of Investments Sold................................   179,410   186,336  136,484   62,634    46,671   33,369
                                                            ---------  --------  ------- --------  --------  -------
      Net Realized Gain (Loss) on Investments..............    26,814   147,253   83,940    1,846    (1,368)    (241)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year................    26,791   207,606  173,652    4,767    (8,891)     535
   Unrealized Gain (Loss) End of Year......................   (77,976)   26,791  207,606    7,270     4,767   (8,891)
                                                            ---------  --------  ------- --------  --------  -------
   Net Unrealized Gain (Loss) on Investments...............  (104,767) (180,815)  33,954    2,503    13,658   (9,426)
                                                            ---------  --------  ------- --------  --------  -------
      Net Gain (Loss) on Investments.......................   (77,953)  (33,562) 117,894    4,349    12,290   (9,667)
                                                            ---------  --------  ------- --------  --------  -------
Increase (Decrease) in Net Assets Resulting from Operations $ (60,325)  (25,228) 121,764   11,713    21,016   (3,513)
                                                            =========  ========  ======= ========  ========  =======

                                                              Capital Growth Division
                                                            ---------------------------
                                                              2001      2000     1999
                                                            --------  --------  -------
Investment Income:
   Dividend Income.........................................   22,451    37,521    4,505
Expenses:
   Mortality and Expense Charge............................   13,067    17,188   14,587
                                                            --------  --------  -------
      Net Investment Income (Expense)......................    9,384    20,333  (10,082)
Net Realized Gain on Investments
   Realized Gain Distributions.............................  212,962   220,706  159,059
   Proceeds from Sales.....................................  333,075   385,168  294,883
   Cost of Investments Sold................................  379,275   278,180  220,294
                                                            --------  --------  -------
      Net Realized Gain on Investments.....................  166,762   327,694  233,648
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain Beginning of Year.......................  224,006   802,625  457,526
   Unrealized (Loss) Gain End of Year...................... (353,210)  224,006  802,625
                                                            --------  --------  -------
   Net Unrealized (Loss) Gain on Investments............... (577,216) (578,619) 345,099
                                                            --------  --------  -------
      Net (Loss) Gain on Investments....................... (410,454) (250,925) 578,747
                                                            --------  --------  -------
Increase (Decrease) in Net Assets Resulting from Operations (401,070) (230,592) 568,665
                                                            ========  ========  =======

                                                             Growth and Income Division
                                                            ---------------------------
                                                              2001      2000     1999
                                                            --------  --------  -------
Investment Income:
   Dividend Income.........................................    6,202     6,143    4,300
Expenses:
   Mortality and Expense Charge............................    3,909     3,749    3,390
                                                            --------  --------  -------
      Net Investment Income (Expense)......................    2,293     2,394      910
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.............................   11,703     8,124   24,411
   Proceeds from Sales.....................................  119,638   161,314  106,367
   Cost of Investments Sold................................  135,714   163,134  102,472
                                                            --------  --------  -------
      Net Realized Gain (Loss) on Investments..............   (4,373)    6,304   28,306
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year................  (18,216)    5,424   20,860
   Unrealized Gain (Loss) End of Year......................  (78,082)  (18,216)   5,424
                                                            --------  --------  -------
   Net Unrealized Gain (Loss) on Investments...............  (59,866)  (23,640) (15,436)
                                                            --------  --------  -------
      Net Gain (Loss) on Investments.......................  (64,239)  (17,336)  12,870
                                                            --------  --------  -------
Increase (Decrease) in Net Assets Resulting from Operations  (61,946)  (14,942)  13,780
                                                            ========  ========  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
                                  Page 2 of 2

   For the years ended December 31, 2001, 2000 and 1999 except for the Large Company Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the 21st Century Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period May 1, 2001 (inception) through December 31, 2001.

                                                       Global Discovery       Large Company   21st Century Growth      Growth
                                                           Division          Growth Division       Division           Division
-                                                  -----------------------  ----------------- ------------------- ------------
                                                     2001     2000   1999    2001   2000 1999  2001     2000 1999  2001   2000
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
Investment Income:
   Dividend Income................................ $     --   1,023     --      --   --   --      --     --   --      --   --
Expenses:
   Mortality and Expense Charge...................      716     483     58      81   --   --     274     --   --     247   --
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
       Net Investment (Expense)...................     (716)    540    (58)    (81)  --   --    (274)    --   --    (247)  --
Net Realized (Loss) on Investments................
   Realized Gain Distributions....................    1,891     853     18      --   --   --      --     --   --      --   --
   Proceeds from Sales............................   39,447  12,240  1,402  48,114   --   --  24,502     --   --  50,368   --
   Cost of Investments Sold.......................   47,986  11,499  1,237  52,264   --   --  28,269     --   --  55,330   --
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
       Net Realized (Loss) on Investments.........   (6,648)  1,594    183  (4,150)  --   --  (3,767)    --   --  (4,962)  --
Net Unrealized Gain (Loss) on Investments:........
   Unrealized Gain (Loss) Beginning of Year.......   (2,393)  6,202     59      --   --   --      --     --   --      --   --
   Unrealized (Loss) End of Year..................  (20,339) (2,393) 6,202      --   --   --  (3,441)    --   --  (2,798)  --
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
   Net Unrealized (Loss) on Investments...........  (17,946) (8,595) 6,143      --   --   --  (3,441)    --   --  (2,798)  --
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
       Net (Loss) on Investments..................  (24,594) (7,001) 6,326  (4,150)  --   --  (7,208)    --   --  (7,760)  --
                                                   --------  ------  -----  ------  ---- ---- ------    ---- ---- ------  ----
(Decrease) in Net Assets Resulting from Operations $(25,310) (6,461) 6,268  (4,231)  --   --  (7,482)    --   --  (8,007)  --
                                                   ========  ======  =====  ======  ==== ==== ======    ==== ==== ======  ====


-
                                                   1999
                                                   ----
Investment Income:
   Dividend Income................................  --
Expenses:
   Mortality and Expense Charge...................  --
                                                   ----
       Net Investment (Expense)...................  --
Net Realized (Loss) on Investments................
   Realized Gain Distributions....................  --
   Proceeds from Sales............................  --
   Cost of Investments Sold.......................  --
                                                   ----
       Net Realized (Loss) on Investments.........  --
Net Unrealized Gain (Loss) on Investments:........
   Unrealized Gain (Loss) Beginning of Year.......  --
   Unrealized (Loss) End of Year..................  --
                                                   ----
   Net Unrealized (Loss) on Investments...........  --
                                                   ----
       Net (Loss) on Investments..................  --
                                                   ----
(Decrease) in Net Assets Resulting from Operations  --
                                                   ====


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 1 of 2

   For the years ended December 31, 2001, 2000 and 1999 except for the Large Company Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the 21st Century Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period May 1, 2001 (inception) through December 31, 2001.

                                                                  Money Market Division        International Division
                                                               ---------------------------- ---------------------------
                                                                 2001       2000     1999     2001      2000     1999
                                                               ---------  --------  ------- --------  --------  -------
Operations:
  Net Investment Income (Expense)............................. $   3,104     4,335    3,794   (1,729)   12,677   (1,851)
  Net Realized Gain on Investments............................        --        --       --   62,516   105,987   78,426
  Net Unrealized (Loss) Gain on Investments...................        --        --       -- (281,776) (330,827) 261,953
                                                               ---------  --------  ------- --------  --------  -------
  Increase (Decrease) in Net Assets Resulting from Operations.     3,104     4,335    3,794 (220,989) (212,163) 338,528
  Net Deposits into (Withdrawals from) the Separate Account...    65,908   (25,169)  26,053  (69,674)  (18,957)  31,554
                                                               ---------  --------  ------- --------  --------  -------
   Increase (Decrease) in Net Assets..........................    69,012   (20,834)  29,847 (290,663) (231,120) 370,082
Net Assets, Beginning of Year.................................    86,624   107,458   77,611  744,973   976,093  606,011
                                                               ---------  --------  ------- --------  --------  -------
Net Assets, End of Year....................................... $ 155,636    86,624  107,458  454,310   744,973  976,093
                                                               =========  ========  ======= ========  ========  =======

                                                                    Balanced Division              Bond Division
                                                               ---------------------------- ---------------------------
                                                                 2001       2000     1999     2001      2000     1999
                                                               ---------  --------  ------- --------  --------  -------
Operations:
  Net Investment Income....................................... $  17,628     8,334    3,870    7,364     8,726    6,154
  Net Realized Gain (Loss) on Investments.....................    26,814   147,253   83,940    1,846    (1,368)    (241)
  Net Unrealized (Loss) Gain on Investments...................  (104,767) (180,815)  33,954    2,503    13,658   (9,426)
                                                               ---------  --------  ------- --------  --------  -------
  (Decrease) Increase in Net Assets Resulting from Operations.   (60,325)  (25,228) 121,764   11,713    21,016   (3,513)
  Net Deposits into (Withdrawals from) the Separate Account...    47,561   (36,380) 101,725   28,583     2,482   35,257
                                                               ---------  --------  ------- --------  --------  -------
   (Decrease) Increase in Net Assets..........................   (12,764)  (61,608) 223,489   40,296    23,498   31,744
Net Assets, Beginning of Year.................................   921,949   983,557  760,068  233,164   209,666  177,922
                                                               ---------  --------  ------- --------  --------  -------
Net Assets, End of Year....................................... $ 909,185   921,949  983,557  273,460   233,164  209,666
                                                               =========  ========  ======= ========  ========  =======

                                                                   Capital Growth Division
                                                               -------------------------------
                                                                 2001       2000       1999
                                                               ---------  ---------  ---------
Operations:
  Net Investment Income (Expense).............................     9,384     20,333    (10,082)
  Net Realized Gain on Investments............................   166,762    327,694    233,648
  Net Unrealized (Loss) Gain on Investments...................  (577,216)  (578,619)   345,099
                                                               ---------  ---------  ---------
  Increase (Decrease) in Net Assets Resulting from Operations.  (401,070)  (230,592)   568,665
  Net Deposits into (Withdrawals from) the Separate Account...    28,607      5,703    115,249
                                                               ---------  ---------  ---------
   Increase (Decrease) in Net Assets..........................  (372,463)  (224,889)   683,914
Net Assets, Beginning of Year................................. 2,024,895  2,249,784  1,565,870
                                                               ---------  ---------  ---------
Net Assets, End of Year....................................... 1,652,432  2,024,895  2,249,784
                                                               =========  =========  =========

                                                                  Growth and Income Division
                                                               -------------------------------
                                                                 2001       2000       1999
                                                               ---------  ---------  ---------
Operations:
  Net Investment Income.......................................     2,293      2,394        910
  Net Realized Gain (Loss) on Investments.....................    (4,373)     6,304     28,306
  Net Unrealized (Loss) Gain on Investments...................   (59,866)   (23,640)   (15,436)
                                                               ---------  ---------  ---------
  (Decrease) Increase in Net Assets Resulting from Operations.   (61,946)   (14,942)    13,780
  Net Deposits into (Withdrawals from) the Separate Account...   142,706     24,364    104,619
                                                               ---------  ---------  ---------
   (Decrease) Increase in Net Assets..........................    80,760      9,422    118,399
Net Assets, Beginning of Year.................................   485,856    476,434    358,035
                                                               ---------  ---------  ---------
Net Assets, End of Year.......................................   566,616    485,856    476,434
                                                               =========  =========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 2 of 2

   For the years ended December 31, 2001, 2000 and 1999 except for the Large Company Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the 21st Century Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period May 1, 2001 (inception) through December 31, 2001.

                                                                     Global Discovery         Large Company
                                                                         Division            Growth Division
                                                                 ------------------------  --------------------
                                                                   2001     2000    1999    2001     2000  1999
                                                                 --------  ------  ------  -------  ------ ----
Operations:
   Net Investment (Expense) Income.............................. $   (716)    540     (58)     (81)     --  --
   Net Realized (Loss) Gain on Investments......................   (6,648)  1,594     183   (4,150)     --  --
   Net Unrealized (Loss) Gain on Investments....................  (17,946) (8,595)  6,143       --      --  --
                                                                 --------  ------  ------  -------  ------ ----
   (Decrease) Increase in Net Assets Resulting from Operations..  (25,310) (6,461)  6,268   (4,231)     --  --
   Net Deposits into (Withdrawals from) the Separate Account....   38,154  82,798  11,545  (30,628) 34,859  --
                                                                 --------  ------  ------  -------  ------ ----
      Increase (Decrease) in Net Assets.........................   12,844  76,337  17,813  (34,859) 34,859  --
Net Assets, Beginning of Year...................................   94,723  18,386     573   34,859      --  --
                                                                 --------  ------  ------  -------  ------ ----
Net Assets, End of Year......................................... $107,567  94,723  18,386       --  34,859  --
                                                                 ========  ======  ======  =======  ====== ====

                                                                    21st Century           Growth
                                                                   Growth Division        Division
                                                                 ------------------- ------------------
                                                                  2001    2000  1999  2001    2000 1999
                                                                 ------  ------ ---- -------  ---- ----
Operations:
   Net Investment (Expense) Income..............................   (274)     --  --  $  (247)  --   --
   Net Realized (Loss) Gain on Investments...................... (3,767)     --  --   (4,962)  --   --
   Net Unrealized (Loss) Gain on Investments.................... (3,441)     --  --   (2,798)  --   --
                                                                 ------  ------ ---- -------   --   --
   (Decrease) Increase in Net Assets Resulting from Operations.. (7,482)     --  --   (8,007)  --   --
   Net Deposits into (Withdrawals from) the Separate Account.... 25,578  28,679  --   51,015   --   --
                                                                 ------  ------ ---- -------   --   --
      Increase (Decrease) in Net Assets......................... 18,096  28,679  --   43,008   --   --
Net Assets, Beginning of Year................................... 28,679      --  --       --   --   --
                                                                 ------  ------ ---- -------   --   --
Net Assets, End of Year......................................... 46,775  28,679  --  $43,008   --   --
                                                                 ======  ====== ==== =======   ==   ==


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements
                               December 31, 2001

(1)  Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B (the Separate Account) on January 4, 1991. The Separate Account commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into ten Fund Divisions (the Divisions), which invest exclusively in corresponding shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, Global Discovery, Large Company Growth, 21st Century Growth and Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions.

   On May 1, 2001, Paragon liquidated the Large Company Growth Fund Division and created the Growth Fund Division.

(2)  Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  Investments

   The investments of the respective divisions of the Separate Account are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3)  Policy Charges

   Charges are deducted from the respective divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00206% of the net assets of each Division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales

   For the years ended December 31, 2001, 2000 and 1999 except for the Large Company Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the 21st Century Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period May 1, 2001 (inception) through December 31, 2001.

               Money Market           International          Capital Growth             Balanced                 Bond
                 Division               Division                Division                Division               Division
          ---------------------- ----------------------- ----------------------- ----------------------- --------------------
            2001    2000   1999   2001    2000    1999    2001    2000    1999    2001    2000    1999    2001   2000   1999
          -------- ------ ------ ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ ------
Purchases $167,993 29,635 44,371 103,590 144,275 185,087 346,611 375,699 407,432 209,048 166,472 274,510 91,037 46,246 66,448
Sales.... $103,104 55,397 18,828 178,017 169,229 156,952 333,075 385,168 294,883 168,770 209,655 165,754 64,480 45,303 32,355

             Growth and Income       Global Discovery   Large Company Growth 21st Century Growth      Growth
                  Division               Division             Division            Division           Division
          ------------------------ -------------------- -------------------- ------------------- -----------------
            2001    2000    1999    2001   2000   1999    2001     2000 1999  2001     2000 1999  2001   2000 1999
          -------- ------- ------- ------ ------ ------  ------    ---- ---- ------    ---- ---- ------- ---- ----
Purchases $257,401 182,898 208,443 76,834 94,612 12,889 52,317      --   --  78,098     --   --  101,138  --   --
Sales.... $119,638 161,314 106,367 39,447 12,240  1,402 48,114      --   --  24,502     --   --   50,368  --   --

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2001, 2000 and 1999 except for the Large Company Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the 21st Century Growth Division which is for the period May 1, 1999 (inception) through December 31, 1999 and the Growth Division which is for the period of May 1, 2001 (inception) through December 31, 2001.

                                                            Money Market           International         Capital Growth
                                                              Division                Division              Division
                                                       ----------------------- ---------------------- ---------------------
                                                        2001    2000     1999   2001    2000    1999   2001    2000   1999
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
Net Increase (Decrease) in Units
   Deposits...........................................  82,551  23,027  35,974  5,917   6,249  10,022 10,639   9,458 12,248
   Withdrawals........................................  33,989  43,175  14,831 10,031   6,908   8,240  9,556   9,085  8,642
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
   Net Increase (Decrease) in Units...................  48,562 (20,148) 21,143 (4,114)   (659)  1,782  1,083     373  3,606
Outstanding Units, Beginning of Year..................  65,416  85,564  64,421 36,900  37,559  35,777 55,514  55,141 51,535
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
Outstanding Units, End of Year........................ 113,978  65,416  85,564 32,786  36,900  37,559 56,597  55,514 55,141
                                                       ======= =======  ====== ======  ======  ====== ======  ====== ======

                                                                                                            Large Co.
                                                          Growth and Income       Global Discovery           Growth
                                                              Division                Division              Division
                                                       ----------------------- ---------------------- ---------------------
                                                        2001    2000     1999   2001    2000    1999   2001    2000   1999
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
Net Increase (Decrease) in Units
   Deposits...........................................  19,452  12,941  14,411  6,394   7,218   1,460  2,349   5,472     --
   Withdrawals........................................   8,059  11,280   7,439  2,413     900     144  7,821      --     --
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
   Net Increase (Decrease) in Units...................  11,393   1,661   6,972  3,981   6,318   1,316 (5,472)  5,472     --
Outstanding Units, Beginning of Year..................  35,098  33,437  26,465  7,705   1,387      71  5,472      --     --
                                                       ------- -------  ------ ------  ------  ------ ------  ------ ------
Outstanding Units, End of Year........................  46,491  35,098  33,437 11,686   7,705   1,387     --   5,472     --
                                                       ======= =======  ====== ======  ======  ====== ======  ====== ======

                                                             Balanced                Bond
                                                             Division              Division
                                                       --------------------- --------------------
                                                        2001   2000    1999   2001   2000   1999
                                                       ------ ------  ------ ------ ------ ------
Net Increase (Decrease) in Units
   Deposits........................................... 10,096  7,759  13,201  8,256  5,079  7,282
   Withdrawals........................................  7,597  9,382   8,020  5,482  4,759  3,425
                                                       ------ ------  ------ ------ ------ ------
   Net Increase (Decrease) in Units...................  2,499 (1,623)  5,181  2,774    320  3,857
Outstanding Units, Beginning of Year.................. 43,368 44,991  39,810 23,635 23,315 19,458
                                                       ------ ------  ------ ------ ------ ------
Outstanding Units, End of Year........................ 45,867 43,368  44,991 26,409 23,635 23,315
                                                       ====== ======  ====== ====== ====== ======

                                                           21st Century
                                                              Growth                Growth
                                                             Division              Division
                                                       --------------------- --------------------
                                                        2001   2000    1999   2001   2000   1999
                                                       ------ ------  ------ ------ ------ ------
Net Increase (Decrease) in Units
   Deposits...........................................  5,471  3,929      -- 12,088     --     --
   Withdrawals........................................  1,880     --      --  3,558     --     --
                                                       ------ ------  ------ ------ ------ ------
   Net Increase (Decrease) in Units...................  3,591  3,929      --  8,530     --     --
Outstanding Units, Beginning of Year..................  3,929     --      --     --     --     --
                                                       ------ ------  ------ ------ ------ ------
Outstanding Units, End of Year........................  7,520  3,929      --  8,530     --     --
                                                       ====== ======  ====== ====== ====== ======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                           Number
                                             of      Market
                                           Shares    Value       Cost
                                           ------- ---------- ----------
       Scudder Variable Insurance Series:
          Money Market Portfolio.......... 155,444 $  155,444 $  155,444
          International Portfolio.........  56,434    454,294    718,416
          Capital Growth Portfolio........ 101,000  1,652,362  2,005,572
          Balanced Portfolio..............  77,315    909,223    987,199
          Bond Portfolio..................  39,633    273,471    266,201
          Growth and Income Portfolio.....  63,648    566,466    644,548
          Global Discovery Portfolio......  12,364    107,571    127,910
          Large Company Growth Portfolio..      --         --         --
          21st Century Growth Portfolio...   7,508     46,777     50,218
          Growth Portfolio................   2,043     43,010     45,808

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                                                            For the year ended
                              As of December 31, 2001       December 31, 2001
                              ------------------------ ---------------------------
                               Total  Unit             Investment
                               Units  Fair               Income   Expense   Total
                               Held   Value Net Assets   Ratio*   Ratio** Return***
                              ------- ----- ---------- ---------- ------- ---------
Money Market Division........ 113,978  1.37 $  155,636    3.38%    0.75%     3.79%
International Division.......  32,786 13.86    454,310    0.44%    0.75%   -31.35%
Capital Growth Division......  56,597 29.20  1,652,432    1.27%    0.75%   -19.96%
Balanced Division............  45,867 19.82    909,185    2.68%    0.75%    -6.78%
Bond Division................  26,409 10.36    273,460    3.66%    0.75%     4.96%
Growth and Income Division...  46,491 12.19    566,616    1.18%    0.75%   -11.92%
Global Discovery Division....  11,686  9.21    107,567    0.00%    0.75%   -25.06%
Large Company Growth Division      --    --         --    0.00%    0.75%    -9.93%
21st Century Growth Division.   7,520  6.22     46,775    0.00%    0.75%   -14.79%
Growth Division..............   8,530  5.04     43,008    0.02%    0.75%   -12.16%

  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

   The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

   The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

   The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.


   The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .619%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .119% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 2001. These charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .619% and ..120%, respectively. After deduction for these amounts, with expense reimbursements the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.638%, 4.362%, and 10.362% respectively.


   The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

   The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

   Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.638%
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     -------------------------- ------------------------
              PREM      CASH          DEATH        CASH        DEATH
        YR  at 5.00%    VALUE        BENEFIT       VALUE      BENEFIT
        --  --------   -------      --------      -------     --------
         1  $  6,161 $ 3,092      $500,000      $ 4,952     $500,000
         2    12,630   5,980       500,000        9,738      500,000
         3    19,423   8,621       500,000       14,397      500,000
         4    26,555  11,008       500,000       18,874      500,000
         5    34,045  13,117       500,000       23,168      500,000
         6    41,908  14,930       500,000       27,284      500,000
         7    50,165  16,416       500,000       31,233      500,000
         8    58,834  17,535       500,000       34,956      500,000
         9    67,937  18,250       500,000       38,516      500,000
        10    77,496  18,531       500,000       41,861      500,000
        11    87,532  18,370       500,000       44,942      500,000
        12    98,070  17,734       500,000       47,820      500,000
        13   109,134  16,617       500,000       50,445      500,000
        14   120,752  14,991       500,000       52,770      500,000
        15   132,951  12,799       500,000       54,795      500,000
        16   145,760   9,980       500,000       56,531      500,000
        17   159,209   6,419       500,000       57,925      500,000
        18   173,331   1,981       500,000       58,930      500,000
        19   188,159       0             0       59,550      500,000
        20   203,728       0             0       59,732      500,000

        25   294,060       0             0       51,347      500,000
        30   409,348       0             0       15,045      500,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.362%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  at 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   -------      --------     --------     --------
         1  $  6,161 $ 3,193      $500,000     $  5,114     $500,000
         2    12,630   6,368       500,000       10,363      500,000
         3    19,423   9,478       500,000       15,793      500,000
         4    26,555  12,510       500,000       21,353      500,000
         5    34,045  15,434       500,000       27,046      500,000
         6    41,908  18,223       500,000       32,881      500,000
         7    50,165  20,838       500,000       38,874      500,000
         8    58,834  23,227       500,000       44,973      500,000
         9    67,937  25,340       500,000       51,243      500,000
        10    77,496  27,131       500,000       57,641      500,000
        11    87,532  28,575       500,000       64,124      500,000
        12    98,070  29,619       500,000       70,756      500,000
        13   109,134  30,238       500,000       77,497      500,000
        14   120,752  30,379       500,000       84,308      500,000
        15   132,951  29,962       500,000       91,195      500,000
        16   145,760  28,894       500,000       98,177      500,000
        17   159,209  27,028       500,000      105,213      500,000
        18   173,331  24,184       500,000      112,268      500,000
        19   188,159  20,164       500,000      119,358      500,000
        20   203,728  14,760       500,000      126,444      500,000

        25   294,060       0             0      160,004      500,000
        30   409,348       0             0      182,156      500,000

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


          FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%



                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.362%)
                    -----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- --------------------------
             PREM      CASH          DEATH         CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT        VALUE       BENEFIT
       --  --------   -------      --------      --------      --------
        1  $  6,161 $ 3,292      $500,000      $  5,273      $500,000
        2    12,630   6,765       500,000        11,003       500,000
        3    19,423  10,390       500,000        17,277       500,000
        4    26,555  14,176       500,000        24,094       500,000
        5    34,045  18,112       500,000        31,510       500,000
        6    41,908  22,197       500,000        39,590       500,000
        7    50,165  26,415       500,000        48,418       500,000
        8    58,834  30,741       500,000        58,014       500,000
        9    67,937  35,150       500,000        68,523       500,000
       10    77,496  39,627       500,000        79,997       500,000
       11    87,532  44,174       500,000        92,496       500,000
       12    98,070  48,776       500,000       106,195       500,000
       13   109,134  53,442       500,000       121,186       500,000
       14   120,752  58,163       500,000       137,579       500,000
       15   132,951  62,904       500,000       155,546       500,000
       16   145,760  67,626       500,000       175,290       500,000
       17   159,209  72,240       500,000       196,990       500,000
       18   173,331  76,634       500,000       220,863       500,000
       19   188,159  80,684       500,000       247,199       500,000
       20   203,728  84,263       500,000       276,294       500,000

       25   294,060  90,776       500,000       477,429       553,818
       30   409,348  49,575       500,000       808,590       865,192

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.638%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
             PREM      CASH          DEATH        CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   -------      --------      --------     --------
        1  $ 12,322 $ 8,895      $508,895      $ 10,760     $510,760
        2    25,261  17,473       517,473        21,250      521,250
        3    38,846  25,691       525,691        31,509      531,509
        4    53,111  33,545       533,545        41,482      541,482
        5    68,090  41,009       541,009        51,167      551,167
        6    83,817  48,067       548,067        60,569      560,569
        7   100,330  54,690       554,690        69,699      569,699
        8   117,669  60,838       560,838        78,496      578,496
        9   135,875  66,477       566,477        87,024      587,024
       10   154,992  71,580       571,580        95,230      595,230
       11   175,064  76,144       576,144       103,058      603,058
       12   196,140  80,142       580,142       110,576      610,576
       13   218,269  83,577       583,577       117,727      617,727
       14   241,505  86,430       586,430       124,460      624,460
       15   265,903  88,656       588,656       130,775      630,775
       16   291,521  90,206       590,206       136,685      636,685
       17   318,419  90,986       590,986       142,132      642,132
       18   346,663  90,883       590,883       147,064      647,064
       19   376,319  89,787       589,787       151,489      651,489
       20   407,457  87,602       587,602       155,351      655,351
       25   588,120  58,670       558,670       163,464      663,464
       30   818,697       0             0       141,920      641,920

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.362%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  at 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   --------     --------     --------     --------
         1  $ 12,322 $  9,185     $509,185     $ 11,112     $511,112
         2    25,261   18,595      518,595       22,611      522,611
         3    38,846   28,188      528,188       34,551      534,551
         4    53,111   37,963      537,963       46,889      546,889
         5    68,090   47,894      547,894       59,637      559,637
         6    83,817   57,966      557,966       72,814      572,814
         7   100,330   68,147      568,147       86,442      586,442
         8   117,669   78,394      578,394      100,477      600,477
         9   135,875   88,667      588,667      114,995      614,995
        10   154,992   98,929      598,929      129,957      629,957
        11   175,064  109,170      609,170      145,322      645,322
        12   196,140  119,350      619,350      161,167      661,167
        13   218,269  129,462      629,462      177,454      677,454
        14   241,505  139,471      639,471      194,140      694,140
        15   265,903  149,320      649,320      211,237      711,237
        16   291,521  158,939      658,939      228,769      728,769
        17   318,419  168,208      668,208      246,688      746,688
        18   346,663  176,985      676,985      264,950      764,950
        19   376,319  185,119      685,119      283,569      783,569
        20   407,457  192,467      692,467      302,495      802,495

        25   588,120  213,660      713,660      398,902      898,902
        30   818,697  188,911      688,911      485,040      985,040

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.362%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  at 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------  ----------    ----------    ----------   ----------
        1  $ 12,322 $    9,471    $  509,471    $   11,457   $  511,457
        2    25,261     19,741       519,741        24,001      524,001
        3    38,846     30,842       530,842        37,782      537,782
        4    53,111     42,848       542,848        52,865      552,865
        5    68,090     55,821       555,821        69,379      569,379
        6    83,817     69,837       569,837        87,471      587,471
        7   100,330     84,964       584,964       107,313      607,313
        8   117,669    101,270       601,270       129,016      629,016
        9   135,875    118,830       618,830       152,835      652,835
       10   154,992    137,739       637,739       178,928      678,928
       11   175,064    158,123       658,123       207,467      707,467
       12   196,140    180,097       680,097       238,768      738,768
       13   218,269    203,821       703,821       273,056      773,056
       14   241,505    229,444       729,444       310,576      810,576
       15   265,903    257,107       757,107       351,658      851,658
       16   291,521    286,959       786,959       396,678      896,678
       17   318,419    319,115       819,115       445,975      945,975
       18   346,663    353,680       853,680       499,929      999,929
       19   376,319    390,774       890,774       559,024    1,059,024
       20   407,457    430,540       930,540       623,724    1,123,724

       25   588,120    677,531     1,177,531     1,050,333    1,550,333
       30   818,697  1,024,027     1,524,027     1,711,123    2,211,123

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

          Underlying Funds Through:

          Fidelity Variable Insurance Products Fund


          MFS Variable Insurance Trust
          Putnam Variable Trust
          Scudder Variable Series I
          T. Rowe Price Equity Series, Inc.
          T. Rowe Price Fixed Income Series, Inc.

          Metropolitan Series Fund, Inc.



[LOGO]
Paragon Life
A MetLife(R) Company

             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2002


                                                                          50452
                                                                            Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

   This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

   The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives. Or in certain Policies, a General Account with a guaranteed annual interest crediting rate of 4%.

   The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

   The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account") or in certain Policies to the Company's General Account. The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.


   Each of the 17 Divisions of the Separate Account will invest in one of the following corresponding Funds:



                   FUND                                       MANAGER
----------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products Fund  Fidelity Management & Research Company
   Growth Portfolio
   Index 500 Portfolio
   Equity-Income Portfolio
   Contrafund Portfolio
----------------------------------------------------------------------------------------
 MFS Variable Insurance Trust               Massachusetts Financial Services Company
   MFS Emerging Growth Series
   MFS Global Equity Series
----------------------------------------------------------------------------------------
 Putnam Variable Trust                      Putnam Investment Management, Inc.
   Putnam VT High Yield Fund                  ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income Fund
   Putnam VT Voyager Fund
   Putnam VT New Value Fund
----------------------------------------------------------------------------------------
 Scudder Variable Series I                  Deutsche Investment Management Americas Inc.
   SVSI Money Market Portfolio
   SVSI International Portfolio
----------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc. and
 T. Rowe Price Fixed Income Series, Inc.    T. Rowe Price Associates, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
   Limited-Term Bond Portfolio
----------------------------------------------------------------------------------------
 Metropolitan Series Fund, Inc.             MetLife Advisors, LLC
   Russell 2000(R) Index Portfolio



                  The date of this Prospectus is May 1, 2002.

   Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.


   It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.



   Interests in the Policy and shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of premiums paid.


   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
          Summary................................................   4
          The Company, The Separate Account, and The Funds.......  11
             The Company
             The Separate Account
             The Funds
             Addition, Deletion, or Substitution of Investments
          Payment and Allocation of Premiums.....................  16
             Issuance of a Policy
             Premiums
             Allocation of Net Premiums and Cash Value
             Policy Lapse and Reinstatement
          Policy Benefits........................................  21
             Death Benefit
             Cash Value
          Policy Rights and Privileges...........................  26
             Exercising Rights and Privileges Under the Policies
             Loans
             Surrender and Partial Withdrawals
             Transfers
             Right to Examine Policy
             Conversion Right to a Fixed Benefit Policy
             Eligibility Change Conversion
             Payment of Benefits at Maturity
             Payment of Policy Benefits
          Charges and Deductions.................................  31
             Premium Expense Charges
             Premium Tax Charge
             Monthly Deduction
             Partial Withdrawal Transaction Charge
             Separate Account Charges
          General Account........................................  36
          General Matters Relating to the Policy.................  38
          Distribution of the Policies...........................  42
          General Provisions of the Group Contract...............  42
          Federal Tax Matters....................................  44
          Safekeeping of the Separate Account's Assets...........  47
          Voting Rights..........................................  47
          State Regulation of the Company........................  47
          Management of the Company..............................  49
          Legal Matters..........................................  50
          Legal Proceedings......................................  50
          Experts................................................  50
          Additional Information.................................  50
          Definitions............................................  51
          Financial Statements................................... F-1
          Appendix A............................................. A-1


                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

Investing Your Cash Value

You may tell us to invest your Cash Value in either the general account (this may apply only to certain contracts) or the Separate Account, or you may split your Cash Value between them.

The General Account

Certain contracts may contain a General Account. The General Account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% annual interest, and it may earn more. The Company determines the current interest rate from time to time. We have the right to limit the amount of money that you may put into the General Account.

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, a spouse insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account, the General Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charge. Generally, there are no sales charges under a Policy. However, we deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. However, a charge of 2 1/4% from all premiums paid to cover state premium taxes may be deducted in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."


  . Rider Charges. A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")


  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets for the year ended December 31, 2001. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company The Separate Account and The Funds.")



                                                                       Total
                                                                       Annual
                 Fund                  Management Fees Other Expenses Expenses
 Fidelity Variable Insurance Products
   Fund
  Growth Portfolio/(1)/                      .58%            .10%        .68%
  Equity-Income Portfolio/(1)/               .48%            .10%        .58%
  Index 500 Portfolio/(2)/                   .24%            .11%        .35%
  Contrafund Portfolio/(1)/                  .58%            .10%        .68%
 MFS Variable Insurance Trust
  Emerging Growth Series/(3)/                .75%            .12%        .87%
  Global Equity Series                      1.00%           1.22%       2.22%
 Putnam Variable Trust
  Putnam VT High Yield Fund                  .67%            .09%        .76%
  Putnam VT New Opportunities Fund           .54%            .05%        .59%
  Putnam VT Income Fund                      .60%            .08%        .68%
  Putnam VT Voyager Fund                     .53%            .04%        .57%
  Putnam VT New Value Fund                   .70%            .09%        .79%
 Scudder Variable Series I
  SVSI Money Market Portfolio                .37%            .08%        .45%
  SVSI International Portfolio               .84%            .16%       1.00%
 T. Rowe Price Equity Series, Inc.
  New America Growth Portfolio               .85%            /(4)/       .85%
  Personal Strategy Balanced Portfolio       .90%            /(4)/       .90%
 T. Rowe Price Income Series, Inc.
  Limited-Term Bond Portfolio                .70%            /(4)/       .70%
 Metropolitan Series Fund, Inc.
  Russell 2000(R) Index Portfolio            .25%            .31%        .56%


   /(1)/Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the funds' total expenses would have been:


                          Growth Portfolio        .65%
                          Equity-Income Portfolio .57%
                          Contrafund Portfolio    .64%



   /(2)/The Fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were .24%, .04% and .28% respectively. This arrangement may be discontinued by the fund's manager at any time.





   /(3)/Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Total Expenses" would be lower for certain series and would equal:



                           Emerging Growth Series.  .86%
                           Global Equity Series... 1.15%



   /(4)/MFS has contractually agreed, subject to reimbursement to bear expenses such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed .15% of the average daily net assets of the series during the current fiscal year.



   /(5)/T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses, rather management fees include all operating expenses.



   /(6)/MetLife Advisers, LLC ("MetLife Advisers") agreed to pay all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) (hereafter "Expenses") in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio through April 30, 2002. The "Other Expenses" information for the Portfolio assumes no reduction of expenses of any kind. The "Total Annual Expenses" information for the Portfolio reflects expenses reimbursed in calendar year 2001. The effect of such reimbursements is that performance results are increased. Pursuant to the Expense Agreement, MetLife Advisers has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes or extraordinary expenses) ("Operating Expenses") as necessary to limit Total Annual Expenses to .55% of the annual percentage of average daily net assets. This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the average percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2003.




The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account or the General Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions


If you have any questions, you may write or call the Company at the Home
Office: 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211. On or about May 24, 2002, the Home Office address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. The phone number will not change. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


                                      ***

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

               THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company


Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2001, we had assets $406 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869. On or about May 24, 2002, our address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105.


We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds


The Separate Account invests in shares of various management investment companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each management investment company used by the Policies are held separate from the assets of the other management investment companies, and each such company has investment objectives and policies which are generally different from those of the other management investment companies. The income or losses of one management investment company generally have no effect on the investment performance of any other management investment company.


The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund


Fidelity Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.



  .  Growth Portfolio



     The portfolio seeks to achieve capital appreciation.

  .  Equity-Income Portfolio



     The portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index (S&P 500) comprising the S&P 500.





  .  Index 500 Portfolio



     The portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.



  .  Contrafund Portfolio



     The portfolio seeks long-term capital appreciation.


MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.




  .  Emerging Growth Series



     Seeks long-term growth of capital. This series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.



  .  Global Equity Series



     Seeks capital appreciation. This series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers.


Putnam Variable Trust

Putnam Variable Trust is an open-end management investment company, and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  .  Putnam VT High Yield Fund


     Seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund seeks its goal by investing at least 80% in U.S. corporate bonds rated below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.)


  .  Putnam VT New Opportunities Fund


     Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.


  .  Putnam VT Income Fund


     Seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund seeks its goal by investing at least 80% in U.S. corporate bonds and governments worldwide that are either investment grade or below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer).

  .  Putnam VT Voyager Fund


     Seeks capital appreciation. The fund seeks its goal by by investing mainly in common stock of U.S. companies with a focus on growth stocks.



  .  Putnam VT New Value Fund



     Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on value stocks.


Scudder Variable Series I

Scudder Variable Series I SVSI is a series-type mutual fund registered with the SEC as an open-ended, diversified management investment company. Only the SVSI Money Market Portfolio and the Class A Shares of the SVSI International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the Prospectus for SVSI. Zurich Scudder Investments provides investment advisory services to SVSI whose terms and fees are set forth in the SVSI prospectus.

  .  Money Market Portfolio

     The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

  .  International Portfolio

     The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Unless otherwise indicated, the Portfolio's investment objective and policies may be changed without a vote of shareholders.

T. Rowe Price Equity Series, Inc.


T. Rowe Price Equity Series, Inc. (referred to as "TRP Equity") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP Equity. T. Rowe Price Associates, Inc. provides investment advisory services to TRP Equity for fees in accordance with the terms described in the current Fund prospectus.


  .  New America Growth Portfolio


     The Fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.


  .  Personal Strategy Balanced Portfolio


     The Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.


T. Rowe Price Income Series, Inc.


T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP Income") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.


  .  Limited-Term Bond Portfolio


     The Fund seeks to provide a high level of current income consistent with moderate fluctuations in share price. The fund invests primarily in a short-term and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the Fund's dollar-weighted average effective maturity will not exceed five years.


Metropolitan Series Fund, Inc.



Metropolitan Series Fund, Inc. is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Metropolitan Series Fund, Inc. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the portfolios. Metlife Advisers has contracted with sub-investment managers to make the day-to-day investment decisions for each Portfolio and pays each sub-investment manager's fees in accordance with the terms described in the current Fund prospectus. Metropolitan Life Insurance Company ("MetLife") is the sub-investment manager for the Index Portfolios. MetLife is a wholly-owned subsidiary of MetLife, Inc.



  .  Russell 2000(R) Index Portfolio



     The portfolio's objective is to equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.


There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.


An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.


Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.


Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .  Eliminate or combine one or more Divisions;

  .  Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   (a) operated as a management company under the 1940 Act;

   (b) deregistered under that Act in the event such registration is no longer required; or

   (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

   (1) to independent contractors of the employer;

   (2) to persons who wish to continue coverage after a Group Contract has terminated;

   (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

   (4) if state law restrictions make issuance of a Group Contract impracticable; or

   (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  .  where the Face Amount exceeds the guaranteed issue limits;

  .  where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies. Spouse insurance riders may be available and would be subject to evidence of insurability.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  .  the appropriate application for Individual Insurance is signed;

  .  the initial premium has been paid prior to the Insured's death;

  .  the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  .  the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  .  60 days from the date of application; or

  .  termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.


Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

   (1) the premium paid; less

   (2) the premium expense charge;

   (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

   (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charges.")


Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account or, if available, the General Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to an investment option is 10 percent of the net premium, and fractional percentages may not be used. Certain restrictions may apply to the General Account (see "The General Account").


The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account (see "Policy Rights and Privileges--Transfers.") and, if the General Account is available under the Policy, between the Divisions and the General Account. Certain restrictions apply to transfers involving the General Account.

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

   (1) the current Face Amount of the Policy or, if greater,

   (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.



                          APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75 to 90....    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

   (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

   (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

   (1) The Face Amount provided by the most recent increase;

   (2) The next most recent increases successively; and

   (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").


Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  .  within 10 days of mailing the right to cancellation notice to the Owner; or

  .  within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a)A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b)An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c)An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d)A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e)A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.


Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account, the General Account, if applicable, and the Loan Account. The Policy's Cash Value will reflect:

  .  the investment performance of the chosen Divisions;

  .  interest earned on the amounts in the General Accounts;

  .  the frequency and amount of net premiums paid;

  .  transfers;

  .  partial withdrawals;

  .  Policy Loans;

  .  Loan account interest rate credited; and

  .  the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value will equal the portion of any net premium allocated to the Divisions and the General Account, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to the Divisions and the General Account. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General
Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account. On each Valuation Date, the Cash Value in a Division will equal:

    (1)The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

    (2)Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

    (3)Any loan repayments allocated to the Division during the current Valuation Period; plus

    (4)Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

    (5)That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

    (6)Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

    (7)Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

    (8)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

    (1)The value of the assets at the end of the preceding Valuation Period;
       plus

    (2)The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

    (3)The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

    (4)Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

    (5)A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

    (6)The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

    (1)The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

    (2)A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (The current rate may change but will not exceed this rate which corresponds to 0.90% per year for mortality and expense risk charge); divided by

    (3)Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies


Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. In addition and with some restrictions, an Owner currently may request transfers, surrenders or partial withdrawals and Policy loans by facsimile or through electronic media. We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. We will send all reports and other notices described herein or in the Policy directly to the Owner.

We cannot guarantee that facsimile or online transactions or telephone inquiries will always be possible. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under the circumstances. Outages or slowdowns may prevent or delay our receipt of your request.



In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is you or is authorized to act on your behalf.


Loans


Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile or written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where


  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the General Account and the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

    (1)the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

    (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us at our Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the General Account and the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division and the General Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.


Surrender and Partial Withdrawals


During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a facsimile or written request to us. The Owner may make a partial withdrawal from the Policy by sending a facsimile or written or online request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")



Surrender. To effect a surrender, the Policy must be returned to us at our Home Office along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or General Account is $50, or the Policy's Cash Value in that Division or General Account if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions or the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the General Account and the Divisions in the same proportion that the Policy's Cash Value in the General Account Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.


Generally, the partial withdrawal transaction charge will be allocated among the Divisions and the General Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division or General account.


The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers


Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy and for certain Policies between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see "The General Account"). Requests for transfers must be made directly to us in writing or facsimile, or electronic media, and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division or the General Account. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.


All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum amount requirement. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.



Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy


The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.



To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .  10 days of mailing the right to cancellation notice to the Owner; or

  .  45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases to be under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95 unless a Maturity Date Endorsement is in effect.

Payment of Policy Benefits


A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.


Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will be deducting charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  .  the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  .  the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction, but the premium tax charge assessed under the policy will not vary with the state of residence of the [Owner/Insured]. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2 1/4% for premium taxes on premiums received in connection with Policies issued under an Executive Program.


Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among the General Account and each Division in the same proportion that a Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                  Subsequent
                    Eligible Employees First Year   Years
                    ------------------ ---------- ----------
                         250-499......   $5.00      $2.50
                         500-999......   $4.75      $2.25
                         1,000+.......   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. A current rate shall apply but will not exceed the annual rate of 0.90%. We may reflect a reduction in the current rate as a credit to Cash Value. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds--The Funds.")

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

At issue, Paragon will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. Paragon may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, Paragon guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by Paragon, and so long as the Policy remains in force Paragon guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A or B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. Paragon bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. Paragon may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so.

Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of Paragon. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Paragon may limit the percentage of the Policy's total Cash Value that may be allocated to or transferred to the General Account. The total amount that may be allocated to the General Account at any time may not exceed the product of:

    (1)the Policy's total Cash Value in the General Account and the Divisions of the Separate Account, multiplied by

    (2)the General Account maximum allocation percentage.

The initial General Account maximum allocation percentage is shown on the Policy's specifications page. However, Paragon reserves the right to change the maximum allocation percentage in the future.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed a maximum amount equal to the greater of:

    (a)the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or


    (b)the previous Policy Year's General Account maximum withdrawal amount.


The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

Conversion Right. While your Policy is in force during the first two Policy Years, you may transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If during the first two Policy Years you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising your conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

    (1)the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

    (2)the SEC by order permits postponement for the protection of Owners; or

    (3)an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.


The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

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

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment


We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.


Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof at our Home Office of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.



Spouse's Life Insurance Rider. Provides for term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, at the time the application is signed the spouse must provide evidence of insurability. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the spouse. Upon receipt of proof at our Home Office of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, there is a limited 60-day continuation and exchange period during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider only provides term insurance on the life of the spouse and thus will not provide for the accumulation of its own cash value.


HIV Acceleration of Death Benefits Rider. Provides for the Owner's election of an accelerated payment, prior to the death of the Insured upon receipt at our Home Office of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive at our Home Office satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.


The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.


The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.





Maturity Date Endorsement. This endorsement provides a change in the maturity date to the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy shall apply for all later Policy Years. (See Federal Tax Matters).


Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

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

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.


State Variations



Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.


                         DISTRIBUTION OF THE POLICIES


Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD) and the Securities Investor Protection Corporation (SIPC). Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South Fourth Street, Suite 1000, St. Louis, MO 63102.



On or about July 1, 2002, General American Distributors ("GAD"), member NASD and SIPC, will become the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD's Internal Revenue Service employer identification No. is 43-1906210. It is a Missouri corporation formed October 3, 2000. General American Distributor's address is: 700 Market Street, St. Louis, Missouri 63101.



The Policies are distributed by the Company through broker-dealers who have entered into written sales agreements with the principal underwriter. No commissions are paid for distribution of the Policies; however, compensation may be paid to representatives of MetLife and other consultants, for referrals. Sales of the Policies may take place in all states (except New York) and the District of Columbia.


                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

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

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract


The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.


Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Withholding. To the extent that the policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


        Name                           Principal Occupation(s) During Past Five Years1
        ----                           -----------------------------------------------
Executive Officers2
Anthony F. Trani3     President and Chief Executive Officer since August 2000. Formerly Vice
                      President--Institutional Markets, Metropolitan Life Insurance Company June 1998--
                      August 2000. Chief Marketing Officer--Institutional Markets, Metropolitan Life
                      Insurance Company May 1996 June 1998.

Craig K. Nordyke3     Executive Vice President and Chief Actuary since November 1996.

Matthew K. Duffy      Vice President and Chief Financial Officer since June 1996.

Matthew P. McCauley3  Vice President and General Counsel since 1984. Secretary since August 1981. Vice
                      President and Associate General Counsel, General American since December 1995.

John R. Tremmel       Vice President--Operations and System Development since January 1999. Formerly
                      Chief Operating Officer, ISP Alliance, April 1998--December 1998. Vice President
                      and General Manager of National Operations Centers, Norell Corporation, January
                      1995--March 1998.

Michael J. McDermott3 Vice President--Sales since January 2001. Formerly Vice President-- Institutional
                      Markets, Metropolitan Life Insurance Company June 1998--January 2001. Regional
                      Vice President--Institutional Markets, Metropolitan Life Insurance Company, May
                      1996--June 1998.

Directors4
Nicholas D. Latrenta  Senior Vice President--Institutional Business Operations since October 1, 2000.
                      Formerly Senior Vice President International Operations March 1999--October 2000.
                      Senior Vice President--Institutional Business May 1997--March 1999. Vice
                      President--Institutional Business May 1996--May 1997.

Roy C. Albertalli     Chief Counsel--Institutional Business Operations since June 2000. Formerly Vice
                      President and Associate General Counsel--Institutional Business Operations May
                      1996--June 2000.

Eugene Marks, Jr.     Senior Vice President--Institutional Business Operations since January 1998.
                      Formerly Vice President--Institutional Business Operations November 1990--January
                      1998.

Stanley J. Talbi      Senior Vice President and Chief Actuary--Corporate Actuarial and Corporate Risk
                      Management since July 2000. Formerly Senior Vice President and Chief Financial
                      Officer--Institutional Business Operations January 1997--July 2000. Vice President
                      and Senior Actuary--Group and Individual Retirement and Savings Business
                      Operations January 1993--January 1997.

Michael W. Witwer     Vice President--Life Products since March 1995.

--------
/1/All positions listed are with the Company unless otherwise indicated.
/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.
/3/Indicates Executive Officers who are also Directors.
/4/All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the parent company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS




The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Separate Account as of December 31, 2001, and for each of the periods in each of the two years ended December 31, 2001, included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.





The financial statements of the Company for the year ended December 31, 1999 and the Separate Account for the period ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105. On or about May 24, 2002, the mailing address will be: 190 Carondelet plaza, St Louis, Missouri 63105. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2001 and 2000 and the results of its operations and comprehensive income (loss) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the financial statements, the Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the periods subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

   We have audited the accompanying statements of operations and comprehensive income, stockholder's equity, and cash flows of Paragon Life Insurance Company for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of Paragon Life Insurance Company for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000



[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2001 and 2000
                 (in thousands of dollars, except share data)

                                                                 2001     2000
                                                               -------- --------
                           Assets
Fixed maturities, available for sale.......................... $ 86,670 $ 84,006
Policy loans..................................................   23,406   20,067
Cash and cash equivalents.....................................   16,236   10,018

                                                               -------- --------
       Total cash and invested assets.........................  126,312  114,091
                                                               -------- --------
Reinsurance recoverables......................................      700    1,649
Deposits relating to reinsured policyholder account balances..    7,550    7,236
Accrued investment income.....................................    2,102    2,004
Deferred policy acquisition costs.............................   10,592    4,836
Value of business acquired....................................   23,041   25,995
Goodwill......................................................    3,184    3,361
Fixed assets and leasehold improvements, net..................    3,032    2,208
Other assets..................................................      675      578
Separate account assets.......................................  228,947  241,423
                                                               -------- --------
       Total assets........................................... $406,135 $403,381
                                                               ======== ========
            Liabilities and Stockholder's Equity
Policyholder account balances................................. $116,686 $107,266
Policy and contract claims....................................    1,106    1,571
Federal income taxes payable..................................      229      583
Other liabilities and accrued expenses........................    4,690    3,082
Payable to affiliates.........................................    2,755    2,917
Due to separate account.......................................      450      202
Deferred tax liability........................................    7,525    6,266
Separate account liabilities..................................  228,947  241,423
                                                               -------- --------
       Total liabilities......................................  362,388  363,310
                                                               -------- --------
Stockholder's equity:
   Common stock, par value $150; 100,000 shares authorized;
     20,500 shares issued and outstanding.....................    3,075    3,075
   Additional paid-in capital.................................   33,032   33,032
   Accumulated other comprehensive income.....................    1,170      869
   Retained earnings..........................................    6,470    3,095
                                                               -------- --------
       Total stockholder's equity.............................   43,747   40,071
                                                               -------- --------
       Total liabilities and stockholder's equity............. $406,135 $403,381
                                                               ======== ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

           Statements of Operations and Comprehensive Income (Loss)

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                    Predeccessor's
                                                                                        Basis
                                                                   2001     2000         1999
                                                                  -------  -------  --------------
Revenues:
   Policy contract charges....................................... $23,996  $22,809     $24,577
   Net investment income.........................................   8,784    8,748       7,726
   Commissions and expense allowances on reinsurance ceded.......     538      190         292
   Net realized investment (losses) gains........................     (87)  (1,027)         57
                                                                  -------  -------     -------
       Total revenues............................................  33,231   30,720      32,652
                                                                  -------  -------     -------
Benefits and expenses:
   Policy benefits...............................................   4,979    4,742       4,616
   Interest credited to policyholder account balances............   6,432    5,743       5,524
   Commissions, net of capitalized costs.........................     713      381         445
   General and administration expenses, net of capitalized costs.  14,052   12,787      16,181
   Amortization of deferred policy acquisition costs.............     751       --       1,631
   Amortization of value of business acquired....................     854    2,092          --
   Amortization of goodwill......................................     177      177          --
                                                                  -------  -------     -------
       Total benefits and expenses...............................  27,958   25,922      28,397
                                                                  -------  -------     -------
       Income before federal income tax expense..................   5,273    4,798       4,255
Federal income taxes.............................................   1,898    1,703       1,499
                                                                  -------  -------     -------
Net income.......................................................   3,375    3,095       2,756
Other comprehensive income (loss)................................
                                                                      301      869      (5,557)
                                                                  -------  -------     -------
Comprehensive income (loss)...................................... $ 3,676  $ 3,964     $(2,801)
                                                                  =======  =======     =======


                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)

                                                                  Accumulated
                                                      Additional     other                  Total
                                               Common  paid-in   comprehensive Retained stockholder's
                                               Stock   capital   income (loss) earnings    equity
                                               ------ ---------- ------------- -------- -------------
Predecessor's basis balance at January 1, 1999 $2,050  $17,950      $ 2,809    $ 9,697     $32,506
   Net income.................................     --       --           --      2,756       2,756
   Other comprehensive loss...................     --       --       (5,557)        --      (5,557)
                                               ------  -------      -------    -------     -------
Balance at December 31, 1999..................  2,050   17,950       (2,748)    12,453      29,705
                                               ------  -------      -------    -------     -------
Balance at January 1, 2000....................  2,050   34,057           --         --      36,107
   Par value change...........................  1,025   (1,025)          --         --          --
   Net income.................................     --       --           --      3,095       3,095
   Other comprehensive income.................     --       --          869         --         869
                                               ------  -------      -------    -------     -------
Balance at January 1, 2001....................  3,075   33,032          869      3,095      40,071
   Net income.................................     --       --           --      3,375       3,375
   Other comprehensive income.................     --       --          301         --         301
                                               ------  -------      -------    -------     -------
Balance at December 31, 2001.................. $3,075  $33,032      $ 1,170    $ 6,470     $43,747
                                               ======  =======      =======    =======     =======



                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                         Predeccessor's
                                                                                             Basis
                                                                        2001     2000         1999
                                                                      --------  -------  --------------
Cash flows from operating activities:
   Net income........................................................ $  3,375  $ 3,095     $  2,756
   Adjustments to reconcile net income to net cash provided by (used
     in) operating activities:
       Change in:
          Reinsurance recoverables...................................      949     (335)        (144)
          Deposits relating to reinsured policyholder account
            balances.................................................     (314)    (216)        (332)
          Accrued investment income..................................      (98)    (151)        (308)
          Federal income tax payable.................................     (354)    (424)         726
          Other assets...............................................     (921)  (1,493)       3,316
          Policy and contract claims.................................     (465)    (120)          19
          Other liabilities and accrued expenses.....................    1,608     (103)        (209)
          Payable to affiliates......................................     (162)    (886)       1,741
          Company ownership of separate account......................       --       64          (64)
          Due to separate account....................................      248       10            9
       Deferred tax expense..........................................    1,097    1,186          469
       Policy acquisition costs deferred.............................   (6,578)  (4,836)      (4,185)
       Amortization of deferred policy acquisition costs.............      751       --        1,631
       Amortization of value of business acquired....................      854    2,092           --
       Amortization of goodwill......................................      177      177           --
       Interest credited to policyholder accounts....................    6,432    5,743        5,524
       (Accretion)/Amortization of net investments...................     (239)    (101)          92
       Net (gain) loss on sales and calls of investments.............       87    1,027          (57)
                                                                      --------  -------     --------
Net cash provided by operating activities............................    6,447    4,729       10,984
                                                                      --------  -------     --------
Cash flows from investing activities:
   Purchase of fixed maturities......................................  (12,247)  (6,007)     (12,515)
   Sale or maturity of fixed maturities..............................   12,369    3,960        4,695
   Increase in policy loans, net.....................................   (3,339)  (3,113)      (2,819)
                                                                      --------  -------     --------
                                                                        (3,217)  (5,160)     (10,639)
Net cash used in investing activities................................ --------  -------     --------
Cash flows from financing activities:
   Net policyholder account deposits.................................    2,988     (142)       2,807
                                                                      --------  -------     --------
Net (decrease) increase in cash and cash equivalents.................    6,218     (573)       3,152
Cash and cash equivalents at beginning of year.......................   10,018   10,591        7,439
                                                                      --------  -------     --------
Cash and cash equivalents at end of year............................. $ 16,236  $10,018     $ 10,591
                                                                      ========  =======     ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes........................................ $ (1,155) $  (941)    $   (346)
                                                                      ========  =======     ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

   General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

   As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the period prior to the date of acquisition, the presentation is referred to as the "Predecessor Basis".

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates abount matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

   Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

                        PARAGON LIFE INSURANCE COMPANY

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2001 and 2000, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   The cost of investment securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2001, net of accumulated amortization of $177, was $3,184.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2001, 2000 and 1999. The actual crediting rate was 6.1% in 2001 and 2000, and ranged from 6.1% to 6.5% in 1999.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which

                        PARAGON LIFE INSURANCE COMPANY
those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting which are deferred and amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                        PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  (l) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the 2001 presentation.

  (m) New Accounting Pronouncements

   In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state insurance department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company's adoption of the Codification by the NAIC and the Codification as modified by the Insurance Department of the State of Missouri, resulted in a $1,004 net increase in statutory capital and surplus as of January 1, 2001 and was reflected as a cumulative effect of changes in accounting principle.

   Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial condition or results of operations.

                        PARAGON LIFE INSURANCE COMPANY

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. There was no amortization of goodwill for 1999. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the impairment requirements by December 31, 2002.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets
(other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 did not have a material effect on the Company's financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

                        PARAGON LIFE INSURANCE COMPANY

   Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's financial statements.

   Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's financial statements.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001 and 2000 are as follows:

                                                   2001
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,654    $  156     $   27    $ 4,783
     Corporate securities......   65,040     3,942        740     68,242
     Mortgage-backed securities   12,382       747         --     13,129
     Asset-backed securities...      496        20         --        516
                                 -------    ------     ------    -------
                                 $82,572    $4,865     $  767    $86,670
                                 =======    ======     ======    =======

                                                   2000
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,291    $  122     $   --    $ 4,413
     Corporate securities......   64,972     2,135      1,432     65,675
     Mortgage-backed securities   12,784       633         --     13,417
     Asset-backed securities...      493         8         --        501
                                 -------    ------     ------    -------
                                 $82,540    $2,898     $1,432    $84,006
                                 =======    ======     ======    =======

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less.................  $ 3,882   $ 3,947
         Due after one year through five years...   15,938    16,740
         Due after five years through ten years..   12,841    13,406
         Due after ten years through twenty years   37,033    38,932
         Asset-backed securities.................      496       516
         Mortgage-backed securities..............   12,382    13,129
                                                   -------   -------
                                                   $82,572   $86,670
                                                   =======   =======

                        PARAGON LIFE INSURANCE COMPANY

   Proceeds from sales of fixed maturities during 2001, 2000 and 1999 were $12,369 and $3,960 and $4,695, respectively. Gross gains of $58 and gross (losses) of $(149) were realized on those sales in 2001. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 were realized on those sales in 1999.

   The sources of net investment income follow:

                                                     Predecessor's
                                                         Basis
                                      2001    2000       1999
                                     ------  ------  -------------
              Fixed Maturities...... $6,681  $6,789     $6,077
              Short-term investments    469     577        486
              Policy loans and other  1,701   1,464      1,244
                                     ------  ------     ------
                                      8,851   8,830      7,807
              Investment expenses...    (67)    (82)       (81)
                                     ------  ------     ------
              Net investment income. $8,784  $8,748     $7,726
                                     ======  ======     ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                               Predecessor's
                                                                   Basis
                                               2001     2000       1999
                                              -------  ------  -------------
   Unrealized appreciation (depreciation):
   Fixed maturities available-for-sale....... $ 4,098  $1,465     $(5,030)
   Deferred policy acquisition costs.........     (70)     --         803
   VOBA......................................  (2,228)   (128)         --
   Deferred income taxes.....................    (630)   (468)      1,479
                                              -------  ------     -------
   Net unrealized appreciation (depreciation) $ 1,170  $  869     $(2,748)
                                              =======  ======     =======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,023 and $4,036 at December 31, 2001 and 2000, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000.

                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
         December 31, 2001:
            Assets
                Fixed maturities.................. $ 86,670  $ 86,670
                Policy loans......................   23,406    23,406
                Separate account assets...........  228,947   228,947
            Liabilities
                Policyholder account balances.....  116,686   116,686
                Separate account liabilities......  228,947   228,947

                        PARAGON LIFE INSURANCE COMPANY

         December 31, 2000:
                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
            Assets
                Fixed maturities.................. $ 84,006  $ 84,006
                Policy loans......................   20,067    20,067
                Separate account assets...........  241,423   241,423
            Liabilities
                Policyholder account balances.....  107,266   107,266
                Separate account liabilities......  241,423   241,423

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2001, 2000 and 1999 as they relate to transactions with affiliates are summarized as follows:

                                                              Predecessor's
                                                                  Basis
                                               2001    2000       1999
                                              ------- ------- -------------
    Reinsurance transactions with affiliates:
    Premiums for reinsurance ceded........... $19,513 $18,445    $16,869
    Policy benefits ceded....................  20,837  22,130     16,823
    Commissions and expenses ceded...........     538     190        292
    Reinsurance recoverables.................     631   1,617      1,268

   Ceded premiums and benefits to non-affiliates for 2001, 2000 and 1999 were insignificant.

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                        Predecessor's
                                                                            Basis
                                                      2001      2000        1999
                                                     -------  --------  -------------
Balance at beginning of year........................ $ 4,836  $ 24,357     $20,602
Purchase adjustments................................      --   (24,357)         --
Policy acquisition costs deferred...................   6,577     4,836       4,185
Policy acquisition costs amortized..................    (751)       --      (1,631)
Deferred policy acquisition costs relating to change
  in unrealized (gain) loss on investments available
  for sale..........................................     (70)       --       1,201
                                                     -------  --------     -------
Balance at end of year.............................. $10,592  $  4,836     $24,357
                                                     =======  ========     =======

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                      Predecessor's
                                                          Basis
                                         2001   2000      1999
                                        ------ ------ -------------
             Current tax expense....... $  801 $  517    $1,030
             Deferred tax expense......  1,097  1,186       469
                                        ------ ------    ------
             Provision for income taxes $1,898 $1,703    $1,499
                                        ====== ======    ======

                        PARAGON LIFE INSURANCE COMPANY

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                        Predecessor's
                                                            Basis
                                           2001   2000      1999
                                          ------ ------ -------------
          Computed "expected" tax expense $1,846 $1,679    $1,489
          Other, net.....................     52     24        10
                                          ------ ------    ------
          Provision for income taxes..... $1,898 $1,703    $1,499
                                          ====== ======    ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2001, 2000 and 1999 are presented below:

                                                               Predecessor's
                                                                   Basis
                                                2001    2000       1999
                                               ------- ------- -------------
   Deferred tax assets:
      Unearned reinsurance allowances......... $    -- $    --    $  194
      Policy and contract liabilities.........     439     554       583
      Tax capitalization of acquisition costs.   3,084   2,869     2,559
      Purchase adjustment.....................   1,236   1,456        --
      Capital loss carryforwards..............     775      --        --
      Unrealized loss on investments, net.....      --      --     1,479
      Other, net..............................     162     164       359
                                               ------- -------    ------
   Total deferred tax assets.................. $ 5,696 $ 5,043    $5,174
                                               ======= =======    ======
   Deferred tax liabilities:
      Unrealized gain on investments, net..... $   630 $   468    $   --
      VOBA....................................   8,838   9,139        --
      Deferred policy acquisition costs.......   3,753   1,702     8,244
                                               ------- -------    ------
   Total deferred tax liabilities............. $13,221  11,309     8,244
                                               ------- -------    ------
   Net deferred tax liabilities............... $ 7,525 $ 6,266    $3,070
                                               ======= =======    ======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2001 and 2000, the Company recognized deferred tax assets associated with capital losses of approximately $775 and $0, respectively, that will expire between 2004 and 2005. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1994. The Company is being audited for the years 1995-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2001, 2000 and 1999 were $3,056, $2,487 and $2,247, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(8) Pension Plan

   Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. Effective January 1, 2001, the Company's employees became

                        PARAGON LIFE INSURANCE COMPANY
employees of Metropolitan Life and most postretirement plans were merged into the postretirement benefit plans of Metlife Inc. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000 and 1999 due to over-funding of the General American plan.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $123, $459 and $0 for 2001, 2000 and 1999, respectively.

   Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2001, 2000 and 1999, as determined using statutory accounting practices, is summarized as follows:

                                                         2001     2000    1999
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $12,930  $13,751 $13,545
Net gain from operations as reported to regulatory
  authorities.......................................... $  (931) $   835 $   300

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $1,293. Paragon did not pay dividends in 2001, 2000 and 1999.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2001, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases, the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2002................ $1,448
                            2003................    748
                            2004................    545
                            2005................    445
                            2006................    395
                                                 ------
                                                 $3,581
                                                 ======

   Rent expense totaled $677, $562 and $507 in 2001, 2000 and 1999, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2001, 2000 and 1999:

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $ (891)   $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)      759     (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87       (30)        57
                                                          -------    ------    -------
Other comprehensive income..............................  $   463    $ (162)   $   301
                                                          =======    ======    =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Aount     Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $ (153)   $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)       45        (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027      (360)       667
                                                          -------    ------    -------
Other comprehensive income..............................  $ 1,337    $ (468)   $   869
                                                          =======    ======    =======

                                                            Predecessor's Basis 1999
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding losses arising during period.........  $(9,690)   $3,391    $(6,299)
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................    1,199      (420)       779
Less: reclassification adjustment for gains realized in
  net income............................................      (57)       20        (37)
                                                          -------    ------    -------
Other comprehensive loss................................  $(8,548)   $2,991    $(5,557)
                                                          =======    ======    =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
  Paragon Life Insurance Company and
  Policyholders of Separate Account B's MultiManager Divisions:

   We have audited the statement of assets and liabilities, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced, and MFS Emerging Growth Fund Divisions of Paragon Separate Account B's Multimanager Divisions as of December 31, 2001, and the respective related statements of operations and changes in net assets for each of the periods in the two years then ended and the financial highlights as of and for the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account B's Multimanager Divisions. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets for the year ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the respective financial positions of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced, and MFS Emerging Growth Fund Divisions of Paragon Separate Account B's Multimanager Divisions as of December 31, 2001, the respective results of their operations and the changes in their net assets for each of the periods in the two years then ended and their financial highlights as of and for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
  Paragon Life Insurance Company and
  Policyholders of Separate Account B's MultiManager Divisions:

   We have audited the accompanying statements of operations and changes in net assets of the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B for the period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account B. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Scudder Money Market, Scudder International, Fidelity Equity- Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B for the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000

[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT B

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2001

                                            Scudder       Scudder       Fidelity       Fidelity        Fidelity
                                          Money Market International  Equity-Income     Growth         Index 500
                                            Division     Division       Division       Division        Division
                                          ------------ ------------- --------------- ------------- -----------------
                                              2001         2001           2001           2001            2001
                                          ------------ ------------- --------------- ------------- -----------------
Net Assets:
   Investments in Multiple Fund
    Investments, at market value
    (See Schedule of Investments)........  $1,571,097    2,616,022      4,955,144      6,821,686      12,413,645
   Receivable from (Payable to) Paragon
    Life Insurance Company...............      18,616        7,679         60,479         63,556          65,399
                                           ----------    ---------      ---------      ---------      ----------
      Total Net Assets...................  $1,589,713    2,623,701      5,015,623      6,885,242      12,479,044
                                           ==========    =========      =========      =========      ==========
Net Assets, representing:
   Equity of Contract Owners.............  $1,589,542    2,623,758      5,015,735      6,885,393      12,479,319
   Equity of Paragon Life Insurance
    Company..............................         171          (57)          (112)          (151)           (275)
                                           ----------    ---------      ---------      ---------      ----------
                                           $1,589,713    2,623,701      5,015,623      6,885,242      12,479,044
                                           ==========    =========      =========      =========      ==========
Total Units Held.........................   1,298,154      194,467        175,187        137,024          91,781
Unit Value...............................  $     1.22        13.49          28.63          50.25          135.97
Cost of Investments......................  $1,571,097    4,239,565      5,097,949      8,341,086      13,074,713

                                             Putnam     Putnam New    T Rowe Price   T Rowe Price    T Rowe Price
                                             Income    Opportunities   New America   Limited-Term  Personal Strategy
                                            Division     Division    Growth Division Bond Division Balanced Division
                                          ------------ ------------- --------------- ------------- -----------------
                                              2001         2001           2001           2001            2001
                                          ------------ ------------- --------------- ------------- -----------------
Net Assets:
   Investments in Multiple Fund
    Investments, at market value
    (See Schedule of Investments)........  $2,211,882    3,194,959      2,685,378      1,473,705       3,344,703
   Receivable from (Payable to) Paragon
    Life Insurance Company...............      10,738       11,650          4,301         17,668          24,155
                                           ----------    ---------      ---------      ---------      ----------
      Total Net Assets...................  $2,222,620    3,206,609      2,689,679      1,491,373       3,368,858
                                           ==========    =========      =========      =========      ==========
Net Assets, representing:
   Equity of Contract Owners.............  $2,222,667    3,206,678      2,689,740      1,487,828       3,368,931
   Equity of Paragon Life Insurance
    Company..............................         (47)         (69)           (61)         3,545             (73)
                                           ----------    ---------      ---------      ---------      ----------
                                           $2,222,620    3,206,609      2,689,679      1,491,373       3,368,858
                                           ==========    =========      =========      =========      ==========
Total Units Held.........................     132,369      143,856        125,733        239,242         175,981
Unit Value...............................  $    16.79        22.29          21.39           6.22           19.14
Cost of Investments......................  $2,202,113    4,860,505      3,217,756      1,445,373       3,487,291

                                             Fidelity       Putnam    Putnam
                                            Contrafund    High Yield Voyager
                                             Division      Division  Division
                                          --------------- ---------- ---------
                                               2001          2001      2001
                                          --------------- ---------- ---------
Net Assets:
   Investments in Multiple Fund
    Investments, at market value
    (See Schedule of Investments)........    7,944,313      932,275  2,924,810
   Receivable from (Payable to) Paragon
    Life Insurance Company...............       28,643        5,368      7,461
                                             ---------    ---------  ---------
      Total Net Assets...................    7,972,956      937,643  2,932,271
                                             =========    =========  =========
Net Assets, representing:
   Equity of Contract Owners.............    7,973,130      937,662  2,932,334
   Equity of Paragon Life Insurance
    Company..............................         (174)         (19)       (63)
                                             ---------    ---------  ---------
                                             7,972,956      937,643  2,932,271
                                             =========    =========  =========
Total Units Held.........................      312,843       70,681     58,071
Unit Value...............................        25.49        13.27      50.50
Cost of Investments......................    8,928,075    1,127,761  4,094,633

                                                MFS
                                          Emerging Growth
                                             Division
                                          ---------------
                                               2001
                                          ---------------
Net Assets:
   Investments in Multiple Fund
    Investments, at market value
    (See Schedule of Investments)........    4,883,676
   Receivable from (Payable to) Paragon
    Life Insurance Company...............       19,418
                                             ---------
      Total Net Assets...................    4,903,094
                                             =========
Net Assets, representing:
   Equity of Contract Owners.............    4,903,201
   Equity of Paragon Life Insurance
    Company..............................         (107)
                                             ---------
                                             4,903,094
                                             =========
Total Units Held.........................      250,916
Unit Value...............................        19.54
Cost of Investments......................    6,229,309

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

             For the years ended December 31, 2001, 2000 and 1999

                                                           Scudder Money                  Scudder International
                                                          Market Division                        Division
                                                 ---------------------------------- ---------------------------------
                                                    2001         2000       1999       2001        2000       1999
                                                 -----------  ----------  --------- ----------  ----------  ---------
Investment Income:
  Dividend Income............................... $    37,886      33,916     20,414     10,925      69,150     10,925
Expenses:
  Mortality and Expense Charge..................       8,130       4,423      3,042     20,090      23,535     14,321
                                                 -----------  ----------  --------- ----------  ----------  ---------
   Net Investment Income (Expense)..............      29,756      29,493     17,372     (9,165)     45,615     (3,396)
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions...................          --          --         --    512,126     239,614    154,037
  Proceeds from Sales...........................     217,033     402,278    455,692    355,878     286,804    386,233
  Cost of Investments Sold......................     217,033     402,278    455,692    504,085     240,626    372,342
                                                 -----------  ----------  --------- ----------  ----------  ---------
      Net Realized Gain (Loss) on
       Investments..............................          --          --         --    363,919     285,792    167,928
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year......          --          --         --   (247,746)    837,838     27,148
  Unrealized (Loss) Gain End of Year............          --          --         -- (1,623,543)   (247,746)   837,838
                                                 -----------  ----------  --------- ----------  ----------  ---------
  Net Unrealized (Loss) Gain on Investments.....          --          --         -- (1,375,797) (1,085,584)   810,690
                                                 -----------  ----------  --------- ----------  ----------  ---------
      Net (Loss) Gain on Investments............          --          --         -- (1,011,878)   (799,792)   978,618
                                                 -----------  ----------  --------- ----------  ----------  ---------
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... $    29,756      29,493     17,372 (1,021,043)   (754,177)   975,222
                                                 ===========  ==========  ========= ==========  ==========  =========

                                                           Fidelity Index                  Fidelity Contrafund
                                                            500 Division                         Division
                                                 ---------------------------------- ---------------------------------
                                                    2001         2000       1999       2001        2000       1999
                                                 -----------  ----------  --------- ----------  ----------  ---------
Investment Income:
  Dividend Income............................... $   118,606     104,734     59,680     52,951     258,918     15,792
Expenses:
  Mortality and Expense Charge..................      82,423      85,009     53,104     53,412      55,177     33,475
                                                 -----------  ----------  --------- ----------  ----------  ---------
   Net Investment Income (Expense)..............      36,183      19,725      6,576       (461)    203,741    (17,683)
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions...................          --      43,126     26,892    186,885     610,961    115,805
  Proceeds from Sales...........................   1,393,267     986,246    598,077    859,411     821,995    537,241
  Cost of Investments Sold......................   1,452,391     829,419    490,860    979,799     756,627    445,480
                                                 -----------  ----------  --------- ----------  ----------  ---------
      Net Realized (Loss) Gain on
       Investments..............................     (59,124)    199,953    134,109     66,497     676,329    207,566
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of Year......     725,105   2,089,459    867,561     47,586   1,469,289    576,541
  Unrealized (Loss) Gain End of Year............    (661,068)    725,105  2,089,459   (983,762)     47,586  1,469,289
                                                 -----------  ----------  --------- ----------  ----------  ---------
  Net Unrealized (Loss) Gain on Investments.....  (1,386,173) (1,364,354) 1,221,898 (1,031,348) (1,421,703)   892,748
                                                 -----------  ----------  --------- ----------  ----------  ---------
      Net (Loss) Gain on Investments............  (1,445,297) (1,164,401) 1,356,007   (964,851)   (745,374) 1,100,314
                                                 -----------  ----------  --------- ----------  ----------  ---------
(Decrease) Increase in Net Assets Resulting from
 Operations..................................... $(1,409,114) (1,144,676) 1,362,583   (965,312)   (541,633) 1,082,631
                                                 ===========  ==========  ========= ==========  ==========  =========

                                                    Fidelity Equity-Income
                                                           Division                Fidelity Growth Division
                                                 ---------------------------  ---------------------------------
                                                   2001      2000     1999       2001        2000       1999
                                                 --------  --------  -------  ----------  ----------  ---------
Investment Income:
  Dividend Income...............................   57,453    65,541   30,539     400,854     271,570     71,157
Expenses:
  Mortality and Expense Charge..................   28,970    23,962   18,098      45,469      46,612     22,207
                                                 --------  --------  -------  ----------  ----------  ---------
   Net Investment Income (Expense)..............   28,483    41,579   12,441     355,385     224,958     48,950
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions...................  161,415   166,107   67,508       4,264     298,995    134,264
  Proceeds from Sales...........................  365,722   657,781  416,382     920,711     523,122    207,171
  Cost of Investments Sold......................  379,874   666,724  390,205   1,122,858     457,605    181,132
                                                 --------  --------  -------  ----------  ----------  ---------
      Net Realized Gain (Loss) on
       Investments..............................  147,263   157,164   93,685    (197,883)    364,512    160,303
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year......  206,212   143,849  141,690    (223,541)  1,163,240    296,448
  Unrealized (Loss) Gain End of Year............ (142,805)  206,212  143,849  (1,519,400)   (223,541) 1,163,240
                                                 --------  --------  -------  ----------  ----------  ---------
  Net Unrealized (Loss) Gain on Investments..... (349,017)   62,363    2,159  (1,295,859) (1,386,781)   866,792
                                                 --------  --------  -------  ----------  ----------  ---------
      Net (Loss) Gain on Investments............ (201,754)  219,527   95,844  (1,493,742) (1,022,269) 1,027,095
                                                 --------  --------  -------  ----------  ----------  ---------
Increase (Decrease) in Net Assets Resulting from
 Operations..................................... (173,271)  261,106  108,285  (1,138,357)   (797,311) 1,076,045
                                                 ========  ========  =======  ==========  ==========  =========

                                                         Putnam High                    Putnam Voyager
                                                        Yield Division                     Division
                                                 ---------------------------  ---------------------------------
                                                   2001      2000     1999       2001        2000       1999
                                                 --------  --------  -------  ----------  ----------  ---------
Investment Income:
  Dividend Income...............................   99,691    70,338   42,401      32,517      75,355      1,294
Expenses:
  Mortality and Expense Charge..................    5,743     4,967    3,311      19,535      21,252     10,881
                                                 --------  --------  -------  ----------  ----------  ---------
   Net Investment Income (Expense)..............   93,948    65,371   39,090      12,982      54,103     (9,587)
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions...................       --        --       --     537,537     252,674    103,773
  Proceeds from Sales...........................  141,591    66,459   63,617     268,216     260,294    220,253
  Cost of Investments Sold......................  174,616    78,474   70,444     365,732     201,757    182,126
                                                 --------  --------  -------  ----------  ----------  ---------
      Net Realized (Loss) Gain on
       Investments..............................  (33,025)  (12,015)  (6,827)    440,021     311,211    141,900
Net Unrealized Gain (Loss) on Investments:
  Unrealized Gain (Loss) Beginning of Year...... (157,478)  (39,488) (29,078)    (54,543)    839,736    159,171
  Unrealized (Loss) Gain End of Year............ (195,486) (157,478) (39,488) (1,169,823)    (54,543)   839,736
                                                 --------  --------  -------  ----------  ----------  ---------
  Net Unrealized (Loss) Gain on Investments.....  (38,008) (117,990) (10,410) (1,115,280)   (894,279)   680,565
                                                 --------  --------  -------  ----------  ----------  ---------
      Net (Loss) Gain on Investments............  (71,033) (130,005) (17,237)   (675,259)   (583,068)   822,465
                                                 --------  --------  -------  ----------  ----------  ---------
(Decrease) Increase in Net Assets Resulting from
 Operations.....................................   22,915   (64,634)  21,853    (662,277)   (528,965)   812,878
                                                 ========  ========  =======  ==========  ==========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS
                                  Page 2 of 2
             For the years ended December 31, 2001, 2000 and 1999

                                                             Putnam                          Putnam
                                                             Income                    New Opportunities
                                                            Division                        Division
                                                   --------------------------  ---------------------------------
                                                     2001     2000     1999       2001        2000       1999
                                                   --------  -------  -------  ----------  ----------  ---------
Investment Income:
  Dividend Income................................. $116,493   90,490   48,830          --      34,441         --
Expenses:
  Mortality and Expense Charge....................   13,882   11,191    7,593      22,449      29,431     12,257
                                                   --------  -------  -------  ----------  ----------  ---------
   Net Investment Income (Expense)................  102,611   79,299   41,237     (22,449)      5,010    (12,257)
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions.....................       --       --    4,295     533,330     235,219     17,711
  Proceeds from Sales.............................  116,761  254,191   50,661     516,708     153,710    160,862
  Cost of Investments Sold........................  118,216  263,558   51,645     722,032     113,832    127,758
                                                   --------  -------  -------  ----------  ----------  ---------
      Net Realized (Loss) Gain on Investments.....   (1,455)  (9,367)   3,311     328,006     275,097     50,815
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year........   (3,846) (35,549)  38,849    (272,097)  1,292,978    220,882
  Unrealized Gain (Loss) End of Year..............    9,769   (3,846) (35,549) (1,665,546)   (272,097) 1,292,978
                                                   --------  -------  -------  ----------  ----------  ---------
  Net Unrealized Gain (Loss) on Investments.......   13,615   31,703  (74,398) (1,393,449) (1,565,075) 1,072,096
                                                   --------  -------  -------  ----------  ----------  ---------
      Net Gain (Loss) on Investments..............   12,160   22,336  (71,087) (1,065,443) (1,289,978) 1,122,911
                                                   --------  -------  -------  ----------  ----------  ---------
Increase (Decrease) in Net Assets Resulting
 from Operations.................................. $114,771  101,635  (29,850) (1,087,892) (1,284,968) 1,110,654
                                                   ========  =======  =======  ==========  ==========  =========

                                                           T Rowe Price               T Rowe Price
                                                        New America Growth            Limited-Term
                                                             Division                Bond Division
                                                   ---------------------------  -----------------------
                                                     2001      2000     1999     2001   2000     1999
                                                   --------  --------  -------  ------ -------  -------
Investment Income:
  Dividend Income.................................       --        --       --  58,999  36,418   18,708
Expenses:
  Mortality and Expense Charge....................   18,127    19,572   13,731   8,982   4,768    2,466
                                                   --------  --------  -------  ------ -------  -------
   Net Investment Income (Expense)................  (18,127)  (19,572) (13,731) 50,017  31,650   16,242
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions.....................   45,313   273,395  130,662      --      --       --
  Proceeds from Sales.............................  237,899   240,287  318,715  78,501  66,172   25,275
  Cost of Investments Sold........................  293,098   221,185  266,456  76,508  67,550   25,631
                                                   --------  --------  -------  ------ -------  -------
      Net Realized (Loss) Gain on Investments.....   (9,886)  292,497  182,921   1,993  (1,378)    (356)
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year........ (248,083)  322,806  249,666   8,093 (13,451)   1,054
  Unrealized Gain (Loss) End of Year.............. (532,378) (248,083) 322,806  28,332   8,093  (13,451)
                                                   --------  --------  -------  ------ -------  -------
  Net Unrealized Gain (Loss) on Investments....... (284,295) (570,889)  73,140  20,239  21,544  (14,505)
                                                   --------  --------  -------  ------ -------  -------
      Net Gain (Loss) on Investments.............. (294,181) (278,392) 256,061  22,232  20,166  (14,861)
                                                   --------  --------  -------  ------ -------  -------
Increase (Decrease) in Net Assets Resulting
 from Operations.................................. (312,308) (297,964) 242,330  72,249  51,816    1,381
                                                   ========  ========  =======  ====== =======  =======

                                                           T Rowe Price                        MFS
                                                        Personal Strategy                    Emerging
                                                        Balanced Division                Growth Division
                                                   ---------------------------  ---------------------------------
                                                     2001      2000     1999       2001        2000       1999
                                                   ---------  -------  -------  ----------  ----------  ---------
Investment Income:
  Dividend Income................................. $  82,821   71,907   52,237          --     188,352         --
Expenses:
  Mortality and Expense Charge....................    19,543   17,862   11,512      35,205      48,658     22,579
                                                   ---------  -------  -------  ----------  ----------  ---------
   Net Investment Income (Expense)................    63,278   54,045   40,725     (35,205)    139,694    (22,579)
Net Realized Gain (Loss) on Investments:
  Realized Gain Distributions.....................        --  118,809  100,774     307,206     141,821         --
  Proceeds from Sales.............................   323,589  550,746  494,695     630,582     484,045    292,638
  Cost of Investments Sold........................   344,054  550,110  483,517     763,591     324,727    222,677
                                                   ---------  -------  -------  ----------  ----------  ---------
      Net Realized (Loss) Gain on Investments.....   (20,465) 119,445  111,952     174,197     301,139     69,961
Net Unrealized Gain (Loss) on Investments:
  Unrealized (Loss) Gain Beginning of Year........   (43,803)  26,162   48,761     845,348   2,726,497    467,020
  Unrealized (Loss) Gain End of Year..............  (142,588) (43,803)  26,162  (1,345,633)    845,348  2,726,497
                                                   ---------  -------  -------  ----------  ----------  ---------
  Net Unrealized (Loss) Gain on Investments.......   (98,785) (69,965) (22,599) (2,190,981) (1,881,149) 2,259,477
                                                   ---------  -------  -------  ----------  ----------  ---------
      Net (Loss) Gain on Investments..............  (119,250)  49,480   89,353  (2,016,784) (1,580,010) 2,329,438
                                                   ---------  -------  -------  ----------  ----------  ---------
(Decrease) Increase in Net Assets Resulting
 from Operations.................................. $ (55,972) 103,525  130,078  (2,051,989) (1,440,316) 2,306,859
                                                   =========  =======  =======  ==========  ==========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

             For the Years Ended December 31, 2001, 2000 and 1999

                                                  Scudder Money Market              Scudder International
                                                        Division                           Division
                                           ---------------------------------- ---------------------------------
                                              2001         2000       1999       2001        2000       1999
                                           -----------  ----------  --------- ----------  ----------  ---------
Operations:
  Net Investment Income (Expense)......... $    29,756      29,493     17,372     (9,165)     45,615     (3,396)
  Net Realized Gain (Loss) on Investments.          --          --         --    363,919     285,792    167,928
  Net Unrealized (Loss) Gain on
   Investments............................          --          --         -- (1,375,797) (1,085,584)   810,690
                                           -----------  ----------  --------- ----------  ----------  ---------
  Increase (Decrease) in Net Assets
   Resulting from Operations..............      29,756      29,493     17,372 (1,021,043)   (754,177)   975,222
                                           -----------  ----------  --------- ----------  ----------  ---------
  Net Deposits into the Separate Account..     925,084      63,400    245,044    548,859     871,186    582,890
                                           -----------  ----------  --------- ----------  ----------  ---------
    Increase (Decrease) in Net Assets.....     954,840      92,893    262,416    472,184     117,009  1,558,112
Net Assets, Beginning of Year.............     634,873     541,980    279,564  3,095,885   2,978,876  1,420,764
                                           -----------  ----------  --------- ----------  ----------  ---------
Net Assets, End of Year................... $ 1,589,713     634,873    541,980  2,623,701   3,095,885  2,978,876
                                           ===========  ==========  ========= ==========  ==========  =========

                                                   Fidelity Index 500                Fidelity Contrafund
                                                        Division                           Division
                                           ---------------------------------- ---------------------------------
                                              2001         2000       1999       2001        2000       1999
                                           -----------  ----------  --------- ----------  ----------  ---------
Operations:
  Net Investment Income (Expense)......... $    36,183      19,725      6,576       (461)    203,741    (17,683)
  Net Realized (Loss) Gain on Investments.     (59,124)    199,953    134,109     66,497     676,329    207,566
  Net Unrealized (Loss) Gain on
   Investments............................  (1,386,173) (1,364,354) 1,221,898 (1,031,348) (1,421,703)   892,748
                                           -----------  ----------  --------- ----------  ----------  ---------
  (Decrease) Increase in Net Assets
   Resulting from Operations..............  (1,409,114) (1,144,676) 1,362,583   (965,312)   (541,633) 1,082,631
                                           -----------  ----------  --------- ----------  ----------  ---------
  Net Deposits into the Separate Account..   2,884,020   2,190,078  4,030,169  1,594,629   1,219,230  2,585,342
                                           -----------  ----------  --------- ----------  ----------  ---------
      Increase in Net Assets..............   1,474,906   1,045,402  5,392,752    629,317     677,597  3,667,973
Net Assets, Beginning of Year.............  11,004,138   9,958,736  4,565,984  7,343,639   6,666,042  2,998,069
                                           -----------  ----------  --------- ----------  ----------  ---------
Net Assets, End of Year................... $12,479,044  11,004,138  9,958,736  7,972,956   7,343,639  6,666,042
                                           ===========  ==========  ========= ==========  ==========  =========

                                                Fidelity Equity-Income               Fidelity Growth
                                                       Division                          Division
                                           -------------------------------  ---------------------------------
                                             2001       2000       1999        2001        2000       1999
                                           ---------  ---------  ---------  ----------  ----------  ---------
Operations:
  Net Investment Income (Expense).........    28,483     41,579     12,441     355,385     224,958     48,950
  Net Realized Gain (Loss) on Investments.   147,263    157,164     93,685    (197,883)    364,512    160,303
  Net Unrealized (Loss) Gain on
   Investments............................  (349,017)    62,363      2,159  (1,295,859) (1,386,781)   866,792
                                           ---------  ---------  ---------  ----------  ----------  ---------
  Increase (Decrease) in Net Assets
   Resulting from Operations..............  (173,271)   261,106    108,285  (1,138,357)   (797,311) 1,076,045
                                           ---------  ---------  ---------  ----------  ----------  ---------
  Net Deposits into the Separate Account.. 1,781,262    339,544    811,876   1,902,872   1,970,776  2,274,602
                                           ---------  ---------  ---------  ----------  ----------  ---------
    Increase (Decrease) in Net Assets..... 1,607,991    600,650    920,161     764,515   1,173,465  3,350,647
Net Assets, Beginning of Year............. 3,407,632  2,806,982  1,886,821   6,120,727   4,947,262  1,596,615
                                           ---------  ---------  ---------  ----------  ----------  ---------
Net Assets, End of Year................... 5,015,623  3,407,632  2,806,982   6,885,242   6,120,727  4,947,262
                                           =========  =========  =========  ==========  ==========  =========

                                                  Putnam High Yield                   Putnam Voyager
                                                       Division                          Division
                                           -------------------------------  ---------------------------------
                                             2001       2000       1999        2001        2000       1999
                                           ---------  ---------  ---------  ----------  ----------  ---------
Operations:
  Net Investment Income (Expense).........    93,948     65,371     39,090      12,982      54,103     (9,587)
  Net Realized (Loss) Gain on Investments.   (33,025)   (12,015)    (6,827)    440,021     311,211    141,900
  Net Unrealized (Loss) Gain on
   Investments............................   (38,008)  (117,990)   (10,410) (1,115,280)   (894,279)   680,565
                                           ---------  ---------  ---------  ----------  ----------  ---------
  (Decrease) Increase in Net Assets
   Resulting from Operations..............    22,915    (64,634)    21,853    (662,277)   (528,965)   812,878
                                           ---------  ---------  ---------  ----------  ----------  ---------
  Net Deposits into the Separate Account..   226,745    208,428    196,219     904,314     840,729    649,592
                                           ---------  ---------  ---------  ----------  ----------  ---------
      Increase in Net Assets..............   249,660    143,794    218,072     242,037     311,764  1,462,470
Net Assets, Beginning of Year.............   687,983    544,189    326,117   2,690,234   2,378,470    916,000
                                           ---------  ---------  ---------  ----------  ----------  ---------
Net Assets, End of Year...................   937,643    687,983    544,189   2,932,271   2,690,234  2,378,470
                                           =========  =========  =========  ==========  ==========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Page 2 of 2

             For the Years ended December 31, 2001, 2000 and 1999

                                                                 Putnam
                                                                 Income                             Putnam
                                                                Division                  New Opportunities Division
                                                    --------------------------------  ---------------------------------
                                                       2001       2000       1999        2001        2000       1999
                                                    ----------  ---------  ---------  ----------  ----------  ---------
Operations:
  Net Investment Income (Expense).................. $  102,611     79,299     41,237     (22,449)      5,010    (12,257)
  Net Realized (Loss) Gain on Investments..........     (1,455)    (9,367)     3,311     328,006     275,097     50,815
  Net Unrealized Gain (Loss) on Investments........     13,615     31,703    (74,398) (1,393,449) (1,565,075) 1,072,096
                                                    ----------  ---------  ---------  ----------  ----------  ---------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................    114,771    101,635    (29,850) (1,087,892) (1,284,968) 1,110,654
  Net Deposits into the Separate Account...........    512,793    117,284    797,051     829,398   1,770,454    791,294
                                                    ----------  ---------  ---------  ----------  ----------  ---------
    Increase (Decrease) in Net Assets..............    627,564    218,919    767,201    (258,494)    485,486  1,901,948
  Net Assets, Beginning of Year....................  1,595,056  1,376,137    608,936   3,465,103   2,979,617  1,077,669
                                                    ----------  ---------  ---------  ----------  ----------  ---------
  Net Assets, End of Year.......................... $2,222,620  1,595,056  1,376,137   3,206,609   3,465,103  2,979,617
                                                    ==========  =========  =========  ==========  ==========  =========

                                                              T Rowe Price                  T Rowe Price
                                                           New America Growth             Limited-Term Bond
                                                                Division                      Division
                                                    -------------------------------  --------------------------
                                                      2001       2000       1999       2001     2000     1999
                                                    ---------  ---------  ---------  --------- -------  -------
Operations:
  Net Investment Income (Expense)..................   (18,127)   (19,572)   (13,731)    50,017  31,650   16,242
  Net Realized (Loss) Gain on Investments..........    (9,886)   292,497    182,921      1,993  (1,378)    (356)
  Net Unrealized Gain (Loss) on Investments........  (284,295)  (570,889)    73,140     20,239  21,544  (14,505)
                                                    ---------  ---------  ---------  --------- -------  -------
  Increase (Decrease) in Net Assets Resulting from
   Operations......................................  (312,308)  (297,964)   242,330     72,249  51,816    1,381
  Net Deposits into the Separate Account...........   521,538    408,229    582,656    686,573 150,466  419,557
                                                    ---------  ---------  ---------  --------- -------  -------
    Increase (Decrease) in Net Assets..............   209,230    110,265    824,986    758,822 202,282  420,938
  Net Assets, Beginning of Year.................... 2,480,449  2,370,184  1,545,198    732,551 530,269  109,331
                                                    ---------  ---------  ---------  --------- -------  -------
  Net Assets, End of Year.......................... 2,689,679  2,480,449  2,370,184  1,491,373 732,551  530,269
                                                    =========  =========  =========  ========= =======  =======

                                                         T Rowe Price                           MFS
                                                  Personal Strategy Balanced              Emerging Growth
                                                           Division                           Division
                                               --------------------------------  ---------------------------------
                                                  2001       2000       1999        2001        2000       1999
                                               ----------  ---------  ---------  ----------  ----------  ---------
Operations:
  Net Investment Income (Expense)............. $   63,278     54,045     40,725     (35,205)    139,694    (22,579)
  Net Realized (Loss) Gain on Investments.....    (20,465)   119,445    111,952     174,197     301,139     69,961
  Net Unrealized (Loss) Gain on Investments...    (98,785)   (69,965)   (22,599) (2,190,981) (1,881,149) 2,259,477
                                               ----------  ---------  ---------  ----------  ----------  ---------
  (Decrease) Increase in Net Assets Resulting
   from Operations............................    (55,972)   103,525    130,078  (2,051,989) (1,440,316) 2,306,859
  Net Deposits into the Separate Account......    937,679    218,340  1,062,037   1,079,948   1,545,250  1,526,112
                                               ----------  ---------  ---------  ----------  ----------  ---------
    Increase (Decrease) in Net Assets.........    881,707    321,865  1,192,115    (972,041)    104,934  3,832,971
  Net Assets, Beginning of Year...............  2,487,151  2,165,286    973,171   5,875,135   5,770,201  1,937,230
                                               ----------  ---------  ---------  ----------  ----------  ---------
  Net Assets, End of Year..................... $3,368,858  2,487,151  2,165,286   4,903,094   5,875,135  5,770,201
                                               ==========  =========  =========  ==========  ==========  =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                         Notes to Financial Statements

                               December 31, 2001

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the "Separate Account") commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Putnam Variable Trust (Putnam), T Rowe Price Equity Series, Inc. (T.R. Price I), T Rowe Price Fixed Income Series, Inc. (T.R. Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market, Scudder International, Fidelity Equity-Income, Fidelity Growth, Fidelity Index 500, Fidelity Contrafund, Putnam High Yield, Putnam Voyager, Putnam Income, Putnam New Opportunities, T Rowe Price New America Growth, T Rowe Price Limited-Term Bond, T Rowe Price Personal Strategy Balanced and MFS Emerging Growth. Policyholders have the option of directing their premium payments into any or all of the Divisions. The Division options included herein commenced operations on February 26, 1997.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments of the respective divisions of the Separate Account in the Funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

   In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

Note 4--Purchases and Sales

   For the years ended December 31, 2001, 2000 and 1999, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T Rowe Price Equity Series, Inc., T Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust.

                     Scudder                      Scudder                    Fidelity                      Fidelity
                   Money Market                International               Equity-Income                    Growth
                     Division                    Division                    Division                      Division
          ------------------------------ ------------------------- ----------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999      2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- --------- --------- --------- ---------
Purchases $1,118,022   458,875   698,371 882,789 1,128,584 955,621 2,053,671   975,633 1,217,400 2,724,646 2,436,964 2,462,102
Sales.... $  217,033   402,278   455,692 355,878   286,804 386,233   365,722   657,781   416,382   920,711   523,122   207,171

                     Fidelity                     Putnam                      Putnam                        Putnam
                    Contrafund                  High Yield                    Voyager                       Income
                     Division                    Division                    Division                      Division
          ------------------------------ ------------------------- ----------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999      2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- --------- --------- --------- ---------
Purchases $2,381,318 1,978,520 3,091,892 358,706   268,165 257,628 1,150,350 1,074,676   860,525   603,053   362,167   841,873
Sales.... $  859,411   821,995   537,241 141,591    66,459  63,617   268,216   260,294   220,253   116,761   254,191    50,661

                    Fidelity
                    Index 500
                    Division
          -----------------------------
            2001      2000      1999
          --------- --------- ---------
Purchases 4,128,509 3,090,132 4,588,369
Sales.... 1,393,267   986,246   598,077

                   Putnam New
                  Opportunities
                    Division
          -----------------------------
            2001      2000      1999
          --------- --------- ---------
Purchases 1,306,101 1,900,069   941,211
Sales....   516,708   153,710   160,862

                T Rowe Price             T Rowe Price              T Rowe Price                      MFS
                 New America             Limited-Term            Personal Strategy             Emerging Growth
               Growth Division           Bond Division           Balanced Division                Division
          ------------------------- ----------------------- --------------------------- -----------------------------
            2001     2000    1999    2001    2000    1999     2001     2000     1999      2001      2000      1999
          --------- ------- ------- ------- ------- ------- --------- ------- --------- --------- --------- ---------
Purchases $ 735,103 629,489 896,759 740,041 210,090 444,973 1,217,546 750,370 1,548,177 1,655,184 1,980,222 1,801,453
Sales.... $ 237,899 240,287 318,715  78,501  66,172  25,275   323,589 550,746   494,695   630,582   484,045   292,638

   The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT B

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2001, 2000 and 1999.

                                    Scudder Money Market     Scudder International  Fidelity Equity-Income
                                          Division                 Division                Division
                                 -------------------------- ----------------------- -----------------------
                                   2001      2000    1999    2001    2000    1999    2001    2000    1999
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
  Deposits......................   945,043 $401,186 634,186  56,977  51,566  52,999  78,018  36,030  43,661
  Withdrawals...................   181,469  347,538 411,882  19,983  11,693  21,472  15,091  23,240  14,773
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units...........   763,574   53,648 222,304  36,994  39,873  31,527  62,927  12,790  28,888
Outstanding Units, Beginning of
 Year...........................   534,580  480,932 258,628 157,473 117,600  86,073 112,260  99,470  70,582
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year.. 1,298,154 $534,580 480,932 194,467 157,473 117,600 175,187 112,260  99,470
                                 ========= ======== ======= ======= ======= ======= ======= ======= =======

                                    Fidelity Contrafund        Putnam High Yield        Putnam Voyager
                                          Division                 Division                Division
                                 -------------------------- ----------------------- -----------------------
                                   2001      2000    1999    2001    2000    1999    2001    2000    1999
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
  Deposits......................    97,434   65,888 112,850  29,618  19,903  18,391  23,621  14,271  15,394
  Withdrawals...................    35,541   25,970  18,908  12,407   4,847   4,597   6,668   3,300   3,728
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units...........    61,893   39,918  93,942  17,211  15,056  13,794  16,953  10,971  11,666
Outstanding Units, Beginning of
 Year...........................   250,950  211,032 117,090  53,470  38,414  24,620  41,118  30,147  18,481
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year..   312,843  250,950 211,032  70,681  53,470  38,414  58,071  41,118  30,147
                                 ========= ======== ======= ======= ======= ======= ======= ======= =======

                                        T Rowe Price             T Rowe Price        T Rowe Price Personal
                                     New America Growth        Limited-Term Bond       Strategy Balanced
                                          Division                 Division                Division
                                 -------------------------- ----------------------- -----------------------
                                   2001      2000    1999    2001    2000    1999    2001    2000    1999
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase (Decrease) in Units
  Deposits......................    36,623   24,507  35,123 132,900  38,970  82,401  65,145  39,784  84,895
  Withdrawals...................    10,718    9,303  12,250  18,452  12,029   4,655  13,277  28,662  26,535
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Net Increase in Units...........    25,905   15,204  22,873 114,448  26,941  77,746  51,868  11,122  58,360
Outstanding Units, Beginning of
 Year...........................    99,828   84,624  61,751 124,794  97,853  20,107 124,113 112,991  54,631
                                 --------- -------- ------- ------- ------- ------- ------- ------- -------
Outstanding Units, End of Year..   125,733   99,828  84,624 239,242 124,794  97,853 175,981 124,113 112,991
                                 ========= ======== ======= ======= ======= ======= ======= ======= =======

                                     Fidelity Growth       Fidelity Index 500
                                        Division                Division
                                 ----------------------- ----------------------
                                  2001    2000    1999    2001    2000    1999
                                 ------- ------- ------- ------- ------- ------
Net Increase (Decrease) in Units
  Deposits......................  56,717  35,802  43,315  32,320  18,842 29,736
  Withdrawals...................  19,226   7,320   3,554  11,146   5,730  3,781
                                 ------- ------- ------- ------- ------- ------
Net Increase in Units...........  37,491  28,482  39,761  21,174  13,112 25,955
Outstanding Units, Beginning of
 Year...........................  99,533  71,051  31,290  70,607  57,495 31,540
                                 ------- ------- ------- ------- ------- ------
Outstanding Units, End of Year.. 137,024  99,533  71,051  91,781  70,607 57,495
                                 ======= ======= ======= ======= ======= ======

                                      Putnam Income            Putnam New
                                        Division         Opportunities Division
                                 ----------------------- ----------------------
                                  2001    2000    1999    2001    2000    1999
                                 ------- ------- ------- ------- ------- ------
Net Increase (Decrease) in Units
  Deposits......................  39,870  24,636  57,047  58,254  43,499 31,975
  Withdrawals...................   8,888  17,102   3,431  22,414   3,583  5,647
                                 ------- ------- ------- ------- ------- ------
Net Increase in Units...........  30,982   7,534  53,616  35,840  39,916 26,328
Outstanding Units, Beginning of
 Year........................... 101,387  93,853  40,237 108,016  68,100 41,772
                                 ------- ------- ------- ------- ------- ------
Outstanding Units, End of Year.. 132,369 101,387  93,853 143,856 108,016 68,100
                                 ======= ======= ======= ======= ======= ======

                                           MFS
                                     Emerging Growth
                                        Division
                                 -----------------------
                                  2001    2000    1999
                                 ------- ------- -------
Net Increase (Decrease) in Units
  Deposits......................  84,229  55,765  75,477
  Withdrawals...................  31,671  12,728  11,671
                                 ------- ------- -------
Net Increase in Units...........  52,558  43,037  63,806
Outstanding Units, Beginning of
 Year........................... 198,358 155,321  91,515
                                 ------- ------- -------
Outstanding Units, End of Year.. 250,916 198,358 155,321
                                 ======= ======= =======

                          PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                                      Number of
                                                       Shares   Market Value    Cost
                                                      --------- ------------ -----------
Scudder Variable Life Investment Fund:
   Scudder Money Market Portfolio.................... 1,571,097 $ 1,571,097  $ 1,571,097
   Scudder International Portfolio...................   324,972   2,616,022    4,239,565
Fidelity Variable Insurance Products Fund:
   Fidelity Equity-Income Portfolio..................   217,809   4,955,144    5,097,949
   Fidelity Growth Portfolio.........................   202,966   6,821,686    8,341,086
Fidelity Variable Insurance Products Fund II:
   Fidelity Index 500 Portfolio......................    95,438  12,413,645   13,074,713
   Fidelity Contrafund Portfolio.....................   394,650   7,944,313    8,928,075
Putnam Variable Trust:
   Putnam High Yield Fund............................   115,524     932,275    1,127,761
   Putnam Voyager Fund...............................   101,839   2,924,810    4,094,633
   Putnam Income Fund................................   174,852   2,211,882    2,202,113
   Putnam New Opportunities Fund.....................   191,659   3,194,959    4,860,505
T Rowe Price Fixed Income Series, Inc.:
   T Rowe Price New America Growth Portfolio.........   148,200   2,685,378    3,217,756
   T Rowe Price Limited-Term Bond Portfolio..........   291,246   1,473,705    1,445,373
   T Rowe Price Personal Strategy Balanced Portfolio.   227,222   3,344,703    3,487,291
MFS Variable Insurance Trust:
   MFS Emerging Growth Series........................   271,617   4,883,676    6,229,309

                          PARAGON SEPARATE ACCOUNT B

                             FINANCIAL HIGHLIGHTS

                               December 31, 2001

                                       As of December 31, 2001      For the year ended December 31, 2001
                                  --------------------------------- ----------------------------------
                                                                    Investment
                                  Total Units Unit Fair               Income           Expense   Total
                                     Held       Value   Net Assets    Ratio*           Ratio** Return***
                                  ----------- --------- ----------- ----------         ------- ---------
Scudder Money Market Division....  1,298,154   $  1.22  $ 1,589,713    3.49%            0.75%     2.52%
Scudder International Division...    194,467     13.49    2,623,701    0.40%            0.75%   (31.38)%
Fidelity Equity-Income Division..    175,187     28.63    5,015,623    1.47%            0.75%    (5.67)%
Fidelity Growth Division.........    137,024     50.25    6,885,242    6.51%            0.75%   (18.29)%
Fidelity Index 500 Division......     91,781    135.97   12,479,044    1.07%            0.75%   (12.76)%
Fidelity Contrafund Division.....    312,843     25.49    7,972,956    0.74%            0.75%   (12.88)%
Putnam High Yield Division.......     70,681     13.27      937,643   12.93%            0.75%     3.11%
Putnam Voyager Division..........     58,071     50.50    2,932,271    1.24%            0.75%   (22.82)%
Putnam Income Division...........    132,369     16.79    2,222,620    6.42%            0.75%     6.74%
Putnam New Opportunities Division    143,856     22.29    3,206,609    0.00%            0.75%   (30.52)%
T Rowe Price New America Growth
  Division.......................    125,733     21.39    2,689,679    0.00%            0.75%   (13.92)%
T Rowe Price Limited-Term Bond
  Division.......................    239,242      6.22    1,491,373    5.47%            0.75%     6.51%
T Rowe Price Personal Strategy
  Balanced Division..............    175,981     19.14    3,368,858    2.99%            0.75%    (4.49)%
MFS Emerging Growth Division.....    250,916     19.54    4,903,094    0.00%            0.75%   (34.03)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

   The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

   The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

   The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.


   The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 2001) of .705%. These charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .778%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of --1.605%, 4.395%, and 10.395%, respectively.


   The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

   The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

   Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.605%)
                     ----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                     -------------------------- -------------------------
              PREM      CASH          DEATH        CASH         DEATH
       YR   at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --   --------   -------      --------      -------      --------
        1   $  6,161 $ 3,093      $500,000      $ 5,076      $500,000
        2     12,630   5,982       500,000       10,044       500,000
        3     19,423   8,626       500,000       14,882       500,000
        4     26,555  11,016       500,000       19,529       500,000
        5     34,045  13,129       500,000       23,998       500,000
        6     41,908  14,946       500,000       28,341       500,000
        7     50,165  16,438       500,000       32,514       500,000
        8     58,834  17,562       500,000       36,514       500,000
        9     67,937  18,283       500,000       40,351       500,000
       10     77,496  18,570       500,000       44,023       500,000
       11     87,532  18,415       500,000       47,428       500,000
       12     98,070  17,785       500,000       50,678       500,000
       13    109,134  16,674       500,000       53,724       500,000
       14    120,752  15,052       500,000       56,466       500,000
       15    132,951  12,866       500,000       58,956       500,000
       16    145,760  10,050       500,000       61,206       500,000
       17    159,209   6,492       500,000       63,168       500,000
       18    173,331   2,055       500,000       64,791       500,000
       19    188,159       0             0       66,131       500,000
       20    203,728       0             0       67,090       500,000
       25    294,060       0             0       64,307       500,000
       30    409,348       0             0       39,597       500,000

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.395%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
       YR   at 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
       --   --------   -------      --------     --------     --------
        1   $  6,161 $ 3,194      $500,000     $  5,242     $500,000
        2     12,630   6,371       500,000       10,687      500,000
        3     19,423   9,483       500,000       16,321      500,000
        4     26,555  12,519       500,000       22,088      500,000
        5     34,045  15,448       500,000       28,003      500,000
        6     41,908  18,243       500,000       34,128      500,000
        7     50,165  20,865       500,000       40,423      500,000
        8     58,834  23,262       500,000       46,894      500,000
        9     67,937  25,385       500,000       53,558      500,000
       10     77,496  27,188       500,000       60,421      500,000
       11     87,532  28,644       500,000       67,391      500,000
       12     98,070  29,702       500,000       74,583      500,000
       13    109,134  30,335       500,000       82,961      500,000
       14    120,752  30,491       500,000       89,438      500,000
       15    132,951  30,091       500,000       97,073      500,000
       16    145,760  29,041       500,000      104,887      500,000
       17    159,209  27,193       500,000      112,848      500,000
       18    173,331  24,368       500,000      120,923      500,000
       19    188,159  20,368       500,000      129,176      500,000
       20    203,728  14,984       500,000      137,536      500,000
       25    294,060       0             0      180,105      500,000
       30    409,348       0             0      219,337      500,000

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM: $6,000.00
PREMIUM EXPENSE CHARGE: 0.00%                         (Monthly Premium: $500.00)
PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.395%)
                    -----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- --------------------------
             PREM      CASH          DEATH         CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT        VALUE       BENEFIT
       --  --------   -------      --------      --------      --------
        1  $  6,161 $ 3,293      $500,000      $  5,405      $500,000
        2    12,630   6,767       500,000        11,344       500,000
        3    19,423  10,395       500,000        17,849       500,000
        4    26,555  14,185       500,000        24,915       500,000
        5    34,045  18,128       500,000        32,611       500,000
        6    41,908  22,221       500,000        41,061       500,000
        7    50,165  26,450       500,000        50,295       500,000
        8    58,834  30,788       500,000        60,396       500,000
        9    67,937  35,213       500,000        71,468       500,000
       10    77,496  39,709       500,000        83,615       500,000
       11    87,532  44,279       500,000        96,856       500,000
       12    98,070  48,908       500,000       111,423       500,000
       13   109,134  53,606       500,000       127,419       500,000
       14   120,752  58,364       500,000       144,919       500,000
       15   132,951  63,149       500,000       164,151       500,000
       16   145,760  67,922       500,000       185,329       500,000
       17   159,209  72,595       500,000       208,653       500,000
       18   173,331  77,057       500,000       234,351       500,000
       19   188,159  81,188       500,000       262,763       500,000
       20   203,728  84,859       500,000       294,176       500,000
       25   294,060  92,114       500,000       510,881       592,622
       30   409,348  52,583       500,000       865,902       926,516

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 0.00%                        (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.605%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
             PREM      CASH          DEATH        CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   -------      --------      --------     --------
        1  $ 12,322 $ 8,896      $508,896      $ 10,887     $510,887
        2    25,261  17,479       517,479        21,564      521,564
        3    38,846  25,705       525,705        32,010      532,010
        4    53,111  33,568       533,568        42,164      542,164
        5    68,090  41,044       541,044        52,038      552,038
        6    83,817  48,117       548,117        61,687      561,687
        7   100,330  54,756       554,756        71,064      571,064
        8   117,669  61,923       560,923        80,166      580,166
        9   135,875  66,581       566,581        89,003      589,003
       10   154,992  71,706       571,706        97,574      597,574
       11   175,064  76,292       576,292       105,765      605,765
       12   196,140  80,313       580,313       113,701      613,701
       13   218,269  83,773       583,773       121,326      621,326
       14   241,505  86,651       586,651       128,527      628,527
       15   265,903  88,903       588,903       135,364      635,364
       16   291,521  90,479       590,479       141,848      641,848
       17   318,419  91,285       591,285       147,927      647,927
       18   346,663  91,207       591,207       153,542      653,542
       19   376,319  90,136       590,136       158,759      658,759
       20   407,457  88,976       587,976       163,467      663,467

       25   588,120  59,136       559,136       177,398      673,398
       30   818,697       0             0       166,364      666,364

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.395%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  at 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   --------     --------    --------    ----------
         1  $ 12,322 $  9,187     $509,187     $ 11,242    $  511,242
         2    25,261   18,601      518,601       22,942       522,942
         3    38,846   28,203      528,203       35,095       535,095
         4    53,111   37,988      537,988       47,655       547,655
         5    68,090   47,935      547,935       60,643       560,643
         6    83,817   58,026      558,026       74,136       574,136
         7   100,330   68,230      568,230       88,099       588,099
         8   117,669   78,504      578,504      102,548       602,548
         9   135,875   88,809      588,809      117,510       617,510
        10   154,992   99,108      599,108      133,002       633,002
        11   175,064  109,390      609,390      148,923       648,923
        12   196,140  119,617      619,617      165,417       665,417
        13   218,269  129,781      629,781      182,447       682,447
        14   241,505  139,848      639,848      199,913       699,913
        15   265,903  149,759      649,759      217,891       717,891
        16   291,521  159,447      659,447      236,410       736,410
        17   318,419  168,792      668,792      255,431       755,431
        18   346,663  177,650      677,650      274,911       774,911
        19   376,319  185,872      685,872      294,930       794,930
        20   407,457  193,314      693,314      315,390       815,390

        25   588,120  215,072      715,072      422,611       922,611
        30   818,697  191,029      691,029      528,221     1,028,221

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE: 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.395%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  at 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------  ----------    ----------    ----------   ----------
        1  $ 12,322 $    9,472    $  509,472    $   11,591   $  511,591
        2    25,261     19,747       519,747        24,351      524,351
        3    38,846     30,857       530,857        38,373      538,373
        4    53,111     42,876       542,876        53,721      553,721
        5    68,090     55,868       555,868        70,538      570,538
        6    83,817     69,908       569,908        89,035      589,035
        7   100,330     85,067       585,067       109,328      609,328
        8   117,669    101,413       601,413       131,598      631,598
        9   135,875    119,023       619,023       156,058      656,058
       10   154,992    137,992       637,992       182,929      682,929
       11   175,064    158,448       658,448       212,335      712,335
       12   196,140    180,510       680,510       244,665      744,665
       13   218,269    204,337       704,337       280,163      780,163
       14   241,505    230,081       730,081       319,030      819,030
       15   265,903    257,887       757,887       361,673      861,673
       16   291,521    287,906       787,906       408,493      908,493
       17   318,419    320,255       820,255       459,861      959,861
       18   346,663    355,044       855,044       516,180    1,016,180
       19   376,319    392,397       892,397       578,029    1,078,029
       20   407,457    432,461       932,461       645,858    1,145,858

       25   588,120    681,720     1,181,720     1,096,310    1,596,310
       30   818,697  1,032,502     1,532,502     1,803,907    2,303,907

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

          Underlying Funds Through:

          Fidelity Variable Insurance Products Fund

          T. Rowe Price Equity Series, Inc.


          T. Rowe Price International Series, Inc.


          Putnam Variable Trust



      [LOGO]
      Paragon Life
      A MetLife(R) Company


           .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated May 1, 2002


                                                                          50453

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

   This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

   The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives. Currently only one fund is offered, however additional funds may be offered in the future. In certain Policies, an Owner can also allocate net premiums to a General Account with a guaranteed annual interest crediting rate of 4%.

   The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

   The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account") or in certain Policies to the Company's General Account. The Policy value will vary to reflect the investment performance of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

   Each Division of the Separate Account will invest in one of the following corresponding Funds:


                   FUND                                    MANAGER
----------------------------------------------------------------------------------
 Fidelity Variable Insurance Products Fund
   Money Market Portfolio                   Fidelity Management & Research Company
   Investment Grade Bond Portfolio
   Index 500 Portfolio
   Growth Portfolio
----------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc. or       T. Rowe Price Associates, Inc.
   TRP Personal Strategy Balanced Portfolio
   TRP Equity Income Portfolio
   TRP Mid-Cap Growth Fund

----------------------------------------------------------------------------------
 Putnam Variable Trust                      Putnam Investment Management, Inc.
   Putnam VT International Growth Fund

----------------------------------------------------------------------------------


   Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.


   It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make permium payments under this Policy.



   Interests in the Policy and shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of premiums paid.


   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                  The date of this Prospectus is May 1, 2002.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
          Summary................................................   3
          The Company, The Separate Account, and The Funds.......   9
             The Company
             The Separate Account
             The Funds
             Addition, Deletion, or Substitution of Investments
          Payment and Allocation of Premiums.....................  13
             Issuance of a Policy
             Premiums
             Allocation of Net Premiums and Cash Value
             Policy Lapse and Reinstatement
          Policy Benefits........................................  17
             Death Benefit
             Cash Value
          Policy Rights and Privileges...........................  23
             Exercising Rights and Privileges Under the Policies
             Loans
             Surrender and Partial Withdrawals
             Transfers
             Right to Examine Policy
             Conversion Right to a Fixed Benefit Policy
             Eligibility Change Conversion
             Payment of Benefits at Maturity
             Payment of Policy Benefits
          Charges and Deductions.................................  28
             Premium Expense Charges
             Premium Tax Charge
             Monthly Deduction
             Partial Withdrawal Transaction Charge
             Separate Account Charges
          General Account........................................  31
          General Matters Relating to the Policy.................  33
          Distribution of the Policies...........................  37
          General Provisions of the Group Contract...............  37
          Federal Tax Matters....................................  39
          Safekeeping of the Separate Account's Assets...........  42
          Voting Rights..........................................  42
          State Regulation of the Company........................  42
          Management of the Company..............................  44
          Legal Matters..........................................  45
          Legal Proceedings......................................  45
          Experts................................................  45
          Additional Information.................................  45
          Definitions............................................  46
          Financial Statements................................... F-1
          Appendix A............................................. A-1


                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

Investing Your Cash Value

You may tell us to invest your Cash Value in either the general account (this may apply only to certain contracts) or the Separate Account, or you may split your Cash Value between them.

The General Account

Certain contracts may contain a General Account. The General Account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% annual interest, and it may earn more. The Company determines the current interest rate from time to time. We have the right to limit the amount of money that you may put into the General Account.

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, a spouse insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account, the General Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charge. Generally, there are no sales charges under a Policy. However, we deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. However, a charge of 2 1/4% from all premiums paid to cover state premium taxes may be deducted in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."


  . Rider Charges. A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")


  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets for the year ended December 31, 2001. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company The Separate Account and The Funds.")





                                                                          Total
                                                                          Annual
                  Fund                    Management Fees Other Expenses Expenses
Fidelity Variable Insurance Products Fund
 Money Market Portfolio                         .18%           .10%        .28%
 Investment Grade Bond Portfolio                .43%           .11%        .54%
 Index 500 Portfolio/(2)/                       .24%           .11%        .35%
 Growth Portfolio/(1)/                          .58%           .10%        .68%
T. Rowe Price Equity Series, Inc. or
 TRP Personal Strategy Balanced Portfolio       .90%            (3)        .90%
 TRP Equity Income Portfolio                    .85%            (3)        .85%
 TRP Mid-Cap Growth Portfolio                   .85%            (3)        .85%
Putnam Variable Trust
 Putnam VT International Growth Fund            .76%           .18%        .94%



   /(1)/ Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Fidelity Growth Portfolio's total expenses would have been .65%



   /(2)/ The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed .28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the Portfolio's management fee, other expenses and total annual expenses in 2001 were .24%, .04%, and .28% respectively.



   /(3)/ T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses Fees, rather management fees include operation expenses.


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account or the General Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions


If you have any questions, you may write or call the Company at the Home
Office: 100 South Brentwood, St. Louis, Missouri 63105, (314) 862-2211. On or about May 24, 2002, the Home Office address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. The phone number will not change. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


                                      ***

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

               THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company


Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, we had assets $406 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869. On or about May 24, 2002, our address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105.


We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds


The Separate Account invests in shares of various management investment companies. These are series-type mutual funds registered with the SEC as open-end, management investment companies. The assets of each management investment company used by the Policies are held separate from the assets of the other management investment companies, and each such company has investment objectives and policies which are generally different from those of the other management investment companies. The income or losses of one management investment company generally have no effect on the investment performance of any other management investment company.


The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding management investment company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  .  VIP Money Market Portfolio


     The portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

  .  Investment Grade Bond Portfolio



     The portfolio seeks as high a level of current income as is consistent with the preservation of capital.



  .  Index 500 Portfolio



     The portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.



  .  Growth Portfolio



     The portfolio seeks to achieve capital appreciation.



     T. Rowe Price Equity Series, Inc.



     T. Rowe Price Equity Series, Inc. (referred to as "TRP Equity") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP Equity. T. Rowe Price Associates, Inc. provides investment advisory services to TRP Equity for fees in accordance with the terms described in the current Fund prospectus.



  .  Personal Strategy Balanced Portfolio



     The Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.



  .  TRP Equity Income Portfolio



     The portfolio seeks to provide high current income by investing primarily in dividend paying common stocks with favorable prospects for capital appreciation. The Portfolio may also invest in fixed income and convertible securities.



  .  TRP Mid-Cap Growth Fund



     The portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized growth companies.



     Putnam Variable Trust



     Putnam Variable Trust is an open-end management investment company and each of the funds of Putnam Variable Trust described in this section of the prospectus is a diversified investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.



  .  Putnam VT International Growth Fund



     Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States.


There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.


An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.


Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .  Eliminate or combine one or more Divisions;

  .  Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   (a) operated as a management company under the 1940 Act;

   (b) deregistered under that Act in the event such registration is no longer required; or

   (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

   (1) to independent contractors of the employer;

   (2) to persons who wish to continue coverage after a Group Contract has terminated;

   (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

   (4) if state law restrictions make issuance of a Group Contract impracticable; or

   (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  .  where the Face Amount exceeds the guaranteed issue limits;

  .  where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies. Spouse insurance riders may be available and would be subject to evidence of insurability.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  .  the appropriate application for Individual Insurance is signed;

  .  the initial premium has been paid prior to the Insured's death;

  .  the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  .  the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  .  60 days from the date of application; or

  .  termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.




Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

   (1) the premium paid; less

   (2) the premium expense charge;

   (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

   (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charges.")


Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account or, if available, the General Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to an investment option is 10 percent of the net premium, and fractional percentages may not be used. Certain restrictions may apply to the General Account (see "The General Account").


The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account (see "Policy Rights and Privileges--Transfers.") and, if the General Account is available under the Policy, between the Divisions and the General Account. Certain restrictions apply to transfers involving the General Account.

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

   (1) the current Face Amount of the Policy or, if greater,

   (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                             Applicable              Applicable
                Attained Age Percentage Attained Age Percentage
                ------------ ---------- ------------ ----------
                40..........    250%    61..........    128%
                41..........    243     62..........    126
                42..........    236     63..........    124
                43..........    229     64..........    122
                44..........    222     65..........    120
                45..........    215     66..........    119
                46..........    209     67..........    118
                47..........    203     68..........    117
                48..........    197     69..........    116
                49..........    191     70..........    115
                50..........    185     71..........    113
                51..........    178     72..........    111
                52..........    171     73..........    109
                53..........    164     74..........    107
                54..........    157     75 to 90....    105
                55..........    150     91..........    104
                56..........    146     92..........    103
                57..........    142     93..........    102
                58..........    138     94..........    101
                59..........    134     95 or older.    100
                60..........    130

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

   (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

   (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

   (1) The Face Amount provided by the most recent increase;

   (2) The next most recent increases successively; and

   (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")


Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  .  within 10 days of mailing the right to cancellation notice to the Owner; or

  .  within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a)A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b)An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c)An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d)A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e)A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.


Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")


When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account, the General Account, if applicable, and the Loan Account. The Policy's Cash Value will reflect:

  .  the investment performance of the chosen Divisions;

  .  interest earned on the amounts in the General Accounts;

  .  the frequency and amount of net premiums paid;

  .  transfers;

  .  partial withdrawals;

  .  Policy Loans;

  .  Loan account interest rate credited; and

  .  the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value will equal the portion of any net premium allocated to the Divisions and the General Account, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to the Divisions and the General Account. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account. On each Valuation Date, the Cash Value in a Division will equal:

   (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

   (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

   (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

   (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

   (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

   (6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

   (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

   (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

   (1) The value of the assets at the end of the preceding Valuation Period;
       plus

   (2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

   (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

   (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

   (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

   (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

   (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

   (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (The current rate may change but will not exceed this rate which corresponds to 0.90% per year for mortality and expense risk charge); divided by

   (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies


Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. In addition and with some restrictions, an Owner may request transfers, surrenders or partial withdrawals amd Policy loans by facsimile or through electronic media. We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. We will send all reports and other notices described herein or in the Policy directly to the Owner.



We cannot guarantee that facsimile or online transactions or telephone inquiries will always be possible. For example, Our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under the circumstances. Outages or slowdowns may prevent or delay our receipt of your request.



In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is you or is authorized to act on your behalf.


Loans


Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile or written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where


  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .  (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the General Account and the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account).

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

    (1)the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

    (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us at our Home Office. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the General Account and the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division and the General Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.


Surrender and Partial Withdrawals


During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a facsimile or written request to us. The Owner may make a partial withdrawal from the Policy by sending a facsimile or written or online request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us at our Home Office along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division or General Account is $50, or the Policy's Cash Value in that Division or General Account if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions or the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the General Account and the Divisions in the same proportion that the Policy's Cash Value in the General Account Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.


Generally, the partial withdrawal transaction charge will be allocated among the Divisions and the General Account in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division or General account.


The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers


Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy and for certain Policies between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see "The General Account"). Requests for transfers must be made directly to us in writing or by facsimile or electronic media, and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division or the General Account. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum amount requirement. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.



Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, the maximum General Account allocation percent, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.



Right to Examine Policy


The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.



To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .  10 days of mailing the right to cancellation notice to the Owner; or

  .  45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases to be under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95 unless a Maturity Date Endorsement is in effect.

Payment of Policy Benefits


A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.


Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will be deducting charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  .  the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  .  the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge


Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction but the premium tax charge assessed under the policy will not vary with the state of residence of the [Owner/Insured] . Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2 1/4% for premium taxes on premiums received in connection with Policies issued under an Executive Program.


Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among the General Account and each Division in the same proportion that a Policy's Cash Value in the General Account and each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                  Subsequent
                    Eligible Employees First Year   Years
                    ------------------ ---------- ----------
                         250-499......   $5.00      $2.50
                         500-999......   $4.75      $2.25
                         1,000+.......   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. A current rate shall apply but will not exceed the annual rate of 0.90%. We may reflect a reduction in the current rate as a credit to Cash Value. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds--The Funds.")

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

The General Account consists of all assets owned by Paragon other than those in the Separate Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

At issue, Paragon will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. Paragon may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, Paragon guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by Paragon, and so long as the Policy remains in force Paragon guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A or B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. Paragon bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. Paragon may, at its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Cash Value in the General Account in excess of the guaranteed minimum rate of 4% per year will be determined in the sole discretion of Paragon. The Policy Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

Paragon guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Paragon credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

Paragon may limit the percentage of the Policy's total Cash Value that may be allocated to or transferred to the General Account. The total amount that may be allocated to the General Account at any time may not exceed the product of:

   (1) the Policy's total Cash Value in the General Account and the Divisions of the Separate Account, multiplied by

   (2) the General Account maximum allocation percentage.

The initial General Account maximum allocation percentage is shown on the Policy's specifications page. However, Paragon reserves the right to change the maximum allocation percentage in the future.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. The total amount of transfers and withdrawals in a Policy Year may not exceed a maximum amount equal to the greater of:

   (a) the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or

   (b) the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. Paragon will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, Paragon will pay interest at the rate of 4% per year for the period of the deferment.

Conversion Right. While your Policy is in force during the first two Policy Years, you may transfer all of your Cash Value from the Divisions of the Separate Account to the General Account.

If during the first two Policy Years you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising your conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age.

If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

   (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

   (2) the SEC by order permits postponement for the protection of Owners; or

   (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

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Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment


We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.


Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

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

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.


Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof at our Home Office of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.



Spouse's Life Insurance Rider. Provides for term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, at the time the application is signed the spouse must provide evidence of insurability. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the spouse. Upon receipt of proof at our Home Office of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, there is a limited 60-day continuation and exchange period during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider only provides term insurance on the life of the spouse and thus will not provide for the accumulation of its own cash value.



HIV Acceleration of Death Benefits Rider. Provides for the Owner's election of an accelerated payment, prior to the death of the Insured upon receipt at our Home Office of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive at our Home Office satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.


The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

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


The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear.You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.



Maturity Date Endorsement. This endorsement provides a change in the maturity date to the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy shall apply for all later Policy Years. (See Federal Tax Matters).


Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

State Variations

Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See the Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.

                         DISTRIBUTION OF THE POLICIES


Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD and the Securities Investor Protection Corporation (SIPC). Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South Fourth Street, Suite 1000, St. Louis, MO 63102.




On or about July 1, 2002, General American Distributors ("GAD"), member NASD and SIPC, will become the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD's Internal Revenue Service employer identification No. is 43-1906210. It is a Missouri corporation formed October 3, 2000. General American Distributor's address is: 700 Market Street, St. Louis, Missouri 63101.

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


The Policies are distributed by the Company through broker-dealers who have entered into written sales agreements with the principal underwriter.
No commissions are paid for distribution of the Policies; however, compensation may be paid to representatives of MetLife and other consultants for referrals. Sales of the Policies may take place in all states (except New York) and the District of Columbia.


                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract


The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.


Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


         Name                           Principal Occupation(s) During Past Five Years/1/
----------------------- ----------------------------------------------------------------------------------
Executive Officers/2/
Anthony F. Trani/3/     President and Chief Executive Officer since August 2000. Formerly Vice
                        President--Institutional Markets, Metropolitan Life Insurance Company June 1998--
                        August 2000. Chief Marketing Officer--Institutional Markets, Metropolitan Life
                        Insurance Company May 1996 June 1998.

Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since November 1996.

Matthew K. Duffy        Vice President and Chief Financial Officer since June 1996.

Matthew P. McCauley/3/  Vice President and General Counsel since 1984. Secretary since August 1981. Vice
                        President and Associate General Counsel, General American since December 1995.

John R. Tremmel         Vice President--Operations and System Development since January 1999. Formerly
                        Chief Operating Officer, ISP Alliance, April 1998--December 1998. Vice President
                        and General Manager of National Operations Centers, Norell Corporation,
                        January 1995--March 1998.

Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly Vice President-- Institutional
                        Markets, Metropolitan Life Insurance Company June 1998--January 2001. Regional
                        Vice President--Institutional Markets, Metropolitan Life Insurance Company, May
                        1996--June 1998.

Directors/4/
Nicholas D. Latrenta    Senior Vice President--Institutional Business Operations since October 1, 2000.
                        Formerly Senior Vice President International Operations March 1999--October 2000.
                        Senior Vice President--Institutional Business May 1997--March 1999. Vice
                        President--Institutional Business May 1996--May 1997.

Roy C. Albertalli       Chief Counsel--Institutional Business Operations since June 2000. Formerly Vice
                        President and Associate General Counsel--Institutional Business Operations May
                        1996--June 2000.

Eugene Marks, Jr.       Senior Vice President--Institutional Business Operations since January 1998.
                        Formerly Vice President--Institutional Business Operations November 1990--January
                        1998.

Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate Actuarial and Corporate Risk
                        Management since July 2000. Formerly Senior Vice President and Chief Financial
                        Officer--Institutional Business Operations January 1997--July 2000. Vice President
                        and Senior Actuary--Group and Individual Retirement and Savings Business
                        Operations January 1993--January 1997.

Michael W. Witwer       Vice President--Life Products since March 1995.

--------
/1/All positions listed are with the Company unless otherwise indicated.
/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.
/3/Indicates Executive Officers who are also Directors.
/4/All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the parent company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.


                               LEGAL PROCEEDINGS

The Company is not involved in any litigation that is of material importance in relation to its total assets.

                                    EXPERTS




The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Company for the year ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105. On or about May 24, 2002, the mailing address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2001 and 2000 and the results of its operations and comprehensive income (loss) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the financial statements, the Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the periods subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

   We have audited the accompanying statements of operations and comprehensive income, stockholder's equity, and cash flows of Paragon Life Insurance Company for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of Paragon Life Insurance Company for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000



[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2001 and 2000
                 (in thousands of dollars, except share data)

                                                                 2001     2000
                                                               -------- --------
                           Assets
Fixed maturities, available for sale.......................... $ 86,670 $ 84,006
Policy loans..................................................   23,406   20,067
Cash and cash equivalents.....................................   16,236   10,018

                                                               -------- --------
       Total cash and invested assets.........................  126,312  114,091
                                                               -------- --------
Reinsurance recoverables......................................      700    1,649
Deposits relating to reinsured policyholder account balances..    7,550    7,236
Accrued investment income.....................................    2,102    2,004
Deferred policy acquisition costs.............................   10,592    4,836
Value of business acquired....................................   23,041   25,995
Goodwill......................................................    3,184    3,361
Fixed assets and leasehold improvements, net..................    3,032    2,208
Other assets..................................................      675      578
Separate account assets.......................................  228,947  241,423
                                                               -------- --------
       Total assets........................................... $406,135 $403,381
                                                               ======== ========
            Liabilities and Stockholder's Equity
Policyholder account balances................................. $116,686 $107,266
Policy and contract claims....................................    1,106    1,571
Federal income taxes payable..................................      229      583
Other liabilities and accrued expenses........................    4,690    3,082
Payable to affiliates.........................................    2,755    2,917
Due to separate account.......................................      450      202
Deferred tax liability........................................    7,525    6,266
Separate account liabilities..................................  228,947  241,423
                                                               -------- --------
       Total liabilities......................................  362,388  363,310
                                                               -------- --------
Stockholder's equity:
   Common stock, par value $150; 100,000 shares authorized;
     20,500 shares issued and outstanding.....................    3,075    3,075
   Additional paid-in capital.................................   33,032   33,032
   Accumulated other comprehensive income.....................    1,170      869
   Retained earnings..........................................    6,470    3,095
                                                               -------- --------
       Total stockholder's equity.............................   43,747   40,071
                                                               -------- --------
       Total liabilities and stockholder's equity............. $406,135 $403,381
                                                               ======== ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

           Statements of Operations and Comprehensive Income (Loss)

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                    Predeccessor's
                                                                                        Basis
                                                                   2001     2000         1999
                                                                  -------  -------  --------------
Revenues:
   Policy contract charges....................................... $23,996  $22,809     $24,577
   Net investment income.........................................   8,784    8,748       7,726
   Commissions and expense allowances on reinsurance ceded.......     538      190         292
   Net realized investment (losses) gains........................     (87)  (1,027)         57
                                                                  -------  -------     -------
       Total revenues............................................  33,231   30,720      32,652
                                                                  -------  -------     -------
Benefits and expenses:
   Policy benefits...............................................   4,979    4,742       4,616
   Interest credited to policyholder account balances............   6,432    5,743       5,524
   Commissions, net of capitalized costs.........................     713      381         445
   General and administration expenses, net of capitalized costs.  14,052   12,787      16,181
   Amortization of deferred policy acquisition costs.............     751       --       1,631
   Amortization of value of business acquired....................     854    2,092          --
   Amortization of goodwill......................................     177      177          --
                                                                  -------  -------     -------
       Total benefits and expenses...............................  27,958   25,922      28,397
                                                                  -------  -------     -------
       Income before federal income tax expense..................   5,273    4,798       4,255
Federal income taxes.............................................   1,898    1,703       1,499
                                                                  -------  -------     -------
Net income.......................................................   3,375    3,095       2,756
Other comprehensive income (loss)................................
                                                                      301      869      (5,557)
                                                                  -------  -------     -------
Comprehensive income (loss)...................................... $ 3,676  $ 3,964     $(2,801)
                                                                  =======  =======     =======


                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)

                                                                  Accumulated
                                                      Additional     other                  Total
                                               Common  paid-in   comprehensive Retained stockholder's
                                               Stock   capital   income (loss) earnings    equity
                                               ------ ---------- ------------- -------- -------------
Predecessor's basis balance at January 1, 1999 $2,050  $17,950      $ 2,809    $ 9,697     $32,506
   Net income.................................     --       --           --      2,756       2,756
   Other comprehensive loss...................     --       --       (5,557)        --      (5,557)
                                               ------  -------      -------    -------     -------
Balance at December 31, 1999..................  2,050   17,950       (2,748)    12,453      29,705
                                               ------  -------      -------    -------     -------
Balance at January 1, 2000....................  2,050   34,057           --         --      36,107
   Par value change...........................  1,025   (1,025)          --         --          --
   Net income.................................     --       --           --      3,095       3,095
   Other comprehensive income.................     --       --          869         --         869
                                               ------  -------      -------    -------     -------
Balance at January 1, 2001....................  3,075   33,032          869      3,095      40,071
   Net income.................................     --       --           --      3,375       3,375
   Other comprehensive income.................     --       --          301         --         301
                                               ------  -------      -------    -------     -------
Balance at December 31, 2001.................. $3,075  $33,032      $ 1,170    $ 6,470     $43,747
                                               ======  =======      =======    =======     =======



                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                         Predeccessor's
                                                                                             Basis
                                                                        2001     2000         1999
                                                                      --------  -------  --------------
Cash flows from operating activities:
   Net income........................................................ $  3,375  $ 3,095     $  2,756
   Adjustments to reconcile net income to net cash provided by (used
     in) operating activities:
       Change in:
          Reinsurance recoverables...................................      949     (335)        (144)
          Deposits relating to reinsured policyholder account
            balances.................................................     (314)    (216)        (332)
          Accrued investment income..................................      (98)    (151)        (308)
          Federal income tax payable.................................     (354)    (424)         726
          Other assets...............................................     (921)  (1,493)       3,316
          Policy and contract claims.................................     (465)    (120)          19
          Other liabilities and accrued expenses.....................    1,608     (103)        (209)
          Payable to affiliates......................................     (162)    (886)       1,741
          Company ownership of separate account......................       --       64          (64)
          Due to separate account....................................      248       10            9
       Deferred tax expense..........................................    1,097    1,186          469
       Policy acquisition costs deferred.............................   (6,578)  (4,836)      (4,185)
       Amortization of deferred policy acquisition costs.............      751       --        1,631
       Amortization of value of business acquired....................      854    2,092           --
       Amortization of goodwill......................................      177      177           --
       Interest credited to policyholder accounts....................    6,432    5,743        5,524
       (Accretion)/Amortization of net investments...................     (239)    (101)          92
       Net (gain) loss on sales and calls of investments.............       87    1,027          (57)
                                                                      --------  -------     --------
Net cash provided by operating activities............................    6,447    4,729       10,984
                                                                      --------  -------     --------
Cash flows from investing activities:
   Purchase of fixed maturities......................................  (12,247)  (6,007)     (12,515)
   Sale or maturity of fixed maturities..............................   12,369    3,960        4,695
   Increase in policy loans, net.....................................   (3,339)  (3,113)      (2,819)
                                                                      --------  -------     --------
                                                                        (3,217)  (5,160)     (10,639)
Net cash used in investing activities................................ --------  -------     --------
Cash flows from financing activities:
   Net policyholder account deposits.................................    2,988     (142)       2,807
                                                                      --------  -------     --------
Net (decrease) increase in cash and cash equivalents.................    6,218     (573)       3,152
Cash and cash equivalents at beginning of year.......................   10,018   10,591        7,439
                                                                      --------  -------     --------
Cash and cash equivalents at end of year............................. $ 16,236  $10,018     $ 10,591
                                                                      ========  =======     ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes........................................ $ (1,155) $  (941)    $   (346)
                                                                      ========  =======     ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

   General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

   As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the period prior to the date of acquisition, the presentation is referred to as the "Predecessor Basis".

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates abount matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

   Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

                        PARAGON LIFE INSURANCE COMPANY

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2001 and 2000, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   The cost of investment securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2001, net of accumulated amortization of $177, was $3,184.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2001, 2000 and 1999. The actual crediting rate was 6.1% in 2001 and 2000, and ranged from 6.1% to 6.5% in 1999.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which

                        PARAGON LIFE INSURANCE COMPANY
those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting which are deferred and amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                        PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  (l) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the 2001 presentation.

  (m) New Accounting Pronouncements

   In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state insurance department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company's adoption of the Codification by the NAIC and the Codification as modified by the Insurance Department of the State of Missouri, resulted in a $1,004 net increase in statutory capital and surplus as of January 1, 2001 and was reflected as a cumulative effect of changes in accounting principle.

   Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial condition or results of operations.

                        PARAGON LIFE INSURANCE COMPANY

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. There was no amortization of goodwill for 1999. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the impairment requirements by December 31, 2002.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets
(other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 did not have a material effect on the Company's financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

                        PARAGON LIFE INSURANCE COMPANY

   Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's financial statements.

   Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's financial statements.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001 and 2000 are as follows:

                                                   2001
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,654    $  156     $   27    $ 4,783
     Corporate securities......   65,040     3,942        740     68,242
     Mortgage-backed securities   12,382       747         --     13,129
     Asset-backed securities...      496        20         --        516
                                 -------    ------     ------    -------
                                 $82,572    $4,865     $  767    $86,670
                                 =======    ======     ======    =======

                                                   2000
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,291    $  122     $   --    $ 4,413
     Corporate securities......   64,972     2,135      1,432     65,675
     Mortgage-backed securities   12,784       633         --     13,417
     Asset-backed securities...      493         8         --        501
                                 -------    ------     ------    -------
                                 $82,540    $2,898     $1,432    $84,006
                                 =======    ======     ======    =======

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less.................  $ 3,882   $ 3,947
         Due after one year through five years...   15,938    16,740
         Due after five years through ten years..   12,841    13,406
         Due after ten years through twenty years   37,033    38,932
         Asset-backed securities.................      496       516
         Mortgage-backed securities..............   12,382    13,129
                                                   -------   -------
                                                   $82,572   $86,670
                                                   =======   =======

                        PARAGON LIFE INSURANCE COMPANY

   Proceeds from sales of fixed maturities during 2001, 2000 and 1999 were $12,369 and $3,960 and $4,695, respectively. Gross gains of $58 and gross (losses) of $(149) were realized on those sales in 2001. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 were realized on those sales in 1999.

   The sources of net investment income follow:

                                                     Predecessor's
                                                         Basis
                                      2001    2000       1999
                                     ------  ------  -------------
              Fixed Maturities...... $6,681  $6,789     $6,077
              Short-term investments    469     577        486
              Policy loans and other  1,701   1,464      1,244
                                     ------  ------     ------
                                      8,851   8,830      7,807
              Investment expenses...    (67)    (82)       (81)
                                     ------  ------     ------
              Net investment income. $8,784  $8,748     $7,726
                                     ======  ======     ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                               Predecessor's
                                                                   Basis
                                               2001     2000       1999
                                              -------  ------  -------------
   Unrealized appreciation (depreciation):
   Fixed maturities available-for-sale....... $ 4,098  $1,465     $(5,030)
   Deferred policy acquisition costs.........     (70)     --         803
   VOBA......................................  (2,228)   (128)         --
   Deferred income taxes.....................    (630)   (468)      1,479
                                              -------  ------     -------
   Net unrealized appreciation (depreciation) $ 1,170  $  869     $(2,748)
                                              =======  ======     =======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,023 and $4,036 at December 31, 2001 and 2000, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000.

                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
         December 31, 2001:
            Assets
                Fixed maturities.................. $ 86,670  $ 86,670
                Policy loans......................   23,406    23,406
                Separate account assets...........  228,947   228,947
            Liabilities
                Policyholder account balances.....  116,686   116,686
                Separate account liabilities......  228,947   228,947

                        PARAGON LIFE INSURANCE COMPANY

         December 31, 2000:
                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
            Assets
                Fixed maturities.................. $ 84,006  $ 84,006
                Policy loans......................   20,067    20,067
                Separate account assets...........  241,423   241,423
            Liabilities
                Policyholder account balances.....  107,266   107,266
                Separate account liabilities......  241,423   241,423

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2001, 2000 and 1999 as they relate to transactions with affiliates are summarized as follows:

                                                              Predecessor's
                                                                  Basis
                                               2001    2000       1999
                                              ------- ------- -------------
    Reinsurance transactions with affiliates:
    Premiums for reinsurance ceded........... $19,513 $18,445    $16,869
    Policy benefits ceded....................  20,837  22,130     16,823
    Commissions and expenses ceded...........     538     190        292
    Reinsurance recoverables.................     631   1,617      1,268

   Ceded premiums and benefits to non-affiliates for 2001, 2000 and 1999 were insignificant.

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                        Predecessor's
                                                                            Basis
                                                      2001      2000        1999
                                                     -------  --------  -------------
Balance at beginning of year........................ $ 4,836  $ 24,357     $20,602
Purchase adjustments................................      --   (24,357)         --
Policy acquisition costs deferred...................   6,577     4,836       4,185
Policy acquisition costs amortized..................    (751)       --      (1,631)
Deferred policy acquisition costs relating to change
  in unrealized (gain) loss on investments available
  for sale..........................................     (70)       --       1,201
                                                     -------  --------     -------
Balance at end of year.............................. $10,592  $  4,836     $24,357
                                                     =======  ========     =======

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                      Predecessor's
                                                          Basis
                                         2001   2000      1999
                                        ------ ------ -------------
             Current tax expense....... $  801 $  517    $1,030
             Deferred tax expense......  1,097  1,186       469
                                        ------ ------    ------
             Provision for income taxes $1,898 $1,703    $1,499
                                        ====== ======    ======

                        PARAGON LIFE INSURANCE COMPANY

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                        Predecessor's
                                                            Basis
                                           2001   2000      1999
                                          ------ ------ -------------
          Computed "expected" tax expense $1,846 $1,679    $1,489
          Other, net.....................     52     24        10
                                          ------ ------    ------
          Provision for income taxes..... $1,898 $1,703    $1,499
                                          ====== ======    ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2001, 2000 and 1999 are presented below:

                                                               Predecessor's
                                                                   Basis
                                                2001    2000       1999
                                               ------- ------- -------------
   Deferred tax assets:
      Unearned reinsurance allowances......... $    -- $    --    $  194
      Policy and contract liabilities.........     439     554       583
      Tax capitalization of acquisition costs.   3,084   2,869     2,559
      Purchase adjustment.....................   1,236   1,456        --
      Capital loss carryforwards..............     775      --        --
      Unrealized loss on investments, net.....      --      --     1,479
      Other, net..............................     162     164       359
                                               ------- -------    ------
   Total deferred tax assets.................. $ 5,696 $ 5,043    $5,174
                                               ======= =======    ======
   Deferred tax liabilities:
      Unrealized gain on investments, net..... $   630 $   468    $   --
      VOBA....................................   8,838   9,139        --
      Deferred policy acquisition costs.......   3,753   1,702     8,244
                                               ------- -------    ------
   Total deferred tax liabilities............. $13,221  11,309     8,244
                                               ------- -------    ------
   Net deferred tax liabilities............... $ 7,525 $ 6,266    $3,070
                                               ======= =======    ======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2001 and 2000, the Company recognized deferred tax assets associated with capital losses of approximately $775 and $0, respectively, that will expire between 2004 and 2005. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1994. The Company is being audited for the years 1995-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2001, 2000 and 1999 were $3,056, $2,487 and $2,247, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(8) Pension Plan

   Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. Effective January 1, 2001, the Company's employees became

                        PARAGON LIFE INSURANCE COMPANY
employees of Metropolitan Life and most postretirement plans were merged into the postretirement benefit plans of Metlife Inc. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000 and 1999 due to over-funding of the General American plan.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $123, $459 and $0 for 2001, 2000 and 1999, respectively.

   Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2001, 2000 and 1999, as determined using statutory accounting practices, is summarized as follows:

                                                         2001     2000    1999
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $12,930  $13,751 $13,545
Net gain from operations as reported to regulatory
  authorities.......................................... $  (931) $   835 $   300

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $1,293. Paragon did not pay dividends in 2001, 2000 and 1999.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2001, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases, the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2002................ $1,448
                            2003................    748
                            2004................    545
                            2005................    445
                            2006................    395
                                                 ------
                                                 $3,581
                                                 ======

   Rent expense totaled $677, $562 and $507 in 2001, 2000 and 1999, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2001, 2000 and 1999:

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $ (891)   $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)      759     (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87       (30)        57
                                                          -------    ------    -------
Other comprehensive income..............................  $   463    $ (162)   $   301
                                                          =======    ======    =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Aount     Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $ (153)   $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)       45        (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027      (360)       667
                                                          -------    ------    -------
Other comprehensive income..............................  $ 1,337    $ (468)   $   869
                                                          =======    ======    =======

                                                            Predecessor's Basis 1999
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding losses arising during period.........  $(9,690)   $3,391    $(6,299)
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................    1,199      (420)       779
Less: reclassification adjustment for gains realized in
  net income............................................      (57)       20        (37)
                                                          -------    ------    -------
Other comprehensive loss................................  $(8,548)   $2,991    $(5,557)
                                                          =======    ======    =======

                                  APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program and in a Non-Executive Program issued as a Group Contract Policy. These assume the maximum monthly administrative charge, and a Premium Tax equal to 2.25% for the Executive Program and 2.00% for the Non-Executive Program. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.




The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 2001) of .661%. These charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .674%. See the respective Fund prospectus for details. After deduction for these amounts, with reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.561%, 4.439% and 10.439%, respectively.


The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.561%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
             PREM      CASH          DEATH        CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   -------      --------      -------      --------
        1  $  6,161 $ 3,093      $500,000      $ 5,078      $500,000
        2    12,630   5,985       500,000       10,049       500,000
        3    19,423   8,632       500,000       14,892       500,000
        4    26,555  11,027       500,000       19,547       500,000
        5    34,045  13,145       500,000       24,025       500,000
        6    41,908  14,968       500,000       28,380       500,000
        7    50,165  16,467       500,000       32,566       500,000
        8    58,834  17,598       500,000       36,580       500,000
        9    67,937  18,327       500,000       40,434       500,000
       10    77,496  18,622       500,000       44,124       500,000
       11    87,532  18,475       500,000       47,548       500,000
       12    98,070  17,853       500,000       50,819       500,000
       13   109,134  16,749       500,000       53,886       500,000
       14   120,752  15,135       500,000       56,651       500,000
       15   132,951  12,954       500,000       59,165       500,000
       16   145,760  10,144       500,000       61,439       500,000
       17   159,209   6,590       500,000       63,427       500,000
       18   173,331   2,156       500,000       65,076       500,000
       19   188,159       0             0       66,443       500,000
       20   203,728       0             0       67,430       500,000

       25   294,060       0             0       64,790       500,000
       30   409,348       0             0       40,220       500,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.439%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  AT 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   -------      --------     --------     --------
         1  $  6,161 $ 3,194      $500,000     $  5,243     $500,000
         2    12,630   6,373       500,000       10,692      500,000
         3    19,423   9,490       500,000       16,332      500,000
         4    26,555  12,531       500,000       22,107      500,000
         5    34,045  15,466       500,000       28,034      500,000
         6    41,908  18,269       500,000       34,174      500,000
         7    50,165  20,902       500,000       40,488      500,000
         8    58,834  23,310       500,000       46,981      500,000
         9    67,937  25,447       500,000       53,670      500,000
        10    77,496  27,264       500,000       60,564      500,000
        11    87,532  28,736       500,000       67,568      500,000
        12    98,070  29,812       500,000       74,799      500,000
        13   109,134  30,465       500,000       82,222      500,000
        14   120,752  30,642       500,000       89,749      500,000
        15   132,951  30,264       500,000       97,440      500,000
        16   145,760  29,238       500,000      105,316      500,000
        17   159,209  27,415       500,000      113,346      500,000
        18   173,331  24,616       500,000      121,497      500,000
        19   188,159  20,643       500,000      129,834      500,000
        20   203,728  15,285       500,000      138,287      500,000
        25   294,060       0             0      181,483      500,000
        30   409,348       0             0      221,749      500,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $500,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $6,000.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $500.00)
          PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.439%)
                    -----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- --------------------------
             PREM      CASH          DEATH         CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT        VALUE       BENEFIT
       --  --------   -------      --------      --------      --------
        1  $  6,161 $ 3,294      $500,000      $  5,406      $500,000
        2    12,630   6,770       500,000        11,349       500,000
        3    19,423  10,402       500,000        17,861       500,000
        4    26,555  14,168       500,000        24,937       500,000
        5    34,045  18,149       500,000        32,647       500,000
        6    41,908  22,253       500,000        41,116       500,000
        7    50,165  26,496       500,000        50,376       500,000
        8    58,834  30,851       500,000        60,509       500,000
        9    67,937  35,298       500,000        71,621       500,000
       10    77,496  39,819       500,000        83,817       500,000
       11    87,532  44,420       500,000        97,117       500,000
       12    98,070  49,085       500,000       111,756       500,000
       13   109,134  53,826       500,000       127,838       500,000
       14   120,752  58,634       500,000       145,442       500,000
       15   132,951  63,477       500,000       164,796       500,000
       16   145,760  68,318       500,000       186,119       500,000
       17   159,209  73,070       500,000       209,614       500,000
       18   173,331  77,625       500,000       235,513       500,000
       19   188,159  81,863       500,000       264,161       500,000
       20   203,728  85,659       500,000       295,850       500,000
       25   294,060  93,914       500,000       514,727       597,084
       30   409,348  56,640       500,000       873,844       935,013

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.561%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
             PREM      CASH          DEATH        CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   -------      --------      --------     --------
        1  $ 12,322 $ 8,898      $508,898      $ 10,889     $510,889
        2    25,261  17,487       517,487        21,574      521,574
        3    38,846  25,723       525,723        32,032      532,032
        4    53,111  33,599       533,599        42,203      542,203
        5    68,090  41,091       541,091        52,096      552,096
        6    83,817  48,183       548,183        61,771      561,771
        7   100,330  54,845       554,845        71,175      571,175
        8   117,669  61,035       561,035        80,309      580,309
        9   135,875  66,721       566,721        89,182      589,182
       10   154,992  71,873       571,873        97,792      597,792
       11   175,064  76,490       576,490       106,025      606,025
       12   196,140  80,543       580,543       114,006      614,006
       13   218,269  84,036       584,036       121,678      621,678
       14   241,505  86,948       586,948       128,929      628,929
       15   265,903  89,234       589,234       135,818      635,818
       16   291,521  90,845       590,845       142,358      642,358
       17   318,419  91,685       591,685       148,493      648,493
       18   346,663  91,642       591,642       154,166      654,166
       19   376,319  90,604       590,604       159,443      659,443
       20   407,457  88,476       588,476       164,212      664,212

       25   588,120  59,761       559,761       178,457      678,457
       30   818,697       0             0       167,719      667,719

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.439%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  AT 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   --------     --------    --------    ----------
         1  $ 12,322 $  9,189     $509,189     $ 11,245    $  511,245
         2    25,261   18,609      518,609       22,952       522,952
         3    38,846   28,221      528,221       35,119       535,119
         4    53,111   38,022      538,022       47,697       547,697
         5    68,090   47,989      547,989       60,711       560,711
         6    83,817   58,105      558,105       74,236       574,236
         7   100,330   68,340      568,340       88,239       588,239
         8   117,669   78,651      578,651      102,735       602,735
         9   135,875   88,998      588,998      117,753       617,753
        10   154,992   99,347      599,347      133,309       633,309
        11   175,064  109,684      609,684      149,305       649,305
        12   196,140  119,973      619,973      165,884       665,884
        13   218,269  130,207      630,207      183,009       683,009
        14   241,505  140,351      640,351      200,583       700,583
        15   265,903  150,347      650,347      218,681       718,681
        16   291,521  160,128      660,128      237,333       737,333
        17   318,419  169,574      669,574      256,501       756,501
        18   346,663  178,541      678,541      276,142       776,142
        19   376,319  186,881      686,881      296,339       796,339
        20   407,457  194,450      694,450      316,993       816,993
        25   588,120  216,969      716,969      425,467       925,467
        30   818,697  193,879      693,879      532,887     1,032,887

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         FACE AMOUNT OF COVERAGE: $500,000 AGE 45
         DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $12,000.00
         PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $1,000.00)
         PREMIUM TAX: 2.25%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.439%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  AT 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------  ----------    ----------    ----------   ----------
        1  $ 12,322 $    9,474    $  509,474    $   11,594   $  511,594
        2    25,261     19,756       519,756        24,361      524,361
        3    38,846     30,877       530,877        38,398      538,398
        4    53,111     42,914       542,914        53,768      553,768
        5    68,090     55,930       555,930        70,616      570,616
        6    83,817     70,003       570,003        89,154      589,154
        7   100,330     85,205       585,205       109,501      609,501
        8   117,669    101,604       601,604       131,840      631,840
        9   135,875    119,280       619,280       156,386      656,386
       10   154,992    138,330       638,330       183,361      683,361
       11   175,064    158,884       658,884       212,895      712,895
       12   196,140    181,061       681,061       245,380      745,380
       13   218,269    205,026       705,026       281,062      781,062
       14   241,505    230,934       730,934       320,148      820,148
       15   265,903    258,931       758,931       363,051      863,051
       16   291,521    289,173       789,173       410,176      910,176
       17   318,419    321,782       821,782       461,901      961,901
       18   346,663    356,872       856,872       518,638    1,018,638
       19   376,319    394,572       894,572       580,972    1,080,972
       20   407,457    435,035       935,035       649,364    1,149,364

       25   588,120    687,344     1,187,344     1,104,229    1,604,229
       30   818,697  1,043,902     1,543,902     1,820,522    2,320,522

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $1,800.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $150.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.561%)
                    ----------------------------------------------------
                           GUARANTEED*                CURRENT**
                    ------------------------- --------------------------
             PREM      CASH         DEATH        CASH          DEATH
       YR  at 5.00%    VALUE       BENEFIT       VALUE        BENEFIT
       --  --------   ------      --------      -------      --------
        1  $  1,848 $  882      $150,000      $ 1,513      $150,000
        2     3,789  1,725       150,000        3,022       150,000
        3     5,827  2,495       150,000        4,495       150,000
        4     7,966  3,190       150,000        5,921       150,000
        5    10,213  3,801       150,000        7,300       150,000
        6    12,572  4,325       150,000        8,639       150,000
        7    15,049  4,751       150,000        9,927       150,000
        8    17,650  5,066       150,000       11,171       150,000
        9    20,381  5,261       150,000       12,375       150,000
       10    23,248  5,326       150,000       13,537       150,000
       11    26,259  5,258       150,000       14,633       150,000
       12    29,421  5,048       150,000       15,687       150,000
       13    32,740  4,692       150,000       16,689       150,000
       14    36,225  4,183       150,000       17,619       150,000
       15    39,885  3,504       150,000       18,484       150,000
       16    43,728  2,636       150,000       19,287       150,000
       17    47,762  1,543       150,000       20,020       150,000
       18    51,999    186       150,000       20,670       150,000
       19    56,447      0             0       21,252       150,000
       20    61,118      0             0       21,741       150,000

       25    88,218      0             0       22,390       150,000
       30   122,804      0             0       18,055       150,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $1,800.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $150.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.439%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  AT 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   ------      --------      -------      --------
         1  $  1,848 $  911      $150,000      $ 1,562      $150,000
         2     3,789  1,837       150,000        3,214       150,000
         3     5,827  2,742       150,000        4,927       150,000
         4     7,966  3,623       150,000        6,692       150,000
         5    10,213  4,471       150,000        8,510       150,000
         6    12,572  5,278       150,000       10,388       150,000
         7    15,049  6,031       150,000       12,326       150,000
         8    17,650  6,715       150,000       14,324       150,000
         9    20,381  7,315       150,000       16,392       150,000
        10    23,248  7,817       150,000       18,531       150,000
        11    26,259  8,213       150,000       20,720       150,000
        12    29,421  8,486       150,000       22,986       150,000
        13    32,740  8,629       150,000       25,322       150,000
        14    36,225  8,626       150,000       27,713       150,000
        15    39,885  8,452       150,000       30,169       150,000
        16    43,728  8,079       150,000       32,696       150,000
        17    47,762  7,462       150,000       35,291       150,000
        18    51,999  6,546       150,000       37,949       150,000
        19    56,447  5,271       150,000       40,685       150,000
        20    61,118  3,573       150,000       43,486       150,000
        25    88,218      0             0       58,355       150,000
        30   122,804      0             0       74,079       150,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: A           ANNUAL PREMIUM: $1,800.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $150.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.439%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM      CASH          DEATH         CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT        VALUE       BENEFIT
       --  --------   -------      ---------      --------     --------
        1  $  1,848 $   939      $150,0000      $  1,611     $150,000
        2     3,789   1,950       150,0000         3,411      150,000
        3     5,827   3,005       150,0000         5,386      150,000
        4     7,966   4,104       150,0000         7,544      150,000
        5    10,213   5,246       150,0000         9,902      150,000
        6    12,572   6,428       150,0000        12,486      150,000
        7    15,049   7,646       150,0000        15,317      150,000
        8    17,650   8,892       150,0000        18,420      150,000
        9    20,381  10,157       150,0000        21,831      150,000
       10    23,248  11,437       150,0000        25,582      150,000
       11    26,259  12,731       150,0000        29,686      150,000
       12    29,421  14,033       150,0000        34,207      150,000
       13    32,740  15,346       150,0000        39,180      150,000
       14    36,225  16,665       150,0000        44,639      150,000
       15    39,885  17,979       150,0000        50,648      150,000
       16    43,728  19,273       150,0000        57,272      150,000
       17    47,762  20,518       150,0000        64,577      150,000
       18    51,999  21,680       150,0000        72,638      150,000
       19    56,447  22,716       150,0000        81,554      150,000
       20    61,118  23,584       150,0000        91,418      150,000
       25    88,218  23,910       150,0000       159,306      184,795
       30   122,804   7,761       150,0000       270,556      289,495

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $3,600.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $300.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 0.00% (NET RATE at -1.561%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
             PREM      CASH          DEATH        CASH         DEATH
       YR  at 5.00%    VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   -------      --------      -------      --------
        1  $  3,696 $ 2,628      $152,628      $ 3,261      $153,261
        2     7,578   5,185       155,185        6,489       156,489
        3    11,654   7,636       157,636        9,652       159,652
        4    15,933   9,980       159,980       12,739       162,739
        5    20,427  12,210       162,210       15,750       165,750
        6    25,145  14,319       164,319       18,689       168,689
        7    30,099  16,299       166,299       21,553       171,553
        8    35,300  18,138       168,138       24,341       174,341
        9    40,762  19,826       169,826       27,060       177,060
       10    46,497  21,355       171,355       29,709       179,709
       11    52,519  22,723       172,723       32,259       182,259
       12    58,842  23,922       173,922       34,740       184,740
       13    65,480  24,954       174,954       37,137       187,137
       14    72,451  25,811       175,811       39,430       189,430
       15    79,771  26,481       176,481       41,626       191,626
       16    87,456  26,948       176,948       43,728       193,728
       17    95,525  27,185       177,185       45,726       195,726
       18   103,999  27,156       177,156       47,608       197,608
       19   112,895  26,830       176,830       49,387       199,387
       20   122,237  26,177       176,177       51,038       201,038

       25   176,436  17,492       167,492       56,895       206,895
       30   245,609       0             0       56,689       206,689

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $3,600.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $300.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.439%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- -------------------------
              PREM      CASH         DEATH        CASH         DEATH
        YR  AT 5.00%    VALUE       BENEFIT       VALUE       BENEFIT
        --  --------   -------      --------     --------     --------
         1  $  3,696 $ 2,714      $152,714     $  3,367     $153,367
         2     7,578   5,517       155,517        6,903      156,903
         3    11,654   8,377       158,377       10,580      160,580
         4    15,933  11,293       161,293       14,393      164,393
         5    20,427  14,257       164,257       18,347      168,347
         6    25,145  17,264       167,264       22,450      172,450
         7    30,099  20,307       170,307       26,705      176,705
         8    35,300  23,370       173,370       31,117      181,117
         9    40,762  26,444       176,444       35,699      185,699
        10    46,497  29,516       179,516       40,455      190,455
        11    52,519  32,583       182,583       45,364      195,364
        12    58,842  35,635       185,635       50,459      200,459
        13    65,480  38,668       188,668       55,735      205,735
        14    72,451  41,673       191,673       61,175      211,175
        15    79,771  44,632       194,632       66,795      216,795
        16    87,456  47,524       197,524       72,602      222,602
        17    95,525  50,314       200,314       78,594      228,594
        18   103,999  52,959       202,959       84,764      234,764
        19   112,895  55,413       205,413       91,132      241,132
        20   122,237  57,634       207,643       97,680      247,680
        25   176,436  64,105       214,105      132,813      282,813
        30   245,609  56,823       206,823      170,036      320,036

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

          FACE AMOUNT OF COVERAGE: $150,000 AGE 45
          DEATH BENEFIT OPTION: B           ANNUAL PREMIUM: $3,600.00
          PREMIUM EXPENSE CHARGE: 0.00%     (Monthly Premium: $300.00)
          PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.439%)
                    -----------------------------------------------------
                            GUARANTEED*                 CURRENT**
                    --------------------------- -------------------------
             PREM       CASH          DEATH        CASH         DEATH
       YR  AT 5.00%     VALUE        BENEFIT       VALUE       BENEFIT
       --  --------   --------      --------      --------     --------
        1  $  3,696 $  2,798      $152,798      $  3,472     $153,472
        2     7,578    5,857       155,857         7,325      157,325
        3    11,654    9,164       159,164        11,566      161,566
        4    15,933   12,743       162,743        16,221      166,221
        5    20,427   16,613       166,613        21,331      171,331
        6    25,145   20,796       170,796        26,949      176,949
        7    30,099   25,314       175,314        33,123      183,123
        8    35,300   30,186       180,186        39,907      189,907
        9    40,762   35,437       185,437        47,373      197,373
       10    46,497   41,094       191,094        55,588      205,588
       11    52,519   47,196       197,196        64,601      214,601
       12    58,842   53,779       203,779        74,522      224,522
       13    65,480   60,891       210,891        85,432      235,432
       14    72,451   68,577       218,577        97,410      247,410
       15    79,771   76,881       226,881       110,573      260,573
       16    87,456   85,849       235,849       125,047      275,047
       17    95,525   95,515       245,515       140,957      290,957
       18   103,999  105,915       255,915       158,438      308,438
       19   112,895  117,083       267,083       177,666      327,666
       20   122,237  129,066       279,066       198,795      348,795

       25   176,436  203,696       353,696       340,059      490,059
       30   245,609  308,915       458,915       564,853      714,853

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      The Scudder Direct Prospectus consisting of 82 pages; the Multiple Manager Direct Prospectus consisting of 90 pages; and the Multiple Manager II Direct Prospectus consisting of 78 pages. The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to
      Rule 484.
      Representation concerning fees and charges.
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

      (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 4

      (2) Not applicable.

      (3) (a)  Form of Underwriting Agreement. 11

          (b)  Form of Selling Agreement. 2

      (4)  Not applicable.

      (5)  (a)  Form of Group Contract.

                . Scudder (30020) 4

                . Multi-Manager (30037) 4

           (b) Form of Individual Policy and Policy Riders.

                . Scudder (30018) 4,3

                . Multi-Manager (30040) 4,3; (30045) 9

           (c) Form of Certificate and Certificate Riders.

                . Scudder (30018) 4,3

                . Multi-Manager (30036) 4,3,; (30044) 9

      (6) (a) Amended Charter and Articles of Incorporation of the Company 2

           (b)  By-Laws of the Company 2

      (7)  Not applicable.

      (8)  Participation Agreement:

           (a) Form of Participation Agreement with Scudder Variable Life Investment Fund. 2

           (b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund. 2

           (c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. 2

           (d) Form of Participation Agreement with MFS Variable Insurance Trust. 2

           (e) Form of Participation Agreement with Putnam Capital Manager Trust. 2

           (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. 6

           (g)  Form of Participation Agreement with Scudder Variable Series II.
                9
                                     II-3

     (9) Not applicable.

     (10) (a)  Form of Application for Group Contract (10914). 5; (33906) 9

          (b) Form of Application for Employee Insurance
             Guaranteed Issue (Group Contract 10915). 5; (33910) 9

          (c) Form of Application for Employee Insurance
             (Simplified Issue) (Group Contract 10921, 10920). 5

          (d) Form of Application for Spouse Insurance
             (Group Contract 10917). 5

          (e) Form of Application for Employee Insurance
             Guaranteed Issue (Individual Policy 10352, 33100). 5

          (f) Form of Application for Employee Insurance
             (Simplified Issue) (Individual Policy 10357). 5

          (g) Form of Application for Spouse Insurance
             (Individual Policy 10354). 5

          (h) Form of Application Supplement for Scudder Direct Policy
             (33105). 4

          (i) Form of Application Supplement for Multi-Manager Direct Policy (33116). 4; (33135) 9

          (j) Form of Application Supplement - Conditional Interim Coverage Agreement (33909). 9


2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 4

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 7

4.   Not Applicable

5.   Not Applicable

6.   Not Applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8(a). The consent of Deloitte & Touche LLP,Independent Certified Public Accountants. 1

 (b).   The consent of KPMG LLP, Independent Certified Public Accountants. 1

 (c).   Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq. and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 8

                                     * * *

1.      Filed Herewith.

2. Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3. Incorporated by reference to the Post Effective Amendment No. 12 on Form S-6 found on file No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for Policy and Certificate Riders only.

4. Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 28, 2000.

5. Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

6. Incorporated by reference to the Post-Effective Amendment No. 1 on Form S-6 found in File No. 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

7. Incorporated by reference to the Post-Effective Amendment No. 7 on Form S-6 found in File No. 333-75778, filed with the Securities and Exchange Commission on April 28, 2000.

8. Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

9. Incorporated by reference to the Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 25, 2001.

10. Incorporated by reference to the Post-Effective Amendment No. 8 on Form S-6 found in File No. 33-75778, filed with the Securities and Exchange Commission on April 25, 2001.

11. Incorporated by reference to the Post-Effective Amendment No. 14 on Forn S-6 found in file No. 33-58796, filed with the Securities and Commission on April 30, 2002.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 26th day of April, 2002.


(Seal)                                  Paragon Life Insurance Company


Attest: /s/Matthew P. McCauley          By: /s/Anthony F. Trani
        -------------------------           ---------------------------
        Matthew P. McCauley,                Anthony F. Trani, President
        Secretary                           and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                Title                        Date



/s/Anthony F. Trani                                   4/26/02
------------------------
Anthony F. Trani         President and Director
                         (Chief Executive Officer)


/s/Craig K. Nordyke
------------------------                              4/26/02
Craig K. Nordyke         Executive Vice President,
                         Chief Actuary, and
                         Director


/s/Matthew P. McCauley
------------------------                              4/26/02
Matthew P. McCauley      Vice President
                         General Counsel,
                         Secretary and Director


------------------------
Micheal J. McDermott*    Vice President and Director

Signature                     Title                   Date


-------------------------
Nicholas D. Latrenta*         Director


-------------------------
Roy C. Albertali*             Director



-------------------------
Eugene Marks Jr.*             Director


-------------------------
Stanley J. Talbi*             Director


-------------------------
Michael W. Witwer             Director



By:/s/Matthew P. McCauley
      -------------------                             4/26/02
 Matthew P. McCauley


*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq. and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



Exhibit

7. Opinion and Consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

8 a. Written consent of Deloitte & Touche LLP, Independent Certified Public Accountants.

  b.      Written consent of KPMG LLP, Independent Certified Public
          Accountants.

  C.      Written consent of Sutherland Asbill & Brennan LLP